PROSPECTUS

                              SEPARATE ACCOUNT A OF
                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                            VENTURE SURVIVORSHIP VUL
          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY

This prospectus describes Survivorship VUL, a flexible premium survivorship variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company (U.S.A.) (the "Company" or "Manulife USA," "we" or "us"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manufacturers Life").

The Policy is designed to provide lifetime insurance protection together with flexibility as to the timing and amount of premium payments, the investments underlying the Policy Value, and the amount of insurance coverage. This flexibility allows the policyowner to pay premiums and adjust insurance coverage in light of his or her current financial circumstances and insurance needs.

The Policy provides for:

      (1) a Net Cash Surrender Value that can be obtained by surrendering the Policy;

      (2)   policy loans and partial withdrawals; and

      (3) an insurance benefit payable at the death of the last-to-die of the Lives Insured.

Unless the No-Lapse Guarantee is in effect, the Policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover charges assessed against the Policy. If the No-Lapse Guarantee is in effect, the Policy will remain in force as long as the No-Lapse Guarantee Cumulative Premium Test has been met.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manulife USA's Separate Account A (the "Separate Account") to which the policyowner allocates net premiums. The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding statement of additional information, describe the investment objectives of the Portfolios. The Portfolios available for allocation of Net Premiums are shown in the Policy Summary under "Investment Options and Investment Advisers." Other sub-accounts and Portfolios may be added in the future.

BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. ALSO, PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Manufacturers Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304


                  THE DATE OF THIS PROSPECTUS IS  January 3, 2003

TABLE OF CONTENTS
POLICY SUMMARY..............................................................       5
  General...................................................................       5
  Death Benefits............................................................       6
  Premiums..................................................................       6
  Policy Value..............................................................       6
  Policy Loans..............................................................       6
  Surrender and Partial Withdrawals.........................................       6
  Lapse and Reinstatement...................................................       6
  Charges and Deductions....................................................       7
  Investment Options and Investment Advisers................................       7
  Investment Management Fees and Expenses...................................       7
  Table of Charges and Deductions...........................................       7
  Table of Investment Management Fees and Expenses..........................       9
  Table of Investment Options and Investment Subadvisers....................      12
GENERAL INFORMATION ABOUT MANULIFE USA, THE SEPARATE ACCOUNT AND THE TRUST..      13
  Manulife USA..............................................................      13
  The Separate Account......................................................      14
  The Trust.................................................................      14
  Investment Objectives of the Portfolios...................................      14
ISSUING A POLICY............................................................      18
  Requirements..............................................................      18
  Temporary Insurance Agreement.............................................      19
  Right to Examine the Policy...............................................      19
  Life Insurance Qualification..............................................      20
DEATH BENEFITS..............................................................      21
  Death Benefit Options.....................................................      21
  Changing the Face Amount..................................................      21
PREMIUM PAYMENTS............................................................      22
  Initial Premiums..........................................................      22
  Subsequent Premiums.......................................................      22
  Maximum Premium Limitation................................................      22
  Premium Allocation........................................................      22
CHARGES AND DEDUCTIONS......................................................      23
  Amount Deducted from Premium..............................................      23
  Surrender Charges.........................................................      23
  Monthly Charges...........................................................      27
  Charges for Transfers.....................................................      28
  Reduction in Charges......................................................      28
SPECIAL PROVISIONS FOR EXCHANGES............................................      28
COMPANY TAX CONSIDERATIONS..................................................      28
POLICY VALUE................................................................      29
  Determination of the Policy Value.........................................      29
  Units and Unit Values.....................................................      29
  Transfers of Policy Value.................................................      29
POLICY LOANS................................................................      30
  Effect of Policy Loan.....................................................      31
  Interest Charged on Policy Loans..........................................      31
  Loan Account..............................................................      31
POLICY SURRENDER AND PARTIAL WITHDRAWALS....................................      31
  Policy Surrender..........................................................      31
  Partial Withdrawals......................................................       31
LAPSE AND REINSTATEMENT.....................................................      32
  Lapse.....................................................................      32
  No-Lapse Guarantee........................................................      32
  No-Lapse Guarantee Cumulative Premium Test................................      33

   Optional Extended No-Lapse Guarantee.............................................................           33
    Reinstatement...................................................................................           33
THE GENERAL ACCOUNT.................................................................................           33
   Fixed Account....................................................................................           33
OTHER PROVISIONS OF THE POLICY......................................................................           34
   Return of Premium Death Benefit..................................................................           34
   Policyowner Rights...............................................................................           35
   Beneficiary......................................................................................           35
   Incontestability.................................................................................           35
   Misstatement of Age or Sex.......................................................................           35
   Suicide Exclusion................................................................................           35
   Supplementary Benefits...........................................................................           35
TAX TREATMENT OF THE POLICY.........................................................................           36
   Life Insurance Qualification.....................................................................           36
   Tax Treatment of Policy Benefits.................................................................           37
   Alternative Minimum Tax..........................................................................           40
   Income Tax Reporting.............................................................................           40
OTHER INFORMATION...................................................................................           41
   Return of Premium Rider..........................................................................           41
   Payment of Proceeds..............................................................................           41
   Reports to Policyowners..........................................................................           41
   Distribution of the Policies.....................................................................           41
   Responsibilities of Manufacturers Life...........................................................           41
   Voting Rights....................................................................................           42
   Records and Accounts.............................................................................           42
   State Regulations................................................................................           42
   Litigation.......................................................................................           43
   Independent Auditors.............................................................................           43
FINANCIAL STATEMENTS................................................................................           43
   Further Information..............................................................................           43
   Officers and Directors...........................................................................           43
OPTIONAL BENEFITS...................................................................................           45
   Optional Term Rider..............................................................................           45
ILLUSTRATIONS.......................................................................................           45
   Appendix A: Definitions..........................................................................          A-1
   Appendix B: Sample Illustrations of Policy Values, Cash Surrender Values and Death Benefits......          B-1
   Appendix C:  Audited Financial Statements........................................................

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN. NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

POLICY SUMMARY

GENERAL

The Policy is a flexible premium survivorship variable universal life insurance policy. The following summary is intended to provide a general description of the most important features of the Policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy and any endorsement or rider, supersede the disclosure in this prospectus.

DEATH BENEFITS

The Policy provides a death benefit in the event of the death of the last-to-die of the Lives Insured. There are two death benefit options. Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit. The policyowner may change the death benefit option and increase or decrease the Face Amount.


RETURN OF PREMIUM RIDER

The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon death of the last-to-die of the Lives Insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

The return of premium rider death benefit is equal to the initial premium. Any subsequent premiums will increase the death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero). The Return of Premium rider is not protected by the No Lapse Guarantee after the second Policy Year.



OPTIONAL TERM RIDER

The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. However, unlike the death benefit under the Policy, the death benefit under the Term Rider is not protected by the no-lapse guarantee after the second Policy Year and terminates at age 100.

PREMIUMS

Premium payments may be made at any time and in any amount, subject to certain limitations as described under "Premium Payments -- Subsequent Premiums." Net Premiums will be allocated, according to the policyowner's instructions and at the Company's discretion, to one or more of the general account and the sub-accounts of Manulife USA's Separate Account A. Allocation instructions may be changed at any time and transfers among the accounts may be made.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which the policyowner has allocated premiums. The policyowner may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal, or by full surrender of the Policy.

POLICY LOANS

The policyowner may borrow against the Cash Surrender Value of the Policy. Loan interest at a rate of 5.25% is due and payable in arrears on each Policy Anniversary. All outstanding Policy Debt will be deducted from proceeds payable at the insured's death, or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

The policyowner may make a partial withdrawal of the Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the Policy and an assessment of a portion of the surrender charges to which the Policy is subject.

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less Surrender Charges and outstanding Monthly Deductions due minus the Policy Debt.

LAPSE AND REINSTATEMENT

Unless the No-Lapse Guarantee is in effect, a Policy will lapse (and terminate without value) when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate payment being made by the policyowner. If the No-Lapse Guarantee is in effect, the Policy will lapse if the No-Lapse Guarantee Cumulative Premium Test (see definition) has not been met.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A lapsed Policy may be reinstated by the policyowner at any time within the five year period following lapse provided none of the Lives Insured dies after the policy termination and the Policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a certain amount of premium as described under "Reinstatement."

CHARGES AND DEDUCTIONS

The Company assesses certain charges and deductions in connection with the Policy. These include: (i) charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses, (ii) amounts deducted from premiums paid (iii) and charges assessed on surrender or lapse. These charges are summarized in the Table of Charges and Deductions.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

Net Premiums may be allocated to the general account or to one or more of the sub-accounts of Manulife USA's Separate Account A. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust. The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940. The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

INVESTMENT MANAGEMENT FEES AND EXPENSES

The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

TABLE OF CHARGES AND DEDUCTIONS

Amount Deducted from Premium        15% of each premium paid during the first ten Policy Years.

Surrender Charges                   A Surrender Charge is applicable during the
                                    first 15 Policy Years. The Surrender Charge is
                                    determined by the following formula:

                                    Surrender Charge = (Surrender Charge Rate) x (Grading
                                    Percentage)

                                    The Grading Percentage is based on the issue age of
                                    the youngest insured and the policy year in which the
                                    transaction causing the assessment of the charge
                                    occurs and is set forth in the table under "Surrender
                                    Charges."

                                    The Surrender Charge Rate is calculated as follows:

                                    Surrender Charge Rate = (Factor) x (Surrender Face Amount /
                                    1000) + (82.5%) x (Surrender Charge Premium)

                                    The Surrender Charge Premium is the lesser of:

                                    (a) the premiums paid during the first policy year;

                                    (b) the premium amount used to measure the maximum Surrender
                                    Charge under the Policy;

                                    (c) the net level annual premium required to provide
                                    level insurance to attained age 100 of the younger
                                    insured based on guaranteed monthly mortality charges
                                    and an interest rate of 4%; and

                                    (d) $27.50 per $1000 of Face Amount.

                                    The maximum Surrender Charge for any Policy per $1000 of
                                    Face Amount is $31.19.

                                    A portion of this charge may be assessed on a partial withdrawal, as set forth under "Charges and Deductions -- Surrender Charges on a Partial Withdrawal."

Monthly Deductions                  An administration charge of $_0.175 per
                                    $1,000 of current face amount per policy
                                    month will be deducted in the first policy
                                    year.

                                    The cost of insurance charge.

                                    Any additional charges for supplementary benefits.

                                    A mortality and expense risks charge. This charge varies
                                    by Policy Year as follows:


                                                               GUARANTEED        EQUIVALENT
                                                                  MONTHLY           ANNUAL
                                                                MORTALITY       MORTALITY AND
                                                               AND EXPENSE        EXPENSE
                                    POLICY YEARS               RISK CHARGE      RISKS CHARGE
                                    1-15                          0.10%              1.20%
                                    16+                           0.025%             0.30%

                           All of the above charges are deducted from the Net
                           Policy Value.

Loan Charges               A fixed loan interest rate of 5.25%.
                           Interest credited to amounts in the Loan Account will
                           be equal to the 4% rate charged to the loan less the
                           current and maximum loan spread of 1.25%.

Transfer Charge            A charge of $25 per transfer for each transfer in excess of 12 in a Policy Year.

TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES

                        TRUST ANNUAL EXPENSES (SERIES I)

              (as a percentage of Trust average net assets for the
                      fiscal year ended December 31, 2001)

                                                                         OTHER
   TRUST PORTFOLIO                                                      EXPENSES           TOTAL TRUST
                                                                         (AFTER          ANNUAL EXPENSES
                                   MANAGEMENT        SERIES I RULE       EXPENSE         (AFTER EXPENSE
                                      FEES           12B-1 FEES(G)    REIMBURSEMENT)     REIMBURSEMENT)
   Internet Technologies             1.000%            0.150%             0.110%             1.26%
   Pacific Rim Emerging Markets      0.700%            0.150%             0.380%             1.23%
   Telecommunications                0.950%            0.150%             0.340%             1.44%(A)
   Science & Technology              0.916%(D)         0.150%             0.060%             1.13%
   International Small Cap           0.950%            0.150%             0.500%             1.60%
   Health Sciences                   0.942%(D)         0.150%             0.350%             1.44%(A)
   Aggressive Growth                 0.850%            0.150%             0.070%             1.07%
   Emerging Small Company            0.900%            0.150%             0.070%             1.12%
   Small Company Blend               0.900%            0.150%             0.120%             1.17%
   Dynamic Growth                    0.850%            0.150%             0.080%             1.08%
   Mid Cap Growth                    0.850%            0.150%             0.390%             1.39%(A)
   Mid Cap Opportunities             0.850%            0.150%             0.440%             1.44%(A)
   Mid Cap Stock                     0.775%            0.150%             0.080%             1.00%
   All Cap Growth                    0.785%            0.150%             0.060%             0.99%
   Financial Services                0.800%            0.150%             0.260%             1.21%(A)
   Overseas                          0.800%            0.150%             0.150%             1.10%
   International Stock               0.838%(D)         0.150%             0.170%             1.16%
   International Value               0.850%            0.150%             0.150%             1.15%
   Capital Appreciation              0.750%            0.150%             0.300%             1.20%
   Strategic Opportunities           0.700%            0.150%             0.060%             0.91%
   Quantitative Mid Cap              0.650%            0.150%             0.100%             0.90%(A)
   Global Equity                     0.750%            0.150%             0.110%             1.01%
   Strategic Growth                  0.750%            0.150%             0.200%             1.10%(A)
   All Cap Core                      0.697%            0.150%             0.060%             0.91%
   Large Cap Growth                  0.750%            0.150%             0.080%             0.98%
   All Cap Value                     0.800%            0.150%             0.470%             1.42%(A)
   Capital Opportunities             0.750%            0.150%             0.560%(G)          1.46%(A)(F)
   Quantitative Equity               0.599%            0.150%             0.060%             0.81%
   Blue Chip Growth                  0.702%(D)         0.150%             0.060%             0.91%
   Utilities                         0.750%            0.150%             0.610%(G)          1.51%(A)
   Real Estate Securities            0.645%            0.150%             0.070%             0.87%
   Small Company Value               0.891%(D)         0.150%             0.110%             1.15%
   Mid Cap Value                     0.800%            0.150%             0.200%             1.15%(A)
   Value                             0.642%            0.150%             0.060%             0.85%
   Equity Index(H)                   0.250%            0.000%             0.150%             0.40%
   Tactical Allocation               0.750%            0.150%             0.400%             1.30%
   Fundamental Value                 0.798%            0.150%             0.120%             1.07%(A)
   Growth & Income                   0.529%            0.150%             0.050%             0.73%
   U.S. Large Cap Value              0.725%            0.150%             0.050%             0.93%
   Equity-Income                     0.711%(D)         0.150%             0.050%             0.91%
   Income & Value                    0.650%            0.150%             0.070%             0.87%
   Balanced                          0.563%            0.150%             0.100%             0.81%
   High Yield                        0.625%            0.150%             0.060%             0.84%
   Strategic Bond                    0.625%            0.150%             0.080%             0.86%
   Global Bond                       0.600%            0.150%             0.220%             0.97%
   Total Return                      0.600%            0.150%             0.060%             0.81%
   Investment Quality Bond           0.500%            0.150%             0.090%             0.74%
   Diversified Bond                  0.600%            0.150%             0.070%             0.82%

   U.S. Government Securities        0.550%            0.150%             0.060%             0.76%
   Money Market                      0.350%            0.150%             0.050%             0.55%
   Small Cap Index(E)                0.375%            0.150%             0.075%             0.60%
   International Index(E)            0.400%            0.150%             0.050%             0.60%
   Mid Cap Index(E)                  0.375%            0.150%             0.075%             0.60%
   Total Stock Market Index(E)       0.375%            0.150%             0.060%             0.59%
   500 Index(E)                      0.375%            0.150%             0.050%             0.57%
   Lifestyle Aggressive 1000         0.065%            0.000%             0.081%             1.146%(B)(C)
   Lifestyle Growth 820              0.054%            0.000%             0.998%             1.052%(B)(C)
   Lifestyle Balanced 640            0.054%            0.000%             0.914%             0.968%(B)(C)
   Lifestyle Moderate 460            0.062%            0.000%             0.823%             0.885%(B)(C)
   Lifestyle Conservative 280        0.069%            0.000%             0.790%             0.859%(B)(C)

(A) Annualized; For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(B) The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust as noted below. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage,
(d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of the Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser.

This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be higher (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 2001) as noted in the chart below:

                                                                                  TOTAL
                                                                        OTHER     TRUST
TRUST PORTFOLIO                     MANAGEMENT         RULE           EXPENSES    ANNUAL
                                       FEES         12B-1 FEES                   EXPENSES
Lifestyle Aggressive 1000                0.065%          0.000%         1.106%      1.171%

Lifestyle Growth 820                     0.054%          0.000%         1.013%      1.067%
Lifestyle Balanced 640                   0.054%          0.000%         0.929%      0.983%

Lifestyle Moderate 460                   0.062%          0.000%         0.848%      0.910%

Lifestyle Conservative 280               0.069%          0.000%         0.815%      0.884%


(C) Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote (B) above.

(D) Effective June 1, 2000, the Adviser voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, the Blue Chip Growth Trust, the Equity-Income Trust and the International Stock Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

                                                     FEE REDUCTION
COMBINED ASSET LEVELS                    (AS A PERCENTAGE OF THE ADVISORY FEE)
---------------------                    -------------------------------------
First $750 million                                      0.00%
Between $750 million and $1.5 billion                   5.00%
Between $1.5 billion and $3.0 billion                   7.50%
Over $3.0 billion                                      10.00%

      The fee reductions are applied to the advisory fees of each of the six portfolios. (However, in the case of the Small Company Value Trust, the fee reduction will be reduced by 0.05% of the first $500 million in net assets.) This voluntary fee waiver may be terminated at any time by the adviser. As of December 31, 2001, the combined asset level for all six portfolios was approximately $4.097 billion resulting in a fee reduction of 5.00%. There is no guarantee that the combined asset level will remain at this amount. If the combined asset level were to decrease to a lower breakpoint, the fee reduction would decrease as well.

(E) MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. For Series I shares, if such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.07% and 0.62%, respectively, for the International Index Trust, 0.075% and 0.60%, respectively, for the Small Cap Index Trust, and 0.075% and 0.60%, respectively, for the Mid Cap Index Trust and 0.060% and 0.59%, respectively, for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2002 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.

(F) For all portfolios except the Lifestyle Trusts, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Capital Opportunities and Utilities Trusts, the Adviser reimbursed the portfolios for certain expenses for the year ended December 31, 2001. As of the date of this prospectus, such expense reimbursements are no longer operative since the expenses of these portfolio no longer exceed such annual rates. For Series I shares, if such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.500% and 1.40%, respectively, for the Capital Opportunities Trust and 0.500% and 1.40%, respectively for the Utilities Trust for the period April 30, 2001 (commencement of operations) to December 31 2001 (annualized). These voluntary expense reimbursements may be terminated at any time.

(G) Effective January 1, 2002, the Trust implemented a Series I Rule 12b-1 plan while simultaneously reducing its advisory fees and implementing advisory fee breakpoints. The Trust Annual Expense chart reflects these changes.

(H) The Equity Index Trust is available only for Policies issued for applications dated prior to May 1, 2000. Under the Advisory Agreement, MSS has agreed to reduce its advisory fee or reimburse the Equity Index Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) exceeds an annual rate of 0.15% of the average annual net assets of the Equity Index Trust. The expense limitation may be terminated at any time by MSS. If this expense reimbursement had not been in effect, Total Trust Annual Expenses would have been 0.41%, and Other Expenses would have been 0.16%, of the average annual net assets of the Equity Index Trust.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

The Trust currently has the following subadvisers who manage the portfolios of the Trust which are investment options for this Policy, one of which is MFC Global Investment Management (U.S.A.). Both MSS and MFC Global Investment Management (U.S.A.) Limited are affiliates of ours.


SUBADVISER                                                  PORTFOLIO
A I M Capital Management, Inc.                              All Cap Growth Trust
                                                            Aggressive Growth Trust

Capital Guardian Trust Company                              Small Company Blend Trust
                                                            U.S. Large Cap Value Trust
                                                            Income & Value Trust
                                                            Diversified Bond Trust


Davis Advisors                                              Financial Services Trust
                                                            Fundamental Value Trust

The Dreyfus Corporation                                     All Cap Value Trust

Deutsche Asset Management, Inc.                             Real Estate Securities Trust
                                                            Dynamic Growth Trust
                                                            All Cap Core Trust
                                                            Lifestyle Trusts(A)

Deutsche Asset Management                                   International Stock Trust
Investment Services Ltd.

Fidelity Management & Research Company                      Strategic Opportunities Trust(A)
                                                            Large Cap Growth Trust
                                                            Overseas Trust

Founders Asset Management LLC                               International Small Cap Trust

Franklin Advisers, Inc.                                     Emerging Small Company Trust

INVESCO Funds Group, Inc.                                   Telecommunications Trust
                                                            Mid Cap Growth Trust

Jennison Associates LLC                                     Capital Appreciation Trust

Lord, Abbett & Co.                                          Mid Cap Value Trust

MFC Global Investment Management (U.S.A.) Limited           Pacific Rim Emerging Markets
Trust                                                       Quantitative Mid Cap Trust
                                                            Quantitative Equity Trust
                                                            Equity Index Trust
                                                            Money Market Trust
                                                            Index Trusts
                                                            Lifestyle Trusts(A)
                                                            Balanced Trust

Massachusetts Financial Services Company                    Strategic Growth Trust
                                                            Capital Opportunities Trust
                                                            Utilities Trust

Miller Anderson(B)                                          Value Trust
                                                            High Yield Trust

Munder Capital Management                                   Internet Technologies Trust

Pacific Investment Management Company                       Global Bond Trust
                                                            Total Return Trust

Putnam Investment Management, LLC                           Mid Cap Opportunities Trust
                                                            Global Equity Trust

Salomon Brothers Asset Management Inc                       U.S. Government Securities Trust
                                                            Strategic Bond Trust



T. Rowe Price Associates, Inc.                              Science & Technology Trust
                                                            Small Company Value Trust
                                                            Health Sciences Trust
                                                            Blue Chip Growth Trust
                                                            Equity-Income Trust



Templeton Investment Counsel, Inc.                          International Value Trust

UBS Global Asset Management                                 Tactical Allocation Trust
(formerly, Brinson Advisors, Inc..)

Wellington Management Company, LLP                          Growth & Income Trust
                                                            Investment Quality Bond Trust
                                                            Mid Cap Stock Trust

-----------------

(A) Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited regarding management of the Lifestyle Trusts.

(B) Morgan Stanley Investment Management Inc. ("MSIM") is the sub-adviser to the Value Trust and the High Yield Trust. MSIM does business in certain instances (including its role as the sub-adviser to the Value Trust and the High Yield Trust) using the name "Miller Anderson". Prior to May 1, 2002, Morgan Stanley Investments LP, an affiliate of MSIM, (formerly, Miller Anderson & Sherrerd LLP) was the sub-adviser to the Value Trust and High Yield Trust.

GENERAL INFORMATION ABOUT MANULIFE USA, THE SEPARATE ACCOUNT AND THE TRUST

MANULIFE USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

RATINGS

The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) have received the following ratings from independent rating agencies:

      A++ A.M. Best
      Superior companies have a very strong ability to meet their obligations; 1st category of 16

      AA+ Fitch
      Very strong capacity to meet policyholder and contract obligations; 2nd category of 22

      AA+ Standard & Poor's
      Very strong financial security characteristics; 2nd category of 21

      Aa2 Moody's
      Excellent in financial strength; 3rd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to Manulife USA as a measure of the Company's ability to honor the death benefit and life annuitization guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Three (the "Separate Account") on August 22, 1986 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA. As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account and assumed all of ManAmerica's obligations including those under the Policies. As a result of the transaction Separate Account Three of ManAmerica has been renamed to Separate Account A of Manulife USA. The ultimate parent of both ManAmerica and Manulife USA is MFC. The Separate Account holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

Manulife USA is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manulife USA. Manulife USA will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manulife USA conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manulife USA

REGISTRATION

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manulife USA.

THE TRUST

Each sub-account of the Separate Account will only purchase Series I shares (formerly referred to as "Class A shares") of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the Trust portfolios, except the Lifestyle Trusts and the Equity Index Trust, are subject to a Rule 12b-1 fee of 0.15% of a portfolio's Series I net assets. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manulife USA to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manulife USA may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:

The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).

The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The TELECOMMUNICATIONS TRUST seeks capital appreciation (with earning income as a secondary objective) by investing, under normal market conditions, primarily in equity securities of companies engaged in the telecommunications sector, that is, in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies.

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1.5 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing the portfolio's assets primarily in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.

The MID CAP GROWTH TRUST seeks capital appreciation by investing primarily in common stocks of mid-sized companies - those with market capitalizations between $2.5 billion and $15 billion at the time of purchase.

The MID CAP OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. mid-size companies.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.

The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs)). The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE Index.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.

The STRATEGIC OPPORTUNITIES TRUST (formerly, Mid Cap Blend Trust) seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.

The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.

The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.

The ALL CAP CORE TRUST (formerly, Growth Trust) seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index.

The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.

The ALL CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in the stocks of value companies of any size.

The CAPITAL OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio focuses on companies which the subadviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth companies. Many of the stocks in the portfolio are expected to pay dividends.

The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.

The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.

The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

The EQUITY INDEX TRUST seeks to achieve investment results which approximate the aggregate total return of publicly traded common stocks which are included in the Standard & Poor's 500 Composite Stock Price Index. (The Equity Index Trust is available only for policies issued for applications dated prior to May 1,
2000).

The TACTICAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by allocating the portfolio's assets between (i) a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index, and (ii) a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index.*

The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index").*

The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index.*

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index.*

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index.*

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" and "Russell 2000(R) Growth" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not take into account the insured's sex and/or smoking status, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each Policy is issued with a Policy Date, an Effective Date and an Issue Date (see Definitions). The Issue Date is the date from which the Suicide and Validity provisions of the Policy are determined and is the expected date of actual delivery of the Policy to the policyowner. The Effective Date is the date on which the first monthly deductions are taken, and is the date on which the underwriters approve the Policy issuance. The Policy Date is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, is the date from which charges for the first monthly deduction are calculated, and is the date from which Policy Years, Policy Months and Policy Anniversaries are determined.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

(i) the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and

(ii)  the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

MINIMUM INITIAL FACE AMOUNT

Manulife USA will generally issue a Policy only if it has a Face Amount of at least $250,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a policy is backdated, Net Premiums received prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policy owner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $5,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the Lives Insured meet the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional rating assigned to it.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund within 10 days after it is received. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. During the "Right to Examine the Policy Period," premiums may be allocated to the Money Market Trust. After this period has expired, premiums will then be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions.

If the policyowner elects to cancel the Policy under this provision, the Policy can be mailed or delivered to the Manulife USA agent who sold it or to the Service Office. Immediately upon such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund to the policyholder an amount equal to either:

      (1)   the amount of all premiums paid, or

      (2) (a) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus

            (b) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus

            (c) any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends upon the requirements of the applicable state.

If a policyowner requests an increase in face amount which results in new surrender charges, he or she will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION

This product uses the Guideline Premium Test to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended.

GUIDELINE PREMIUM TEST

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

- A change in the policy's Face Amount.

- A change in the death benefit option.

- Partial Withdrawals.

- Addition or deletion of supplementary benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company will require the policyowner to take a partial withdrawal. In addition, these changes could reduce the future premium limitations.

MINIMUM DEATH BENEFIT

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. The Minimum Death Benefit Percentages are shown in the Table of Minimum Death Benefit Percentages.

TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES


ATTAINED AGE                                               APPLICABLE PERCENTAGE
--------------------------------------------------------------------------------
40 and under..............................................              250%
45........................................................              215%
50........................................................              185%
55........................................................              150%
60........................................................              130%
65........................................................              120%
70........................................................              115%
75........................................................              105%
90........................................................              105%
95 and above..............................................              100%

To determine the Applicable Percentage in the above table, use the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. For ages not shown, the Applicable Percentage can be found by reducing the values proportionately

DEATH BENEFITS

If the Policy is in force at the time of the death of the last-to-die of the Lives Insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the Life Insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

DEATH BENEFIT OPTIONS

There are two death benefit options, described below.

DEATH BENEFIT OPTION 1

Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit.

DEATH BENEFIT OPTION 2

Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

CHANGING THE DEATH BENEFIT OPTION

The death benefit option may be changed on the first day of any policy month once each Policy Year after the first Policy Year. . The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option will result in a change in the Policy's Face Amount, in order to avoid any change in the amount of the death benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change. The Policy will not be assessed a Surrender Charge for a reduction in Face Amount solely due to a change in the death benefit option.

CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

CHANGING THE FACE AMOUNT

Subject to the limitations stated in this Prospectus, a policyowner may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASE IN FACE AMOUNT

Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the policy month following the date Manulife USA approves the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. The Company reserves the right to refuse a requested increase if any of the Lives Insureds' Attained Ages at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

NEW SURRENDER CHARGES FOR AN INCREASE

An increase in face amount will usually result in the Policy being subject to new surrender charges. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have free look right with respect to any increase resulting in new surrender charges.

An additional premium may be required for a face amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

INCREASE WITH PRIOR DECREASES
If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest face amount will be deemed to be restored first.

DECREASE IN FACE AMOUNT
Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date Manulife USA approves the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. A decrease in Face Amount will be subject to surrender charges. See "Charges and Deductions - Surrender Charges"

PREMIUM PAYMENTS

INITIAL PREMIUMS
No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium (which is set forth in the Table of Values in your policy).

On the later of the Effective Date or the date the premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions; unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

SUBSEQUENT PREMIUMS
After the payment of the initial premium, premiums may be paid at any time and in any amount until the youngest of the Lives Insured has reached Attained Age 100, or the date such person would have reached Attained Age 100, if living, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. Manulife USA will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Internal Revenue Code. The Company also reserves the right to request evidence of insurability if a premium payment would result in an increase in the Death Benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at the Service Office; unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

MAXIMUM PREMIUM LIMITATION
In no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

PREMIUM ALLOCATION
Premiums may be allocated to either the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account.

Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office.

CHARGES AND DEDUCTIONS

AMOUNT DEDUCTED FROM PREMIUM

Manulife USA deducts an amount from each premium payment, equal to 15% of the premium during the first ten policy years.

SURRENDER CHARGES

The Company will deduct a Surrender Charge if during the first fifteen years following the Policy Date, or the effective date of a Face Amount increase:

     -    the Policy is surrendered for its Net Cash Surrender Value,

     - a partial withdrawal is made in excess of the Withdrawal Tier Amount (see below for a description of this amount),

     -    there is a decrease in Face Amount, or

     -    the Policy Lapses.


SURRENDER CHARGE CALCULATION

The Surrender Charge for the initial Face Amount or for the amount of any increase in Face Amount is determined by the following formula (the calculation is also described in words below):

Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)

Surrender Charge Rate (the calculation is also described in words below)

Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + (82.5%) x (Surrender Charge Premium)

DEFINITIONS OF THE FORMULA FACTORS ABOVE
Surrender Face Amount

If the Face Amount at the time of surrender is equal to or less than the initial Face Amount, then the Surrender Face Amount is equal to the Face Amount at the time of surrender. However, if the Face Amount has increased, then the surrender charge is calculated separately on (a) the initial Face Amount and (b) on the amount of Face Amount above the initial Face Amount. In the case of (a), the Surrender Face Amount is equal to the initial Face Amount and in the case of (b) the Surrender Face Amount is equal to the Face Amount above the initial Face Amount.

The Factor is set forth in the following chart:

ISSUE AGE                                          FACTOR
--------------------------------------------------------------------------------
 38 or younger..................................   3.75
 39.............................................   4.25
 40.............................................   4.75
 41.............................................   5.25
 42.............................................   5.75
 43.............................................   6.25
 44.............................................   6.75
 45.............................................   7.25
 46.............................................   7.75
 47.............................................   8.25
 48 or older....................................   8.50

The Surrender Charge Premium is the lesser of:

(a)  the premiums paid during the first policy year;
(b) the premium amount used to measure the maximum Surrender Charge under the Policy;

(c) the net level annual premium ("Net Level Premium") required to provide level insurance to attained age 100 of the younger insured based on guaranteed maximum mortality charges and an interest rate of $40; and

(d)  $27.50 per $1000 of Face Amount. Grading Percentage

The grading percentage is based on the issue age of the youngest insured and the Policy Year in which the transaction causing the assessment of the charge occurs as set forth in the table below:

                                            SURRENDER CHARGE GRADING PERCENTAGE
                                            --------------------------------------
ISSUE AGES OF YOUNGER INSURED               0-75    76     77    78     79    80+
----------------------------------------------------------------------------------
Policy Year 1...........................    93%    92%    92%    91%   90%    90%
Policy Year 2...........................    86%    85%    84%    83%   81%    80%
Policy Year 3...........................    80%    78%    76%    75%   72%    70%
Policy Year 4...........................    73%    71%    69%    66%   63%    60%
Policy Year 5...........................    66%    64%    61%    58%   54%    50%
Policy Year 6...........................    60%    57%    53%    50%   45%    40%

Policy Year 7...........................    53%    50%    46%    41%   36%    30%
Policy Year 8...........................    46%    42%    38%    33%   27%    20%
Policy Year 9...........................    40%    35%    30%    25%   18%    10%
Policy Year 10..........................    33%    28%    23%    16%    9%     0%
Policy Year 11..........................    26%    21%    15%     8%    0%
Policy Year 12..........................    20%    14%     7%     0%
Policy Year 13..........................    13%     7%     0%
Policy Year 14..........................     6%     0%
Policy Year 15..........................     0%

Formulas Described in Words

    Surrender Charge

The Surrender Charge is determined by multiplying the Surrender Charge Rate by the Grading Percentage, a percent which starts at 100% and grades down each policy year to zero over a period not to exceed fifteen years.

    Surrender Charge Rate

The Surrender Charge Rate is equal to the sum of (a) plus (b) where (a) equals the Factor multiplied by the Surrender Face Amount divided by 1000 and (b) equals 82.5% times the Surrender Charge Premium.

Illustration of Surrender Charge Calculation

     Assumptions

- 50 year old male and 40 year old female (standard risks and nonsmoker status)

-    Policy issued 7 years ago

- A total of $904 IN premiums have been paid on the Policy in equal annual installments over the 7 year period

- the premium amount used to measure the maximum Surrender Charge under the Policy is $2188

-    Net Level Premium for the Policy is $2541

-    Face Amount of the Policy is $250,000

-    Policy is surrendered during the last month of the seventh policy year

     Surrender Charge

The Surrender Charge to be assessed would be $1025, determined as follows:

First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + (82.5%) x (Surrender Charge Premium)

   1933.30 = (4.75) x ($250,000 / 1000) + (82.5%) X (904)

   The Surrender Charge Rate is equal to 1933.30.

Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.

Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)

    $1025 = (1933.30) X (53%)

   The Surrender Charge is equal to $1025.

The following calculation illustrates the maximum Surrender Charge that would be payable on a Policy under the assumptions set forth below.

Illustration of Maximum Surrender Charge Calculation

     Assumptions

- 50 year old male and 40 year old female (standard risks and nonsmoker status)

-    Policy issued 7 years ago

- a total of $2188 in premiums have been paid on the Policy in equal annual installments over the 7 year period

- the premium amount used to measure the maximum Surrender Charge under the Policy is $2188

-    Net Level Premium for the Policy is $2541

-    Face Amount of the Policy is $250,000

-    Policy is surrendered during the last month of the seventh policy year

     Maximum Surrender Charge

The maximum Surrender Charge to be assessed would be $1586, determined as follows:

First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + ( 82.5%) x (Surrender Charge Premium)

    2992.60 = 4.75 x ($250,000 / 1000) + (82.5%) X (2188)

   The Surrender Charge Rate is equal to 2992.60.

Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.

Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)

   $1586 = (2992.60) X 53%

   The maximum Surrender Charge payable on the Policy is equal to $1586.

Depending upon the Face Amount of the Policy, the age of the youngest insured at issue, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL
A partial withdrawal will result in the assessment of a portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal which exceeds the Withdrawal Tier Amount to the Net Cash Surrender Value of the Policy as at the date of the withdrawal. The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the Policy's remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

SURRENDER CHARGE ON DECREASE IN FACE AMOUNT

If the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge.

Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.

WITHDRAWAL TIER AMOUNT

The Withdrawal Tier Amount is equal to 10% of the Net Cash Surrender Value as at the last Policy Anniversary. In determining what, if any, portion of a partial withdrawal is in excess of the Withdrawal Tier Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

MONTHLY CHARGES

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the youngest of the Lives Insured reaches Attained Age 100, or the date such person would have reached Attained Age 100, if living. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. The charges consist of:

(i)  a monthly administration charge;

(ii) a monthly charge for the cost of insurance;

(iii) a monthly mortality and expense risk charge;

(iv) a monthly charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value.

ADMINISTRATION CHARGE

This charge will be equal to $0.175 per $1,000 of current face amount per Policy Month in the first Policy Year. The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate and the net amount at risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the net amount at risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.

For Death Benefit Options 1 and 2, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

(a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

(b) is the Policy Value as of the first day of the Policy Month prior to deduction of monthly cost of insurance.


The rates for the cost of insurance are blended and based upon the Attained Age, sex, and Risk Classification of the Lives Insured.

Cost of insurance rates will generally increase with the age of each of the Lives Insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of Lives Insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Lives Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Tables.

CHARGES FOR SUPPLEMENTARY BENEFITS

If the Policy includes Supplementary Benefits, a charge will be made applicable to such Supplementary Benefit.

MORTALITY AND EXPENSE RISK CHARGE

A monthly charge is assessed against the Policy Value equal to a percentage of the Policy Value. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risk assumed is that Lives Insured may live for a shorter period of time than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:

                                           GUARANTEED
                                         MONTHLY MORTALITY   EQUIVALENT ANNUAL
                                           AND EXPENSE         MORTALITY AND
POLICY YEAR                                RISKS CHARGE        RISKS CHARGE
--------------------------------------------------------------------------------
 1-15.................................         0.10%               1.20%
 16+..................................        0.025%               0.30%

CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year, other than transfers made pursuant to the Dollar Cost Averaging or Asset Allocation Balancer programs.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents, immediate family members of the foregoing, and employees or agents of Manufacturers Life and its subsidiaries. Manulife USA reserves the right to reduce any of the Policy's loads or charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manulife USA believes to be relevant to the expected reduction of its expenses.

Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manulife USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

In addition, groups and persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisers as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manulife USA For a detailed description of the Fixed Account, see "The General Account -- Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Spread. For a detailed description of the Loan Account, see "Policy Loans -- Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00 and $12.50 depending on the sub-account. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the that sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

(b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day;

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

At any time, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.


The Company reserves the right to impose limitations on transfers, including the maximum amount that may be transferred. Prior to imposing any such limitations, the Company will provide written notice to the affected policyowners. In addition, transfer privileges are subject to any restrictions that may be imposed by the Trust.


While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

(a)  within eighteen months after the Issue Date; or

(b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

TRANSFER CHARGES

A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, Manulife USA will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company will offer policyowners a Dollar Cost Averaging program. Under the Dollar Cost Averaging program the policyowner will designate an amount which will be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program. If insufficient funds exist to effect a Dollar Cost Averaging transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs Manulife USA otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

At any time while this Policy is in force, a policyowner may borrow against the Policy Value of the Policy. The amount of any loan cannot exceed 90% of the Policy's Net Cash Surrender Value. In the state of Florida, the available loan value on any date is the Net Cash Surrender Value, less estimated interest and future Monthly Deductions, due to the next anniversary. The Policy serves as the only security for the loan. Policy loans may have tax consequences, see "Tax Treatment of Policy Benefits -- Policy Loan Interest."

LOAN VALUE

The Loan Value is equal to the Policy's Net Cash Surrender Value less the monthly deductions due to the next Policy Anniversary.

EFFECT OF POLICY LOAN

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the last-to-die of the Lives Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 5.25%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan, discounted by 4%, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% and is guaranteed not to exceed this amount.

LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the last-to-die of the Lives Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the associated Loan sub-account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which Manulife USA receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS

A policyowner may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed

Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions -- Surrender Charges."

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

If Death Benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charges.



If the death benefit is based upon the Policy Value times the minimum death benefit percentage set forth under "Death Benefit Minimum Death Benefit," the Face Amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the Surrender Charge assessed exceeds the difference between the death benefit and the Face Amount. When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

LAPSE

Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy -- Tax Treatment of Policy Benefits -- Surrender or Lapse." Manulife USA will notify the policyowner of the default and will allow a 61 day grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium load. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

NO-LAPSE GUARANTEE

In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default, even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if the face amount of the Policy is changed, if there is a Death Benefit Option change, or if there is any change in the supplementary benefits added to the Policy or in the risk classification of any Lives Insured because of a change in smoking status.

The No-Lapse Guarantee Period is described under "Definitions".

While the No-Lapse Guarantee is in effect, the Company will determine at the beginning of the Policy Month that the Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If it has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which the policyowner may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to the policyowner, will be equal to the lesser of:

(a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

(b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium load.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST
The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that the Policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals and less any Policy Debt, is at least equal to the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

OPTIONAL EXTENDED NO-LAPSE GUARANTEE

In states where approved, an optional rider may be added to the Policy that extends the No-Lapse Guarantee Period to the earlier of: (a) termination of the Policy or the rider, (b) subject to any applicable state limitations, the number of years selected by the Policyowner and (c) age 100 of the life insureds. (The rider may be terminated at any time but cannot be reinstated once terminated.) In order for the Extended No-Lapse Guarantee to be applicable a Cumulative Premium Test must be satisfied. This test is described in the rider. The cost of the rider varies by issue age, sex, risk classification, smoking status and Face Amount and a change in the Face Amount of the Policy may affect the cost of the rider. The Extended No-Lapse Guarantee does not protect the Term Rider. The No-Lapse Guarantee doesn't protect the term rider beyond the second Policy Year.

DEATH DURING GRACE PERIOD

If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

REINSTATEMENT

A policyowner can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

(a)   All Lives Insured's risk classifications are standard or preferred, and

(b)   All Lives Insured's Attained Ages are less than 46.

A policyowner can reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) Evidence of all Lives Insured's insurability, or on the survivor(s) who were insured at the end of the grace period, satisfactory to the Company is provided to the Company;

(b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the next two monthly deductions;

(c) The Policy cannot be reinstated if any of the Lives Insured die after the Policy has terminated.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated.

THE GENERAL ACCOUNT

The general account of Manulife USA consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manulife USA has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manulife USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the S.E.C. has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed

Account from the Investment Accounts. Manulife USA will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

     (a)  the portion of the net premiums allocated to it; plus

     (b)  any amounts transferred to it; plus

     (c)  interest credited to it; less

     (d)  any charges deducted from it; less

     (e)  any partial withdrawals from it; less

     (f)  any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, Manulife USA guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

RETURN OF PREMIUM RIDER DEATH BENEFIT

The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the last-to-die of the Lives Insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

The Return of Premium Rider death benefit is equal to initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduce to less than zero).

     Cessation of Increases. Increases in the Return of Premium Death Benefit coverage will cease at the earlier of:

          (a) the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;

          (b) the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to Death Benefit Option 2; or

          (c) the date as of which Monthly Deductions cease and no further premiums may be paid in determining the amount of the Return of Premium death benefit coverage.

      Decreases in Coverage. The Return of Premium Death Benefit may be decreased if requested by the policyowner. The decrease will take effect at the beginning of the Policy Month on or next following the date Company approves the request. The Return of Premium Rider Death Benefit coverage will be reduced by the amount of the requested decreased. Decreases in the death benefit are not subject to pro-rata Surrender Charges.

      Partial Withdrawals. If the Policyowner makes a written request for a partial withdrawal of net cash surrender value while this rider is in force, the Company will process the withdrawal so that it first reduces the amount of the Return of Premium Death Benefit coverage. Any withdrawals will be subject to a pro-rata surrender charge as described under "Charges and Deductions - Surrender Charges." In addition, the Face Amount will be reduced by the amount by which the withdrawal plus the Surrender Charge exceeds the amount of the Return of Premium Rider Death Benefit.

      No Lapse Guarantee. The No Lapse Guarantee provisions of the Policy apply to the Return of Premium Rider Death Benefit for the first TWO Policy Years only.

POLICYOWNER RIGHTS

Unless otherwise restricted by a separate agreement, the policyowner may:

     -    Vary the premiums paid under the Policy.

     -    Change the death benefit option.

     -    Change the premium allocation for future premiums.

     -    Transfer amounts between sub-accounts.

     -    Take loans and/or partial withdrawals.

     -    Surrender the contract.

     -    Transfer ownership to a new owner.

     - Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

     -    Change or revoke a contingent owner.

     -    Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS

Manulife USA will not be bound by an assignment until it receives a copy of the assignment at its Service Office. Manulife USA assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Lives Insured lifetime by giving written notice to Manulife USA in a form satisfactory to the Company. The change will take effect as of the date such notice is signed. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

INCONTESTABILITY

Manulife USA will not contest the validity of a Policy after it has been in force during any Lives Insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Lives Insured for two years. If a Policy has been reinstated and been in force during the lifetime of the Lives Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex or both of any of the Lives Insured in the Policy are incorrect, Manulife USA will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If any of the Lives Insured dies by suicide within two years after the Issue Date, the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If any of the Lives Insured dies by suicide within two years after the effective date of an applied for increase in Face Amount, the Company will credit the amount of any Monthly Deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the last death is by suicide, the Death Benefit for that increase will be limited to the Monthly Deductions taken for the increase.

The Company reserves the right to obtain evidence of the manner and cause of death of the Lives Insured.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including the Estate Preservation Rider which provides additional term insurance at no extra charge during the first four Policy Years to protect against application of the "three year contemplation of death" rule and an option to split the Policy into two individual policies upon divorce, or certain federal tax law changes without evidence of insurability (the "Policy Split Option"). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost of any supplementary benefits will be deducted as part of the monthly deduction. (For policies issued in the state of Maryland, there is an additional charge of 6 cents per $1,000 of Face Amount for the Estate Preservation Rider.)

TAX TREATMENT OF THE POLICY

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the Service. MANULIFE USA DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICIES.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax adviser should be consulted for advice on the tax attributes of the particular arrangement.

The Company is taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, the Company's operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, the Company is not taxed on the investment income and capital gains of the Separate Account, but the Company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by Trust portfolios. The Company's use of these tax credits and deductions will not adversely affect or benefit the Separate Account. The Company does not anticipate that it will be taxed on the income and gains of the Separate Account in the future, but if the Company is, it may impose a corresponding charge against the Separate Account.

LIFE INSURANCE QUALIFICATION

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Internal Revenue Code, and thereby to enjoy the tax benefits of such a contract:

1. The Policy must satisfy the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986 (the "Code").

2. The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

3. The Policy must be a valid life insurance contract under applicable state law.

4. The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and Cash Value Corridor Test. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the Policy, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW

A policy must qualify as a valid life insurance contract under applicable state law. State regulations require that the policyowner have appropriate insurable interest in the Life Insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

DEATH BENEFIT

The death benefit under the Policy should be excludible from the gross income of the beneficiary under Section 101(a)(1) of the Code.


CASH VALUES

Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

INVESTMENT IN THE POLICY

Investment in the Policy means:

- the aggregate amount of any premiums or other consideration paid for a Policy; minus

- the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract ("MEC"), to the extent such amount has been excluded from gross income, will be disregarded); plus

- the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

SURRENDER OR LAPSE

Upon a complete surrender or lapse of a Policy, if the amount received plus the amount of Policy Debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

If, at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements."

DISTRIBUTIONS

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract" or "MEC".

DISTRIBUTIONS FROM NON-MEC'S

A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. Loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner.

Force Outs

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MEC'S

Policies classified as MEC's will be subject to the following tax rules:

- First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

- Second, loans taken from or secured by such a Policy and assignments or pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

- Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

     - is made on or after the date on which the policyowner attains age 59 1/2;
     -    is attributable to the policyowner becoming disabled; or
     - is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.
   These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts

Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes

A policy that is not a MEC may become a MEC if it is "materially changed". If there is a material change to the policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

Reductions in Face Amount

If there is a reduction in benefits during any the first seven Policy Years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums

If a premium which would cause the Policy to become a MEC is received within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyowner.) The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the next anniversary.

If a premium which would cause the Policy to become a MEC is received more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

If in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status will be credited to the account as of the original date received.

Multiple Policies

All MEC's that are issued by a Company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

Policy Split Options

This option permits a Policy to be split into two other individual Policies upon the occurrence of a divorce of the lives insured or certain changes in federal estate tax law. The purchase and exercise of the policy split option could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the cost of the policy split option, which is deducted monthly from Policy Value, will be treated as a taxable distribution. Before purchasing the policy split option or exercising rights provided by the policy split option, please consult with a competent tax adviser regarding the possible consequences.

POLICY LOAN INTEREST

Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies bear to the sum of such average unborrowed Policy cash values and the average adjusted bases for all other assets of the taxpayer.

If the policyowner is an individual, and if the taxpayer is a business and is not the policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

POLICY EXCHANGES

A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same lives insured and issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.

OTHER TRANSACTIONS

A transfer of the Policy, a change in the owner, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

ALTERNATIVE MINIMUM TAX

Corporate owners may be subject to Alternative Minimum Tax on the annual increases in Cash Surrender Values and on the Death Benefit proceeds.

INCOME TAX REPORTING

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

     -    the value each year of the life insurance protection provided;

     -    an amount equal to any employer-paid premiums;

     -    an amount equal to imputed interest on a deemed employer loan; or

     - some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

OTHER INFORMATION

PAYMENT OF PROCEEDS
As long as the Policy is in force, Manulife USA will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),
(ii) trading on the New York Stock Exchange is restricted, (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS
Within 30 days after each Policy Anniversary, Manulife USA will send the policyowner a statement showing, among other things:

-    the amount of death benefit;

- the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

- the value of the units in each Investment Account to which the Policy Value is allocated;

-    the Policy Debt and any loan interest charged since the last report;

- the premiums paid and other Policy transactions made during the period since the last report; and

-    any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES
Manulife Financial Securities, LLC ("Manulife Financial Securities"), an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manulife USA. Manulife Financial Securities is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. Manulife Financial Securities is located at 73 Tremont Street, Boston, MA 02108 and is organized as a Delaware limited liability company. The managing member of Manulife Financial Securities is Manulife USA. The Policies will be sold by registered representatives of either Manulife Financial Securities or other broker-dealers having distribution agreements with Manulife Financial Securities who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.

A registered representative will receive commissions not to exceed 115% of premiums in the first year, and 2% of all premiums paid from the second to the tenth policy years. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manulife USA or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MANUFACTURERS LIFE
Manufacturers Life and Manulife USA, have entered into an agreement with Manulife Financial Securities pursuant to which Manufacturers Life or Manulife USA, on behalf of Manulife Financial Securities will pay the sales commissions in respect of the Policies and certain other policies issued by Manulife USA, prepare and maintain all books and records required to be prepared and maintained by Manulife Financial Securities with respect to the policies and such other policies, and send all confirmations required to be sent by Manulife Financial Securities with respect to the Policies and such other policies. Manulife Financial Securities will promptly reimburse Manufacturers Life or Manulife USA for all sales commissions paid by Manufacturers Life or Manulife USA and will pay Manufacturers Life or Manulife USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

MFC has also entered into a Service Agreement with Manulife USA pursuant to which MFC will provide to Manulife USA with issue, administrative, general services and recordkeeping functions on behalf of Manulife USA with respect to all of its insurance policies including the Policies.

Finally, Manulife USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.

VOTING RIGHTS
As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manulife USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manulife USA will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manulife USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manulife USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manulife USA, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manulife USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manulife USA reasonably disapproves such changes in accordance with applicable federal regulations. If Manulife USA does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES
It is possible that in the judgment of the management of Manulife USA, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manulife USA may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC. and one or more state insurance departments may be required.

Manulife USA also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

Manulife USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manulife USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

INDEPENDENT AUDITORS

The consolidated financial statements of The Manufacturers Life Insurance Company (U.S.A.) at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the financial statements of Separate Account A of The Manufacturers Life Insurance Company (U.S.A.) (formerly known as Separate Account Three of The Manufacturers Life Insurance Company of America) at December 31, 2001, and for each of the two years in the period ended December 31, 2001, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS
The most current financial statements of the Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") are those as of December 31, 2001. ManUSA does not customarily issue U.S. GAAP financial statements more often than annually and believes that any incremental benefit to prospective policyowners that may result from issuing and delivery more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, ManUSA represents that there have been no adverse changes in the financial condition or operations of the company between December 31, 2001 and the date of this prospectus.

FURTHER INFORMATION
A registration statement under the Securities Act of 1933 has been filed with the S.E.C. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which is located at http://www.sec.gov.

For further information you may also contact Manulife USA's Home Office, the address and telephone number of which are on the first page of the prospectus.

OFFICERS AND DIRECTORS

              POSITION WITH
NAME           MANULIFE USA      PRINCIPAL OCCUPATION
----          ------------      --------------------
 James Boyle  President, U.S.   President, U.S. Annuities, Manulife USA, January 2002
(43)**        Annuities,        to present; Senior Vice President, U.S. Annuities, The
              Director          Manufacturers Life Insurance Company, July 1999 to
                                present; President, The Manufacturers Life Insurance
                                Company of North America, July 1999 to December 2001;
                                Vice President, Institutional Markets, Manulife
                                Financial, May 1998 to June 1999; Vice President,
                                Administration of U.S. Annuities, Manulife Financial,
                                September 1996 to May 1998; Vice President, Treasurer
                                and Chief Administrative Officer, North American
                                Funds, June 1994 to September 1996.

Robert A.     President,        President, U.S. Individual Insurance, Manulife USA,
Cook (47)**   U.S. Insurance;   January 2002 to present; Senior Vice President, U.S.
              Director          Individual Insurance, Manulife USA, January 1999 to
                                DECEMBER 2001; Senior Vice President, The
                                Manufacturers Life Insurance Company, January 1999 to
                                present; Vice President, Product Management, The
                                Manufacturers Life Insurance Company, January 1996 to
                                December 1998; Sales and Marketing Director, The
                                Manufacturers Life Insurance Company, 1994 to 1995.

Peter         Vice President,   Vice President, Finance, Manulife USA, December 1999
Copestake     Finance           to present;  Vice President & Treasurer, The
(46)***                         Manufacturers Life Insurance Company, November 1999 to
                                present; Vice President, Asset Liability
                                Management, Canadian Imperial Bank of Commerce
                                (CIBC), 1991 to 1999; Director, Capital

              POSITION WITH
NAME           MANULIFE USA      PRINCIPAL OCCUPATION
----          ------------      --------------------
                                Management, Bank of Montreal, 1986-1990;
                                Inspector General of Banks, Department of
                                Finance, 1980-1985.

John D.       Chairman and      President, Manulife USA, January 1999 to date;
DesPrez III   President         Executive Vice President, U.S. Operations, The
(45)**                          Manufacturers Life Insurance Company, January 1999 to
                                present; Senior Vice President, U.S. Annuities,
                                The Manufacturers Life Insurance Company,
                                September 1996 to December 1998; President of
                                The Manufacturers Life Insurance Company of
                                North America, September 1996 to December, 1998;
                                Vice President, Mutual Funds, North American
                                Security Life Insurance Company, January 1995
                                to September 1996.

James D.      Vice              Vice President, Secretary & General Counsel,
Gallagher     President,        Manulife USA, January 1996 to present; Vice President,
(47)**        Secretary and     Chief Legal Officer & Government Relations, U.S.
              General Counsel   Operations, The Manufacturers Life Insurance Company,
                                January 1996 to present; President, The Manufacturers
                                Life Insurance Company of New York, August 1999 to
                                present;  Vice President, Secretary and General
                                Counsel, The Manufacturers Life Insurance Company of
                                America, January 1997 to present; Secretary and
                                General Counsel, Manufacturers Adviser Corporation,
                                January 1997 to present; Vice President, Secretary and
                                General Counsel, The Manufacturers Life Insurance
                                Company of North America, 1994 to December 2001.

Donald        Executive Vice    Executive Vice President & Chief Investments Officer,
Guloien       President and     Manulife USA, June 2001 to present; Executive Vice
(45)***       Chief Investment  President & Chief Investment Officer, The
              Officer           Manufacturers Life Insurance Company, March 2001
                                to present; Executive Vice President, Business
                                Development, The Manufacturers Life Insurance
                                Company, January 1999 to March 2001; Senior Vice
                                President, Business Development, The
                                Manufacturers Life Insurance Company, 1994 to
                                December 1998.

Geoffrey Guy  Director          Executive Vice President and Chief Actuary, The
(54)***                         Manufacturers Life Insurance Company, February 2000 to
                                present; Senior Vice President and Chief
                                Actuary, The Manufacturers Life Insurance
                                Company, 1996 to 2000; Vice President and Chief
                                Actuary, The Manufacturers Life Insurance
                                Company, 1993 to 1996; Vice President and Chief
                                Financial Officer, U.S. Operations, The
                                Manufacturers Life Insurance Company, 1987 to
                                1993.

John Lyon     Vice President    Vice President & Chief Financial Officer, Investments,
(49) ***      and Chief         Manulife USA, June 2001 to present;  Vice President &
              Financial         Chief Financial Officer, Investments, The
              Officer,          Manufacturers Life Insurance Company; April 2001 to
              Investments;      present; Vice President, Business Development, The
              Director          Manufacturers Life Insurance Company, 1995-2001;
                                Assistant Vice President, Business Development,
                                The Manufacturers Life Insurance Company,
                                1994-1995; Director/Manager, Corporate Finance,
                                The Manufacturers Life Insurance Company,
                                1992-1994.

Steven        President,        President, Reinsurance, Manulife USA, January 2001 to
Mannik        Reinsurance;      present; Senior Vice President, Reinsurance
(43)***       Director          Operations, The Manufacturers Life Insurance Company,
                                June 2001 to present; President, Manulife
                                Reinsurance Corporation (U.S.A.), June, 2001 to
                                December 2001; Vice President, Business
                                Development, The Manufacturers Life Insurance
                                Company, 1999 to June 2001; Principal, Towers
                                Perrin, 1988 to 1999.

              POSITION WITH
NAME           MANULIFE USA      PRINCIPAL OCCUPATION
----          ------------      --------------------

James         President, U.S.   President, U.S. Pensions, Manulife USA, January 2002
O'Malley      Pensions;         to present, Senior Vice President, U.S. Pensions,
(55)***       Director          Manulife USA, January 1999 to December present; Senior
                                Vice President, U.S. Pensions, The Manufacturers
                                Life Insurance Company, January 1999 to present;
                                Vice President, Systems New Business Pensions,
                                The Manufacturers Life Insurance Company, 1984
                                to December 1998.

Rex           Director          Member, Dykema Gossett, PLLC, 1982 to present; Vice
Schlaybaugh,                    Chairman, Oxford Automotive, Inc. 1997 to present
Jr.(52)****

John Ostler   Executive Vice    Executive Vice President and Chief Financial Officer,
(49)***       President and     Manulife USA, January 2002 to present; Vice President
              Chief Financial   and Chief Financial Officer, Manulife USA, October 1,
              Officer           2000 to present; Vice President and Chief Financial
                                Officer, U.S. Operations, The Manufacturers Life
                                Insurance Company, October 1, 2000 to present;
                                Vice President and Corporate Actuary, The
                                Manufacturers Life Insurance Company, March 1998
                                to September 2000; Vice President & CFO U.S.
                                Individual Insurance, The Manufacturers Life
                                Insurance Company, 1992 to March 1998; Vice
                                President, U.S. Insurance Products, The
                                Manufacturers Life Insurance Company, 1990 -
                                1992; Assistant Vice President & Pricing
                                Actuary, US Insurance, The Manufacturers Life
                                Insurance Company, 1988-1990.

Warren        Senior Vice       Senior Vice President, Investments, Manulife USA, June
Thomson       President,        2001 to present; Senior Vice President, Investments,
(47)***       Investments       The Manufacturers Life Insurance Company, May 2001 to
                                Present; President, Norfolk Capital Partners Inc. 2000
                                - May 2001; Managing Director, Public Sector Finance,
                                New Capital Group Inc. 1995-2000; Tax Partner, Coopers
                                & Lybrand Chartered Accounts, 1994-1995; Taxation Vice
                                President, The Manufacturers Life Insurance Company,
                                1987-1994.

Denis Turner  Senior Vice       Senior Vice President and Treasurer, Manulife USA,
(45)***       President and     January 2002 to present; Vice President and Treasurer,
              Treasurer         Manulife USA, May 1999 to December 2001;  Vice
                                President and Chief Accountant, U.S. Operations, The
                                Manufacturers Life Insurance Company, May 1999 to
                                present; Vice President and Treasurer, The
                                Manufacturers Life Insurance Company of America, May
                                1999 to present; Assistant Vice President, Financial
                                Operations, Reinsurance Division, The Manufacturers
                                Life Insurance Company, February 1998 to April 1999;
                                Assistant Vice President & Controller, Reinsurance
                                Division, The Manufacturers Life Insurance Company,
                                November 1995, to January 1998, Assistant Vice
                                President, Corporate Controllers, The Manufacturers
                                Life Insurance Company, January 1989 to October 1995.


** Principal business address is Manulife Financial, 73 Tremont Street, Boston, MA 02108.
*** Principal business address is Manulife Financial, 200 Bloor Street East, Toronto, Ontario Canada M4W 1E5.
**** Principal business address is Dykema Gossett, 800 Michigan National Tower,
     Lansing, Michigan 48933.

OPTIONAL BENEFITS

OPTIONAL TERM RIDER
The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.

ILLUSTRATIONS
The tables set forth in Appendix A illustrate the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time

                                   APPENDIX A

                                   DEFINITIONS

ADDITIONAL RATING

is an increase to the Cost of Insurance Rate for any of the Lives Insured who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

AGE

on any date is each of the Lives Insured's age on their birthday closest to the policy date.

ATTAINED AGE

is the Age plus the number of whole years that have elapsed since the Policy
Date.

BUSINESS DAY

is any day that the New York Stock Exchange is open for trading. The net asset value of the underlying shares of a Sub-Account will be determined as of the end of each Business Day. The Company will deem each Business Day to end at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.


CASH SURRENDER VALUE

is the Policy Value less the Surrender Charge and any outstanding Monthly Deductions due.

EFFECTIVE DATE

is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the COMPANY WILL take the first Monthly Deduction on the Effective Date.

FIXED ACCOUNT

is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

GROSS WITHDRAWAL

is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

INVESTMENT ACCOUNT

is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

ISSUE DATE

is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

LIFE INSURED

is the last-to-die of the Lives Insured.

LIVES INSURED

are the persons whose lives are insured under this policy. References to the youngest of the Lives Insured means the youngest person insured under this policy when it is first issued.

LOAN ACCOUNT

is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

NET CASH SURRENDER VALUE

is the Cash Surrender Value less the Policy Debt.

NET POLICY VALUE

is the Policy Value less the value in the Loan Account.

NET PREMIUM
is the gross premium paid less any amounts deducted from the premium. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

NO-LAPSE GUARANTEE
When the Policy is in the No-Lapse Guarantee Period, as long as the No-Lapse Guarantee Cumulative Premium Test is met, the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

NO-LAPSE GUARANTEE PERIOD

is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed (a) for issue ages up to age 70 (of the older insured), at the first to occur of 20 years and age 75, or (b) at 5 years for issue ages from 71 to 90 (of the older insured), depending upon applicable state law requirements. Certain states may have a shorter guarantee period. (The No Lapse Guarantee Period for a particular Policy is stated in the Policy.)

NO-LAPSE GUARANTEE PREMIUM

is set at issue and is recalculated whenever there is a policy change.

NO-LAPSE GUARANTEE CUMULATIVE PREMIUM

is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount will change if any of the following changes occur under the
Policy:

-    the face amount of insurance changes.

-    a Supplementary Benefit is added, changed or terminated.

- the risk classification of any of the Lives Insured changes because of a change in smoking status.

- a temporary Additional Rating is added (due to a face amount increase), or terminated.

-    the Death Benefit Option Changes.


NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST

is a test that is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

POLICY DATE

is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

POLICY DEBT

as of any date equals (a) plus (b) plus (c) minus (d), where:

     (a)  is the total amount of loans borrowed as of such date;

    (b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;

    (c) is any interest charges accrued from the last Policy Anniversary to the current date; and

    (d)  is the total amount of loan repayments as of such date.

POLICY VALUE

is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

SERVICE OFFICE ADDRESS

is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

SURRENDER CHARGE PERIOD

is the period following the Issue Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

WRITTEN REQUEST

is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

                                   APPENDIX B

 SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS


The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions. The charges do not reflect any optional riders that may be available.


The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses (excluding those of the Equity Index Trust), which is approximately 0.937% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.937%, 5.063% and 11.063%. The illustrations reflect the current expense reimbursements in effect for the Lifestyle Trusts and the Index Trusts. In the absence of such expense reimbursements, the average of the Portfolio's current expenses would have been 1.019% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of -1.019%, 4.981% and 10.981%. The expense reimbursements for certain of the Trusts (as described in the "Trust Annual Expenses" table) are expected to remain in effect during the fiscal year ended December 31, 2002. Were the expense reimbursements to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.

The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each combination of age and death benefit option for a Policy issued to a male non-smoker:

20 Year No Lapse Guarantee

- one based on current cost of insurance charges assessed by the Company and reflecting a 20 year no lapse guarantee

- one based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables and reflecting a 20 year no lapse guarantee.



(Illustrations do not include optional riders that may be available.

Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manulife USA will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.


The Policies have been offered to the public only since approximately January 3, 2003. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                                0% HYPOTHETICAL                           6% HYPOTHETICAL                   12% HYPOTHETICAL

                            GROSS INVESTMENT RETURN                     GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                            ------------------------------               ----------------------            -----------------------
               ACCUMULATED               CASH                                 CASH                              CASH
END OF POLICY   PREMIUMS     POLICY    SURRENDER    DEATH       POLICY     SURRENDER     DEATH      POLICY     SURRENDER     DEATH
  YEAR (1)         (2)       VALUE      VALUE (3)  BENEFIT       VALUE      VALUE (3)   BENEFIT     VALUE       VALUE(3)    BENEFIT
       1          7,875      5,185           0      500,000      5,529           0      500,000      5,873           0      500,000
       2         16,144     11,262       2,617      500,000     12,303       3,658      500,000     13,385       4,740      500,000
       3         24,826     17,166       9,124      500,000     19,289      11,247      500,000     21,581      13,539      500,000
       4         33,942     22,890      15,552      500,000     26,486      19,148      500,000     30,519      23,181      500,000
       5         43,514     28,438      21,804      500,000     33,901      27,266      500,000     40,270      33,636      500,000
       6         53,565     33,812      27,781      500,000     41,542      35,511      500,000     50,916      44,885      500,000
       7         64,118     39,010      33,682      500,000     49,412      44,085      500,000     62,538      57,210      500,000
       8         75,199     44,029      39,405      500,000     57,517      52,893      500,000     75,229      70,605      500,000
       9         86,834     48,885      44,864      500,000     65,875      61,854      500,000     89,108      85,087      500,000
      10         99,051     53,555      50,237      500,000     74,474      71,157      500,000    104,270     100,953      500,000
      15         69,931     79,297      79,297      500,000    127,577     127,577      500,000    211,751     211,751      500,000
      20        260,394    105,263     105,263      500,000    200,429     200,429      500,000    405,383     405,383      500,000
      25        375,851    125,532     125,532      500,000    291,578     291,578      500,000    734,600     734,600      786,022
      30        523,206    137,764     137,764      500,000    408,299     408,299      500,000  1,289,978   1,289,978    1,354,477
      35        711,272    131,969     131,969      500,000    562,009     562,009      590,110  2,220,484   2,220,484    2,331,509
      40        951,298     84,260      84,260      500,000    755,315     755,315      793,081  3,765,170   3,765,170    3,953,429
      45      1,257,639      0 (4)       0 (4)        0 (4)    997,805     997,805    1,007,783  6,332,687   6,332,687    6,396,014
      50      1,648,615                                      1,320,900   1,320,900    1,320,900 10,753,204  10,753,204   10,753,204

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)  In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                        0% HYPOTHETICAL                        6% HYPOTHETICAL                   12% HYPOTHETICAL

                     GROSS INVESTMENT RETURN                  GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
                     -----------------------                  -----------------------            ------------------------------
               ACCUMULATED               CASH                              CASH                              CASH
END OF POLICY   PREMIUMS     POLICY    SURRENDER    DEATH    POLICY     SURRENDER     DEATH      POLICY     SURRENDER      DEATH
  YEAR (1)         (2)       VALUE      VALUE (3)  BENEFIT    VALUE      VALUE (3)   BENEFIT     VALUE       VALUE(3)     BENEFIT
     1            7,875       5,185         0     500,000     5,529             0   500,000       5,873             0      500,000
     2           16,144      11,262     2,617     500,000    12,303         3,658   500,000      13,385         4,740      500,000
     3           24,826      17,166     9,124     500,000    19,289        11,247   500,000      21,581        13,539      500,000
     4           33,942      22,890    15,552     500,000    26,486        19,148   500,000      30,519        23,181      500,000
     5           43,514      28,428    21,793     500,000    33,890        27,256   500,000      40,259        33,625      500,000
     6           53,565      33,769    27,737     500,000    41,497        35,466   500,000      50,870        44,838      500,000
     7           64,118      38,903    33,575     500,000    49,301        43,973   500,000      62,422        57,094      500,000
     8           75,199      43,819    39,194     500,000    57,294        52,670   500,000      74,996        70,372      500,000
     9           86,834      48,501    44,480     500,000    65,467        61,446   500,000      88,678        84,657      500,000
    10           99,051      52,934    49,616     500,000    73,807        70,490   500,000     103,562       100,245      500,000
    15           69,931      75,671    75,671     500,000   123,607       123,607   500,000     207,574       207,574      500,000
    20          260,394      89,243    89,243     500,000   182,075       182,075   500,000     385,488       385,488      500,000
    25          375,851      78,387    78,387     500,000   240,130       240,130   500,000     685,298       685,298      733,269
    30          523,206      11,277    11,277     500,000   288,592       288,592   500,000   1,179,027     1,179,027    1,237,979
    35          711,272       0 (4)     0 (4)       0 (4)   314,267       314,267   500,000   1,971,089     1,971,089    2,069,643
    40          951,298                                     275,995       275,995   500,000   3,209,419     3,209,419    3,369,890
    45        1,257,639                                       0 (4)          0(4)     0 (4)   5,211,969     5,211,969    5,264,088
    50        1,648,615                                                                       8,727,724     8,727,724    8,727,724

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)  In the absence of additional premium payments, the Policy will lapse.

     The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.
                                      B-3

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                          0% HYPOTHETICAL                           6% HYPOTHETICAL                      12% HYPOTHETICAL

                       GROSS INVESTMENT RETURN                   GROSS INVESTMENT RETURN               GROSS INVESTMENT RETURN
                       -----------------------                   -----------------------            ------------------------------
               ACCUMULATED               CASH                              CASH                               CASH
END OF POLICY   PREMIUMS     POLICY    SURRENDER    DEATH    POLICY     SURRENDER     DEATH      POLICY      SURRENDER      DEATH
  YEAR (1)         (2)       VALUE      VALUE (3)  BENEFIT    VALUE      VALUE (3)   BENEFIT     VALUE        VALUE(3)     BENEFIT
      1            8,610       5,767          0    505,767      6,146         0        506,146       6,526           0     506,526
      2           17,651      12,413      3,768    512,413     13,560     4,915        513,560      14,753       6,108     514,753
      3           27,143      18,872     10,830    518,872     21,208    13,166        521,208      23,730      15,689     523,730
      4           37,110      25,135     17,796    525,135     29,087    21,749        529,087      33,520      26,182     533,520
      5           47,576      31,204     24,570    531,204     37,203    30,569        537,203      44,199      37,565     544,199
      6           58,564      37,083     31,052    537,083     45,564    39,533        545,564      55,851      49,820     555,851
      7           70,103      42,765     37,438    542,765     54,170    48,842        554,170      68,562      63,234     568,562
      8           82,218      48,249     43,625    548,249     63,023    58,398        563,023      82,426      77,802     582,426
      9           94,939      53,548     49,527    553,548     72,141    68,120        572,141      97,568      93,547     597,568
     10          108,296      58,636     55,318    558,636     81,506    78,188        581,506     114,079     110,762     614,079
     15          185,791      86,469     86,469    586,469    138,837   138,837        638,837     230,080     230,080     730,080
     20          284,698     113,837    113,837    613,837    215,615   215,615        715,615     434,380     434,380     934,380
     25          410,930     133,492    133,492    633,492    306,470   306,470        806,470     771,072     771,072   1,271,072
     30          572,038     141,793    141,793    641,793    410,736   410,736        910,736   1,326,180   1,326,180   1,826,180
     35          777,658     125,154    125,154    625,154    516,295   516,295      1,016,295   2,232,524   2,232,524   2,732,524
     40        1,040,086      58,167     58,167    558,167    592,685   592,685      1,092,685   3,696,685   3,696,685   4,196,685
     45        1,375,018       0 (4)      0 (4)      0 (4)    536,033   536,033      1,036,033   5,995,585   5,995,585   6,495,585
     50        1,802,486                                      197,907   197,907        697,907   9,572,671   9,572,671  10,072,671

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)  In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY

                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                0% HYPOTHETICAL                      6% HYPOTHETICAL                    12% HYPOTHETICAL

                            GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
                            ------------------------------       ----------------------              -----------------------
               ACCUMULATED               CASH                              CASH                                CASH
END OF POLICY   PREMIUMS     POLICY    SURRENDER    DEATH     POLICY     SURRENDER     DEATH      POLICY     SURRENDER     DEATH
  YEAR (1)         (2)       VALUE      VALUE (3)  BENEFIT     VALUE      VALUE (3)   BENEFIT     VALUE       VALUE(3)    BENEFIT

   1               8,610     5,767          0      505,767     6,146           0      506,146      6,526            0     506,526
   2              17,651    12,413      3,768      512,413    13,560       4,915      513,560     14,753        6,108     514,753
   3              27,143    18,872     10,830      518,872    21,208      13,166      521,208     23,730       15,689     523,730
   4              37,110    25,135     17,796      525,135    29,087      21,749      529,087     33,520       26,182     533,520
   5              47,576    31,193     24,559      531,193    37,192      30,557      537,192     44,187       37,553     544,187
   6              58,564    37,036     31,005      537,036    45,515      39,484      545,515     55,800       49,769     555,800
   7              70,103    42,650     37,322      542,650    54,047      48,720      554,047     68,432       63,104     568,432
   8              82,218    48,019     43,395      548,019    62,775      58,151      562,775     82,159       77,535     582,159
   9              94,939    53,127     49,106      553,127    71,681      67,660      571,681     97,066       93,045     597,066
  10             108,296    57,949     54,631      557,949    80,745      77,427      580,745    113,236      109,919     613,236
  15             185,791    82,292     82,292      582,292   133,918     133,918      633,918    224,243      224,243     724,243
  20             284,698    94,955     94,955      594,955   191,153     191,153      691,153    401,129      401,129     901,129
  25             410,930    78,047     78,047      578,047   230,390     230,390      730,390    657,960      657,960   1,157,960
  30             572,038     3,279      3,279      503,279   212,377     212,377      712,377  1,008,220    1,008,220   1,508,220
  35             777,658     0 (4)      0 (4)        0 (4)    72,804      72,804      572,804  1,457,045    1,457,045   1,957,045
  40           1,040,086                                       0 (4)       0 (4)        0 (4)  1,996,926    1,996,926   2,496,926
  45           1,375,018                                                                       2,593,410    2,593,410   3,093,410
  50           1,802,486                                                                       2,636,527    2,636,527   3,136,527

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)  In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.]

The Manufacturers Life Insurance Company (U.S.A.)
Separate Account A (formerly known as The Manufacturers
Life Insurance Company of America Separate Account Three)

Audited Financial Statements

Years ended December 31, 2001 and 2000 with Report of Independent Auditors

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

                          Audited Financial Statements

                     Years ended December 31, 2001 and 2000



                                    CONTENTS

Report of Independent Auditors...............................................  1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity..............................  2
Statements of Operations and Changes in Contract Owners' Equity..............  4
Notes to Financial Statements...............................................  27

                         Report of Independent Auditors



To the Contract Owners of
The Manufacturers Life Insurance Company (U.S.A.)
    Separate Account A (formerly known as The Manufacturers
    Life Insurance Company of America Separate Account Three)

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company (U.S.A.) Separate Account A (formerly known as The Manufacturers Life Insurance Company of America Separate Account Three) as of December 31, 2001 and the related statements of operations and changes in contract owners' equity for each of the periods presented herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of America Separate Account A at December 31, 2001, and the results of its operations and the changes in its contract owners' equity for each of the periods presented herein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 1, 2002

               The Manufacturers Life Insurance Company (U.S.A.)
            Separate Account A (formerly known as The Manufacturers
           Life Insurance Company of America Separate Account Three)

               Statement of Assets and Contract Owners' Equity

                              December 31, 2001


ASSETS
Investments at fair value:
    Sub-Accounts:
        Aggressive Growth Trust - 532,356 shares (cost $9,835,157)                            $ 7,037,748
        All Cap Growth Trust - 1,163,381 shares (cost $24,961,264)                             17,159,871
        All Cap Value Trust - 33,816 shares (cost $398,844)                                       426,415
        Balanced Trust - 2,280,977 shares (cost $39,858,805)                                   30,975,672
        Blue Chip Growth Trust - 2,282,080 shares (cost $43,520,512)                           36,125,334
        Capital Appreciation Trust - 33,502 shares (cost $298,031)                                299,845
        Capital Opportunities Trust - 33,938 shares (cost $356,890)                               363,137
        Core Value Trust - 4,174 shares (cost $46,738)                                             49,540
        Diversified Bond Trust - 626,887 shares (cost $6,515,635)                               6,638,730
        Dynamic Growth Trust - 415,250 shares (cost $2,945,188)                                 1,976,588
        Emerging Small Company Trust - 2,695,522 shares (cost $69,953,394)                     70,245,302
        Equity Income Trust - 2,083,938 shares (cost $33,288,979)                              31,529,986
        Equity Index Trust - 4,636,699 shares (cost $74,970,564)                               64,913,790
        Financial Services Trust - 27,015 shares (cost $306,789)                                  314,189
        Fundamental Value Trust - 174,799 shares (cost $2,044,734)                              2,050,391
        Global Bond Trust - 110,606 shares (cost $1,272,585)                                    1,269,754
        Global Equity Trust - 824,245 shares (cost $11,675,591)                                10,715,183
        Global Equity Select Trust - 1,073 shares (cost $11,678)                                   13,095
        Growth Trust - 1,043,823 shares (cost $22,146,475)                                     14,561,330
        Growth and Income Trust - 2,162,744 shares (cost $58,321,088)                          51,711,198
        Health Sciences Trust - 75,141 shares (cost $971,934)                                   1,017,414
        High Grade Bond Trust - 12,710 shares (cost $164,193)                                     158,625
        High Yield Trust - 624,660 shares (cost $6,570,619)                                     6,171,637
        Income and Value Trust - 816,935 shares (cost $9,088,622)                               8,275,552
        International Equity Select Trust - 969 shares (cost $11,429)                              11,647
        International Index Trust - 91,077 shares (cost $857,102)                                 775,973
        International Small Cap Trust - 394,972 shares (cost $4,452,287)                        4,463,179
        International Stock Trust - 2,325,427 shares (cost $24,585,263)                        22,300,841
        International Value Trust - 310,830 shares (cost $3,208,402)                            3,276,153
        Internet Technologies Trust - 218,501 shares (cost $1,333,582)                            828,119
        Investment Quality Bond Trust - 2,502,484 shares (cost $29,095,224)                    29,654,435
        Large Cap Growth Trust - 1,526,714 shares (cost $20,535,042)                           15,099,204
        Lifestyle Aggressive 1000 Trust - 513,652 shares (cost $6,402,873)                      5,311,159
        Lifestyle Balanced 640 Trust - 1,184,854 shares (cost $15,164,099)                     14,004,976
        Lifestyle Conservative 280 Trust - 34,821 shares (cost $446,446)                          450,589
        Lifestyle Growth 820 Trust - 2,307,669 shares (cost $29,916,023)                       25,961,272
        Lifestyle Moderate 460 Trust - 199,584 shares (cost $2,548,853)                         2,416,964

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2001

ASSETS (CONTINUED)
Investments at fair value:
    Sub-Accounts:
        Mid Cap Growth Trust - 52,743 shares (cost $555,878)                               $    552,215
        Mid Cap Index Trust - 195,050 shares (cost $2,467,406)                                2,500,541
        Mid Cap Opportunities Trust - 55,599 shares (cost $536,731)                             588,792
        Mid Cap Stock Trust - 330,092 shares (cost $3,511,792)                                3,555,087
        Mid Cap Value Trust - 130,612 shares (cost $1,630,371)                                1,705,795
        Money Market Trust - 8,395,582 shares (cost $83,955,822)                             83,955,822
        Overseas Trust - 738,507 shares (cost $6,284,861)                                     6,321,622
        Pacific Rim Emerging Markets Trust - 1,142,903 shares (cost $8,151,386)               7,600,304
        Quantitative Equity Trust - 3,044,000 shares (cost $68,119,891)                      52,356,792
        Quantitative Mid Cap Trust - 22,937 shares (cost $223,237)                              233,954
        Real Estate Securities Trust - 1,527,185 shares (cost $23,871,452)                   23,701,906
        Science and Technology Trust - 1,685,974 shares (cost $40,385,596)                   21,631,041
        Select Growth Trust - 2,599 shares (cost $28,545)                                        30,872
        Small Cap Index Trust - 213,313 shares (cost $2,411,914)                              2,406,173
        Small Company Blend Trust - 363,471 shares (cost $3,820,492)                          3,990,916
        Small Company Value Trust - 426,133 shares (cost $5,521,216)                          5,880,631
        Small Mid Cap Trust - 1,906 shares (cost $20,977)                                        22,773
        Small Mid Cap Growth Trust - 612 shares (cost $6,755)                                     6,810
        Strategic Bond Trust - 548,490 shares (cost $5,936,756)                               5,890,786
        Strategic Growth Trust - 58,133 shares (cost $641,673)                                  640,623
        Strategic Opportunities Trust - 2,473,091 shares (cost $43,977,722)                  31,259,873
        Tactical Allocation Trust - 45,146 shares (cost $531,262)                               453,266
        Telecommunications Trust - 8,021 shares (cost $64,405)                                   63,603
        Total Return Trust - 520,519 shares (cost $7,159,981)                                 7,224,802
        Total Stock Market Index Trust - 231,803 shares (cost $2,327,017)                     2,269,349
        U.S. Government Securities Trust - 621,247 shares (cost $8,323,333)                   8,523,508
        U.S. Large Cap Value Trust - 899,112 shares (cost $11,515,723)                       11,337,798
        Utilities Trust - 10,013 shares (cost $108,179)                                          93,121
        Value Trust - 877,581 shares (cost $13,436,645)                                      14,453,761
        500 Index Trust - 1,376,837 shares (cost $14,220,359)                                13,506,774
                                                                                           ------------
Total assets                                                                               $801,314,147
                                                                                           ============
CONTRACT OWNERS' EQUITY
Variable life contracts                                                                    $801,314,147
                                                                                           ============

See accompanying notes.

               The Manufacturers Life Insurance Company (U.S.A.)
            Separate Account A (formerly known as The Manufacturers
           Life Insurance Company of America Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity

                                                                              SUB-ACCOUNT
                                              ---------------------------------------------------------------------------
                                                   AGGRESSIVE GROWTH TRUST                     ALL CAP GROWTH TRUST
                                              ---------------------------------         ---------------------------------
                                               YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                               DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00
                                              ------------         ------------         ------------         ------------
Income:
Net investment income during the year         $       --           $      --            $    998,403         $  1,203,584
Realized gain (loss) during the year              (276,574)             781,308             (510,682)           1,755,854
Unrealized appreciation (depreciation)
   during the year                              (1,883,802)          (1,388,722)          (5,318,988)          (5,835,143)
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
   operations                                   (2,160,376)            (607,414)          (4,831,267)          (2,875,705)
                                              ------------         ------------         ------------         ------------
Changes from principal transactions:
    Transfer of net premiums                     2,281,980            2,881,144            3,956,889            5,299,576
    Transfer on terminations                      (523,329)            (306,391)          (1,517,045)          (1,097,397)
    Transfer on policy loans                       (10,538)             (53,389)             (29,837)            (261,519)
    Net interfund transfers                         45,823            3,030,368              628,230            3,919,834
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
    principal transactions                       1,793,936            5,551,732            3,038,237            7,860,494
                                              ------------         ------------         ------------         ------------

Total increase (decrease) in assets               (366,440)           4,944,318           (1,793,030)           4,984,789

Assets beginning of year                         7,404,188            2,459,870           18,952,901           13,968,112
                                              ------------         ------------         ------------         ------------
Assets end of year                            $  7,037,748         $  7,404,188         $ 17,159,871         $ 18,952,901
                                              ============         ============         ============         ============

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                    SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE                                                                                        CAPITAL APPRECIATION
   TRUST                       BALANCED TRUST                        BLUE CHIP GROWTH TRUST                  TRUST
------------         ---------------------------------         ---------------------------------         ------------
PERIOD ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED          PERIOD ENDED
DEC. 31/01*           DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00           DEC. 31/01*
------------         ------------         ------------         ------------         ------------         ------------
$         75         $    713,899         $  1,922,658         $  2,422,196         $  1,256,181         $       --
        (953)            (899,745)             720,883              (52,580)           1,099,991               (3,268)

      27,571           (3,301,218)          (6,253,446)          (7,668,299)          (3,834,145)               1,814
------------         ------------         ------------         ------------         ------------         ------------
      26,693           (3,487,064)          (3,609,905)          (5,298,683)          (1,477,973)              (1,454)
------------         ------------         ------------         ------------         ------------         ------------

      95,130            3,553,693            4,618,303            9,261,206           10,092,471              120,978
      (7,785)          (3,771,443)          (5,579,871)          (3,366,434)          (2,477,865)              (6,905)
        --                 16,306             (296,021)             (24,895)            (326,876)                --
     312,377             (910,650)          (4,910,092)             526,751            3,417,891              187,226
------------         ------------         ------------         ------------         ------------         ------------
     399,722           (1,112,094)          (6,167,681)           6,396,628           10,705,621              301,299
------------         ------------         ------------         ------------         ------------         ------------
     426,415           (4,599,158)          (9,777,586)           1,097,945            9,227,648              299,845

        --             35,574,830           45,352,416           35,027,389           25,799,741                 --
------------         ------------         ------------         ------------         ------------         ------------
$    426,415         $ 30,975,672         $ 35,574,830         $ 36,125,334         $ 35,027,389         $    299,845
============         ============         ============         ============         ============         ============

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                              -----------------------------------------------------------------------
                                          CAPITAL OPPORTUNITIES   CORE VALUE
                                                 TRUST               TRUST               DIVERSIFIED BOND TRUST
                                              -----------------------------------------------------------------------
                                              PERIOD ENDED        PERIOD ENDED        YEAR ENDED           YEAR ENDED
                                              DEC. 31/01*         DEC. 31/01**        DEC. 31/01           DEC. 31/00
                                              -----------         -----------         -----------         -----------
Income:
Net investment income during the year         $      --           $       123         $   228,405         $   236,515
Realized gain (loss) during the year               (3,137)                 46             (51,790)            (34,002)
Unrealized appreciation (depreciation)
   during the year                                  6,247               2,802             124,248              45,990
                                              -----------         -----------         -----------         -----------
Net increase (decrease) in assets from
   operations                                       3,110               2,971             300,863             248,503
                                              -----------         -----------         -----------         -----------
Changes from principal transactions:
    Transfer of net premiums                      111,183               2,313           1,625,526             815,715
    Transfer on terminations                        2,937                (830)           (338,697)           (127,254)
    Transfer on policy loans                         --                  --               (18,695)            (39,836)
    Net interfund transfers                       245,907              45,086           1,805,608             623,649
                                              -----------         -----------         -----------         -----------
Net increase (decrease) in assets from
    principal transactions                        360,027              46,569           3,073,742           1,272,274
                                              -----------         -----------         -----------         -----------
Total increase (decrease) in assets               363,137              49,540           3,374,605           1,520,777

Assets beginning of year                             --                  --             3,264,125           1,743,348
                                              -----------         -----------         -----------         -----------
Assets end of year                            $   363,137         $    49,540         $ 6,638,730         $ 3,264,125
                                              ===========         ===========         ===========         ===========

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.
*** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                        SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                                      EMERGING SMALL
        DYNAMIC GROWTH TRUST                          COMPANY TRUST                             EQUITY INCOME TRUST
---------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED          PERIOD ENDED           YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
  DEC. 31/01          DEC. 31/00***          DEC. 31/01            DEC. 31/00            DEC. 31/01            DEC. 31/00
-------------         -------------         -------------         -------------         -------------         -------------
$       2,669         $        --           $   2,989,181         $  10,861,111         $   3,013,469         $   2,760,281
     (362,746)              (34,245)              523,643             6,301,844               165,555               (80,630)

     (438,379)             (530,220)          (24,618,446)          (20,697,016)           (2,788,075)              150,879
-------------         -------------         -------------         -------------         -------------         -------------

     (798,456)             (564,465)          (21,105,622)           (3,534,061)              390,949             2,830,530
-------------         -------------         -------------         -------------         -------------         -------------

      690,350             1,038,582             8,226,969            10,324,298             4,698,752             3,349,523
     (127,695)             (116,055)           (7,911,365)          (11,469,437)           (2,328,113)           (1,273,761)
      (28,461)              (44,428)             (330,245)           (1,229,828)              (50,148)              (53,101)
      759,188             1,168,028            (2,344,218)           (2,950,927)            2,870,548              (900,697)
-------------         -------------         -------------         -------------         -------------         -------------

    1,293,382             2,046,127            (2,358,859)           (5,325,894)            5,191,039             1,121,964
-------------         -------------         -------------         -------------         -------------         -------------

      494,926             1,481,662           (23,464,481)           (8,859,955)            5,581,988             3,952,494

    1,481,662                  --              93,709,783           102,569,738            25,947,998            21,995,504
-------------         -------------         -------------         -------------         -------------         -------------
$   1,976,588         $   1,481,662         $  70,245,302         $  93,709,783         $  31,529,986         $  25,947,998
=============         =============         =============         =============         =============         =============

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                              SUB-ACCOUNT
                                              ---------------------------------------------------------------------------
                                                                                    FINANCIAL SERVICES       FUNDAMENTAL
                                                      EQUITY INDEX TRUST                   TRUST             VALUE TRUST
                                              ---------------------------------------------------------------------------
                                               YEAR ENDED           YEAR ENDED          PERIOD ENDED         PERIOD ENDED
                                               DEC. 31/01           DEC. 31/00           DEC. 31/01*          DEC. 31/01*
                                              ------------         ------------         ------------         ------------
Income:
Net investment income during the year         $  1,793,940         $    221,869         $         86         $       --
Realized gain (loss) during the year               319,126            2,696,756               (4,404)              (4,158)
Unrealized appreciation (depreciation)
   during the year                             (11,632,054)         (10,555,450)               7,400                5,656
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
   operations                                   (9,518,988)          (7,636,825)               3,082                1,498
                                              ------------         ------------         ------------         ------------
Changes from principal transactions:

    Transfer of net premiums                    10,090,870           15,766,592               77,874              347,214
    Transfer on terminations                    (6,060,140)          (6,954,587)              (8,872)             (41,760)
    Transfer on policy loans                      (122,471)            (248,765)                (746)              (2,237)
    Net interfund transfers                     (3,841,934)          (1,523,237)             242,851            1,745,676
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
    principal transactions                          66,325            7,040,003              311,107            2,048,893
                                              ------------         ------------         ------------         ------------
Total increase (decrease) in assets             (9,452,663)            (596,822)             314,189            2,050,391

Assets beginning of year                        74,366,453           74,963,275                 --                   --
                                              ------------         ------------         ------------         ------------
Assets end of year                            $ 64,913,790         $ 74,366,453         $    314,189         $  2,050,391
                                              ============         ============         ============         ============

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                         SUB-ACCOUNT
------------------------------------------------------------------------------------------------
                                                                                   GLOBAL EQUITY
         GLOBAL BOND TRUST                       GLOBAL EQUITY TRUST                SELECT TRUST
------------------------------------------------------------------------------------------------
 YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED          PERIOD ENDED
 DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00          DEC. 31/01**
------------         ------------         ------------         ------------         ------------
$       --           $     18,358         $  1,777,032         $  1,026,287         $       --
      (3,942)              (7,326)          (1,809,979)            (631,106)                  32

       1,055                4,720           (1,826,021)             740,951                1,417
------------         ------------         ------------         ------------         ------------

      (2,887)              15,752           (1,858,968)           1,136,132                1,449
------------         ------------         ------------         ------------         ------------

     513,599              220,199            2,464,096            2,106,572                 --
     (75,372)             (33,905)          (1,351,234)            (515,552)                (343)
        (121)              (2,085)             (21,958)             (14,792)                --
     100,923              (39,466)             305,763            1,068,265               11,989
------------         ------------         ------------         ------------         ------------

     539,029              144,743            1,396,667            2,644,493               11,646
------------         ------------         ------------         ------------         ------------

     536,142              160,495             (462,301)           3,780,625               13,095

     733,612              573,117           11,177,484            7,396,859                 --
------------         ------------         ------------         ------------         ------------
$  1,269,754         $    733,612         $ 10,715,183         $ 11,177,484         $     13,095
============         ============         ============         ============         ============

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                              SUB-ACCOUNT
                                              ---------------------------------------------------------------------------
                                                         GROWTH TRUST                       GROWTH AND INCOME TRUST
                                              ---------------------------------         ---------------------------------
                                               YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                               DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00
                                              ------------         ------------         ------------         ------------
Income:
Net investment income during the year         $       --           $  1,603,161         $  2,743,694         $  3,025,404
Realized gain (loss) during the year            (1,453,148)             695,686              551,538              985,560
Unrealized appreciation (depreciation)
   during the year                              (2,298,076)          (8,128,839)          (9,504,160)          (7,885,806)
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
   operations                                   (3,751,224)          (5,829,992)          (6,208,928)          (3,874,842)
                                              ------------         ------------         ------------         ------------
Changes from principal transactions:

    Transfer of net premiums                     4,107,592            6,069,409            9,769,331           11,665,612
    Transfer on terminations                    (1,766,097)          (1,297,222)          (4,241,463)          (3,632,508)
    Transfer on policy loans                       (20,212)            (120,470)            (138,888)            (666,144)
    Net interfund transfers                       (491,472)           3,009,403               34,361            1,931,597
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
    principal transactions                       1,829,811            7,661,120            5,423,341            9,298,557
                                              ------------         ------------         ------------         ------------

Total increase (decrease) in assets             (1,921,413)           1,831,128             (785,587)           5,423,715

Assets beginning of year                        16,482,743           14,651,615           52,496,785           47,073,070
                                              ------------         ------------         ------------         ------------
Assets end of year                            $ 14,561,330         $ 16,482,743         $ 51,711,198         $ 52,496,785
                                              ============         ============         ============         ============

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                  SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
HEALTH SCIENCES      HIGH GRADE
   TRUST             BOND TRUST                 HIGH YIELD TRUST                    INCOME AND VALUE TRUST
---------------------------------------------------------------------------------------------------------------
PERIOD ENDED        PERIOD ENDED        YEAR ENDED          YEAR ENDED          YEAR ENDED           YEAR ENDED
DEC. 31/01*         DEC. 31/01**        DEC. 31/01          DEC. 31/00          DEC. 31/01           DEC. 31/00
-----------         -----------         -----------         -----------         -----------         -----------
$      --           $     5,145         $   499,808         $    14,646         $   315,493         $ 1,092,315

       (530)                 36            (929,040)            (62,640)           (145,567)            (16,392)

     45,481              (5,568)            126,462            (346,754)            (68,156)           (833,733)
-----------         -----------         -----------         -----------         -----------         -----------

     44,951                (387)           (302,770)           (394,748)            101,770             242,190
-----------         -----------         -----------         -----------         -----------         -----------

    328,733              85,889           1,141,776           1,336,937           1,711,255           1,131,379

     (7,534)             (3,708)           (337,768)           (275,933)           (688,096)           (459,846)
       (746)               --               (16,667)            (56,383)              3,689             (15,719)
    652,010              76,831           1,071,298             182,737           1,164,672             329,751
-----------         -----------         -----------         -----------         -----------         -----------

    972,463             159,012           1,858,639           1,187,358           2,191,520             985,565
-----------         -----------         -----------         -----------         -----------         -----------

  1,017,414             158,625           1,555,869             792,610           2,293,290           1,227,755

       --                  --             4,615,768           3,823,158           5,982,262           4,754,507
-----------         -----------         -----------         -----------         -----------         -----------
$ 1,017,414         $   158,625         $ 6,171,637         $ 4,615,768         $ 8,275,552         $ 5,982,262
===========         ===========         ===========         ===========         ===========         ===========

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                        SUB-ACCOUNT
                                                  -----------------------------------------------------
                                             INTERNATIONAL EQUITY
                                                 SELECT TRUST            INTERNATIONAL INDEX TRUST
                                                  -----------------------------------------------------
                                                 PERIOD ENDED          YEAR ENDED           PERIOD ENDED
                                                 DEC. 31/01**          DEC. 31/01           DEC. 31/00***
                                                  ---------             ---------             ---------
Income:
Net investment income during the year             $    --               $   8,893             $   2,220
Realized gain (loss) during the year                   --                 (29,221)                 (982)
Unrealized appreciation (depreciation)
   during the year                                      218               (74,519)               (6,610)
                                                  ---------             ---------             ---------
Net increase (decrease) in assets from
   operations                                           218               (94,847)               (5,372)
                                                  ---------             ---------             ---------
Changes from principal transactions:

    Transfer of net premiums                          1,388               494,384               125,117
    Transfer on terminations                            (91)              (40,269)               (5,611)
    Transfer on policy loans                           --                  (2,092)               (6,792)
    Net interfund transfers                          10,132               259,859                51,596
                                                  ---------             ---------             ---------
Net increase (decrease) in assets from
    principal transactions                           11,429               711,882               164,310
                                                  ---------             ---------             ---------

Total increase (decrease) in assets                  11,647               617,035               158,938

Assets beginning of year                               --                 158,938                  --
                                                  ---------             ---------             ---------
Assets end of year                                $  11,647             $ 775,973             $ 158,938
                                                  =========             =========             =========

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.
*** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                      SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL SMALL CAP TRUST               INTERNATIONAL STOCK TRUST                 INTERNATIONAL VALUE TRUST
---------------------------------         ---------------------------------         ---------------------------------
 YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
 DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00
------------         ------------         ------------         ------------         ------------         ------------
$       --           $  1,275,987         $  1,090,518         $    141,854         $     54,398         $      4,865

  (3,288,079)            (941,463)          (7,216,325)           1,979,909             (210,611)             (24,646)

   1,314,459           (2,864,772)             365,926           (7,021,945)              34,326                 (339)
------------         ------------         ------------         ------------         ------------         ------------

  (1,973,620)          (2,530,248)          (5,759,881)          (4,900,182)            (121,887)             (20,120)
------------         ------------         ------------         ------------         ------------         ------------

   1,084,447            2,151,313            3,898,723            4,769,383              950,753              970,793
    (413,237)            (399,289)          (2,219,458)          (2,042,903)            (169,012)             (57,439)
     (14,848)            (227,364)               1,343             (319,996)                 577               (6,340)
    (844,387)           2,099,442             (282,829)             306,879            1,002,770              268,631
------------         ------------         ------------         ------------         ------------         ------------

    (188,025)           3,624,102            1,397,779            2,713,363            1,785,088            1,175,645
------------         ------------         ------------         ------------         ------------         ------------

  (2,161,645)           1,093,854           (4,362,102)          (2,186,819)           1,663,201            1,155,525

   6,624,824            5,530,970           26,662,943           28,849,762            1,612,952              457,427
------------         ------------         ------------         ------------         ------------         ------------
$  4,463,179         $  6,624,824         $ 22,300,841         $ 26,662,943         $  3,276,153         $  1,612,952
============         ============         ============         ============         ============         ============

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                              ---------------------------------------------------------------------------
                                                   INTERNET TECHNOLOGIES                    INVESTMENT QUALITY BOND
                                                           TRUST                                      TRUST
                                              ---------------------------------         ---------------------------------
                                               YEAR ENDED          PERIOD ENDED          YEAR ENDED           YEAR ENDED
                                               DEC. 31/01          DEC. 31/00***         DEC. 31/01           DEC. 31/00
                                              ------------         ------------         ------------         ------------
Income:
Net investment income during the year         $       --           $       --           $  1,683,400         $  1,764,230
Realized gain (loss) during the year              (208,650)                (156)             (24,658)             (65,106)
Unrealized appreciation (depreciation)
   during the year                                 (88,889)            (416,574)             313,096              543,010
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
   operations                                     (297,539)            (416,730)           1,971,838            2,242,134
                                              ------------         ------------         ------------         ------------
Changes from principal transactions:

    Transfer of net premiums                       546,771              613,893            3,770,528            3,717,837
    Transfer on terminations                       (79,753)             (49,773)          (3,002,758)          (2,138,923)
    Transfer on policy loans                       (24,220)              (4,746)              81,759             (183,365)
    Net interfund transfers                         38,743              501,473              266,094             (247,524)
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
    principal transactions                         481,541            1,060,847            1,115,623            1,148,025
                                              ------------         ------------         ------------         ------------

Total increase (decrease) in assets                184,002              644,117            3,087,461            3,390,159

Assets beginning of year                           644,117                 --             26,566,974           23,176,815
                                              ------------         ------------         ------------         ------------
Assets end of year                            $    828,119         $    644,117         $ 29,654,435         $ 26,566,974
                                              ============         ============         ============         ============

*** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                     SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
         LARGE CAP GROWTH                     LIFESTYLE AGGRESSIVE 1000                   LIFESTYLE BALANCED 640
              TRUST                                    TRUST                                      TRUST
---------------------------------         ---------------------------------         ---------------------------------
 YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
 DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00
------------         ------------         ------------         ------------         ------------         ------------
$    543,947         $  1,441,638         $    388,350         $    216,326         $    840,004         $    569,650
    (336,972)              21,675             (133,768)              (9,437)             (20,180)              86,155

  (2,863,856)          (3,593,685)            (953,443)            (443,010)          (1,277,862)            (472,949)
  ----------           ----------             --------             --------           ----------             --------
  (2,656,881)          (2,130,372)            (698,861)            (236,121)            (458,038)             182,856
  ----------           ----------             --------             --------             --------              -------

   4,635,266            4,930,460            1,704,419            1,402,412            4,382,335            3,308,556
  (1,385,959)            (935,574)            (497,645)            (465,958)          (1,205,129)            (883,442)
     (28,148)            (149,564)             (10,477)              (1,220)             (34,338)            (122,975)
   1,438,904            4,710,968              162,573               (2,198)           1,404,753             (805,706)
   ---------            ---------              -------               -------           ---------             --------
   4,660,063            8,556,290            1,358,870              933,036            4,547,621            1,496,433
   ---------            ---------            ---------              -------            ---------            ---------
   2,003,182            6,425,918              660,009              696,915            4,089,583            1,679,289

  13,096,022            6,670,104            4,651,150            3,954,235            9,915,393            8,236,104
------------         ------------         ------------         ------------         ------------         ------------
$ 15,099,204         $ 13,096,022         $  5,311,159         $  4,651,150         $ 14,004,976         $  9,915,393
============         ============         ============         ============         ============         ============

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                              SUB-ACCOUNT
                                              ---------------------------------------------------------------------------
                                                 LIFESTYLE CONSERVATIVE 280                    LIFESTYLE GROWTH 820
                                                            TRUST                                     TRUST
                                              ---------------------------------         ---------------------------------
                                               YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                               DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00
                                              ------------         ------------         ------------         ------------
Income:
Net investment income during the year         $      7,507         $     13,788         $  2,133,146         $  1,673,771
Realized gain (loss) during the year                (2,326)                (844)            (779,392)              79,771
Unrealized appreciation (depreciation)
   during the year                                   3,395                2,739           (3,528,898)          (2,474,203)
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
   operations                                        8,576               15,683           (2,175,144)            (720,661)
                                              ------------         ------------         ------------         ------------
Changes from principal transactions:

    Transfer of net premiums                       374,546               30,443            7,605,366            5,916,596
    Transfer on terminations                       (27,728)              (9,144)          (4,069,271)          (2,038,161)
    Transfer on policy loans                          --                   --                256,322             (134,239)
    Net interfund transfers                       (127,414)              70,433              522,569              127,472
                                              ------------         ------------         ------------         ------------
Net increase (decrease) in assets from
    principal transactions                         219,404               91,732            4,314,986            3,871,668
                                              ------------         ------------         ------------         ------------

Total increase (decrease) in assets                227,980              107,415            2,139,842            3,151,007

Assets beginning of year                           222,609              115,194           23,821,430           20,670,423
                                              ------------         ------------         ------------         ------------
Assets end of year                            $    450,589         $    222,609         $ 25,961,272         $ 23,821,430
                                              ============         ============         ============         ============

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
*** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                   SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
    LIFESTYLE MODERATE 460                MID CAP                                           MID CAP OPPORTUNITIES
             TRUST                      GROWTH TRUST              MID CAP INDEX TRUST                 TRUST
---------------------------------------------------------------------------------------------------------------
 YEAR ENDED          YEAR ENDED         PERIOD ENDED        YEAR ENDED         PERIOD ENDED         PERIOD ENDED
 DEC. 31/01          DEC. 31/00         DEC. 31/01*         DEC. 31/01         DEC. 31/00***        DEC. 31/01*
-----------         -----------         -----------         -----------         -----------         -----------
$   110,107         $   164,841         $        --         $    15,781         $     9,975         $        --


    (36,040)             (8,201)             (7,118)            (80,613)              2,568              (1,753)

    (89,626)            (93,118)             (3,663)             38,888              (5,753)             52,061
-----------         -----------         -----------         -----------         -----------         -----------

    (15,559)             63,522             (10,781)            (25,944)              6,790              50,308
-----------         -----------         -----------         -----------         -----------         -----------

    828,356             499,839             141,446             563,684              62,405              62,205
   (146,711)           (278,844)            (10,451)            (70,740)            (18,904)             (6,427)
     68,632              (4,505)             (1,491)             (4,490)                 --                  --
     91,509              34,843             433,492           1,487,325             500,415             482,706
-----------         -----------         -----------         -----------         -----------         -----------

    841,786             251,333             562,996           1,975,779             543,916             538,484
-----------         -----------         -----------         -----------         -----------         -----------

    826,227             314,855             552,215           1,949,835             550,706             588,792

  1,590,737           1,275,882                  --             550,706                  --                  --
-----------         -----------         -----------         -----------         -----------         -----------
$ 2,416,964         $ 1,590,737         $   552,215         $ 2,500,541         $   550,706         $   588,792
===========         ===========         ===========         ===========         ===========         ===========

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                               SUB-ACCOUNT
                                           ------------------------------------------------------------------------------------
                                                                                 MID CAP
                                                 MID CAP STOCK TRUST           VALUE TRUST            MONEY MARKET TRUST
                                           ------------------------------------------------------------------------------------
                                            YEAR ENDED        YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                                            DEC. 31/01        DEC. 31/00       DEC. 31/01*        DEC. 31/01        DEC. 31/00
                                           ------------      ------------      ------------      ------------      ------------
Income:
Net investment income during the year      $         --      $         --      $      3,568      $  2,437,207      $  2,837,122
Realized gain (loss) during the year           (182,164)            4,809              (203)               --                --
Unrealized appreciation (depreciation)
   during the year                              118,888           (82,824)           75,425                --                --
                                           ------------      ------------      ------------      ------------      ------------
Net increase (decrease) in assets from
   operations                                   (63,276)          (78,015)           78,790         2,437,207         2,837,122
                                           ------------      ------------      ------------      ------------      ------------
Changes from principal transactions:

    Transfer of net premiums                  1,002,409         1,209,637           258,014        65,123,257        60,929,701
    Transfer on terminations                   (187,920)          (70,213)          (26,156)      (10,140,660)       (7,374,966)
    Transfer on policy loans                    (10,150)           (1,970)               --        (3,343,393)         (602,642)
    Net interfund transfers                   1,070,600           497,797         1,395,147       (34,019,575)      (37,492,208)
                                           ------------      ------------      ------------      ------------      ------------
Net increase (decrease) in assets from
    principal transactions                    1,874,939         1,635,251         1,627,005        17,619,629        15,459,885
                                           ------------      ------------      ------------      ------------      ------------

Total increase (decrease) in assets           1,811,663         1,557,236         1,705,795        20,056,836        18,297,007

Assets beginning of year                      1,743,424           186,188                --        63,898,986        45,601,979
                                           ------------      ------------      ------------      ------------      ------------
Assets end of year                         $  3,555,087      $  1,743,424      $  1,705,795      $ 83,955,822      $ 63,898,986
                                           ============      ============      ============      ============      ============

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                    SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
                                                    PACIFIC RIM
          OVERSEAS TRUST                       EMERGING MARKETS TRUST                   QUANTITATIVE EQUITY TRUST
---------------------------------         ---------------------------------         ---------------------------------
 YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
 DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00           DEC. 31/01           DEC. 31/00
------------         ------------         ------------         ------------         ------------         ------------
$    592,006         $    410,096         $     32,951         $     37,735         $  8,592,412         $  8,207,833
  (2,314,964)            (743,314)          (2,930,761)           1,142,246              160,429            3,373,479

     310,847             (806,861)           1,175,536           (3,893,747)         (24,331,381)          (7,729,114)
------------         ------------         ------------         ------------         ------------         ------------

  (1,412,111)          (1,140,079)          (1,722,274)          (2,713,766)         (15,578,540)           3,852,198
------------         ------------         ------------         ------------         ------------         ------------

   1,448,316            2,507,305            1,289,621            1,890,887            8,102,224            8,153,108
    (455,736)            (284,281)            (685,431)            (692,836)          (5,795,856)          (8,068,279)
     (34,360)            (199,359)             (12,847)             (93,909)            (608,974)            (437,721)
    (150,626)           1,670,197             (518,291)             349,025             (298,597)           1,180,710
------------         ------------         ------------         ------------         ------------         ------------

     807,594            3,693,862               73,052            1,453,167            1,398,797              827,818
------------         ------------         ------------         ------------         ------------         ------------

    (604,517)           2,553,783           (1,649,222)          (1,260,599)         (14,179,743)           4,680,016

   6,926,139            4,372,356            9,249,526           10,510,125           66,536,535           61,856,519
------------         ------------         ------------         ------------         ------------         ------------
$  6,321,622         $  6,926,139         $  7,600,304         $  9,249,526         $ 52,356,792         $ 66,536,535
============         ============         ============         ============         ============         ============

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                SUB-ACCOUNT
                                           ------------------------------------------------------------------------------------
                                           QUANTITATIVE                                                   SCIENCE AND
                                           MID CAP TRUST      REAL ESTATE SECURITIES TRUST              TECHNOLOGY TRUST
                                           ------------------------------------------------------------------------------------
                                           PERIOD ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                           DEC. 31/01*        DEC. 31/01        DEC. 31/00        DEC. 31/01        DEC. 31/00
                                           ------------      ------------      ------------      ------------      ------------
Income:
Net investment income during the year      $         --      $    746,285      $    725,501      $  1,203,870      $    875,644
Realized gain (loss) during the year               (395)         (395,929)         (368,039)       (8,654,548)        4,226,679
Unrealized appreciation (depreciation)
   during the year                               10,718           290,049         4,345,939        (5,654,641)      (19,928,665)
                                          ------------      ------------      ------------      ------------      ------------

Net increase (decrease) in assets from
   operations                                    10,323           640,405         4,703,401       (13,105,319)      (14,826,342)
                                           ------------      ------------      ------------      ------------      ------------
Changes from principal transactions:

    Transfer of net premiums                    163,892         2,755,868         2,709,003         6,810,840        11,215,089
    Transfer on terminations                       (800)       (3,131,725)       (1,866,577)       (2,006,086)       (2,826,592)

    Transfer on policy loans                         --          (157,802)         (245,678)         (163,297)         (405,481)
    Net interfund transfers                      60,539            99,125          (847,081)          798,743         9,680,246
                                           ------------      ------------      ------------      ------------      ------------
Net increase (decrease) in assets from
    principal transactions                      223,631          (434,534)         (250,333)        5,440,200        17,663,262
                                           ------------      ------------      ------------      ------------      ------------

Total increase (decrease) in assets             233,954           205,871         4,453,068        (7,665,119)        2,836,920

Assets beginning of year                             --        23,496,035        19,042,967        29,296,160        26,459,240
                                           ------------      ------------      ------------      ------------      ------------
Assets end of year                         $    233,954      $ 23,701,906      $ 23,496,035      $ 21,631,041      $ 29,296,160
                                           ============      ============      ============      ============      ============

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.
*** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
   SELECT                                                     SMALL COMPANY BLEND                   SMALL COMPANY VALUE
GROWTH TRUST            SMALL CAP INDEX TRUST                        TRUST                                 TRUST
-----------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED       YEAR ENDED        PERIOD ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
DEC. 31/01**       DEC. 31/01        DEC. 31/00***       DEC. 31/01         DEC. 31/00         DEC. 31/01         DEC. 31/00
-----------        -----------        -----------        -----------        -----------        -----------        -----------
$        --        $    37,973        $     5,143        $    11,383        $   166,689        $     7,567        $     2,245
         34           (108,835)            (1,758)          (642,184)          (184,160)            24,674             93,029
      2,328              4,431            (10,171)           732,967           (603,705)           211,763             48,360
-----------        -----------        -----------        -----------        -----------        -----------        -----------

      2,362            (66,431)            (6,786)           102,166           (621,176)           244,004            143,634
-----------        -----------        -----------        -----------        -----------        -----------        -----------

         --            695,528             94,350            953,171          1,152,722          1,403,524            747,241
       (365)           (58,515)            (6,716)          (213,793)           (46,909)          (454,034)          (104,932)
         --             (2,104)            (3,396)            (3,343)           (27,509)           (89,164)            (9,018)
     28,875          1,682,151             78,092          1,358,981            954,977          1,656,901          1,241,872
-----------        -----------        -----------        -----------        -----------        -----------        -----------

     28,510          2,317,060            162,330          2,095,016          2,033,281          2,517,227          1,875,163
-----------        -----------        -----------        -----------        -----------        -----------        -----------

     30,872          2,250,629            155,544          2,197,182          1,412,105          2,761,231          2,018,797
         --            155,544                 --          1,793,734            381,629          3,119,400          1,100,603
-----------        -----------        -----------        -----------        -----------        -----------        -----------
$    30,872        $ 2,406,173        $   155,544        $ 3,990,916        $ 1,793,734        $ 5,880,631        $ 3,119,400
===========        ===========        ===========        ===========        ===========        ===========        ===========

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                SUB-ACCOUNT
                                                ----------------------------------------------------------------------------
                                                 SMALL MID            SMALL MID CAP
                                                 CAP TRUST            GROWTH TRUST               STRATEGIC BOND TRUST
                                                ----------------------------------------------------------------------------
                                                PERIOD ENDED          PERIOD ENDED         YEAR ENDED             YEAR ENDED
                                                DEC. 31/01**          DEC. 31/01**         DEC. 31/01             DEC. 31/00
                                                -----------           -----------          -----------           -----------
Income:
Net investment income during the year           $         1           $        --          $   394,888           $   286,876
Realized gain (loss) during the year                     18                    --              (81,265)              (66,380)
Unrealized appreciation (depreciation)
   during the year                                    1,796                    55               15,518                61,320
                                                -----------           -----------          -----------           -----------
Net increase (decrease) in assets from
   operations                                         1,815                    55              329,141               281,816
                                                -----------           -----------          -----------           -----------
Changes from principal transactions:

    Transfer of net premiums                            925                    --            1,083,745             1,165,949
    Transfer on terminations                           (399)                   --             (553,860)             (235,557)
    Transfer on policy loans                             --                    --              (21,625)              (45,301)
    Net interfund transfers                          20,432                 6,755              100,755               304,387
                                                -----------           -----------          -----------           -----------

Net increase (decrease) in assets from
    principal transactions                           20,958                 6,755              609,015             1,189,478
                                                -----------           -----------          -----------           -----------

Total increase (decrease) in assets                  22,773                 6,810              938,156             1,471,294

Assets beginning of year                                 --                    --            4,952,630             3,481,336
                                                -----------           -----------          -----------           -----------
Assets end of year                              $    22,773           $     6,810          $ 5,890,786           $ 4,952,630
                                                ===========           ===========          ===========           ===========

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.
*** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                      SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
  STRATEGIC                STRATEGIC OPPORTUNITIES                     TACTICAL ALLOCATION           TELECOMMUNICATIONS
GROWTH TRUST                       TRUST                                     TRUST                          TRUST
------------         ---------------------------------         ---------------------------------         ------------
PERIOD ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED         PERIOD ENDED          PERIOD ENDED
DEC. 31/01*           DEC. 31/01           DEC. 31/00           DEC. 31/01         DEC. 31/00***          DEC. 31/01*
------------         ------------         ------------         ------------         ------------         ------------
$         --         $  4,829,644         $  4,905,140         $      3,024         $     11,333         $         --
      (6,143)            (939,512)            (440,187)              (7,137)                 (20)                (773)

      (1,050)          (9,296,726)          (6,852,403)             (53,200)             (24,796)                (802)
------------         ------------         ------------         ------------         ------------         ------------

      (7,193)          (5,406,594)          (2,387,450)             (57,313)             (13,483)              (1,575)
------------         ------------         ------------         ------------         ------------         ------------

     132,161            6,338,370            5,698,436              168,737              270,846               10,085
     (15,101)          (3,388,636)          (2,255,941)             (42,733)              (7,090)              (1,870)
          --             (108,983)            (210,773)              (5,586)              (3,393)                  --
     530,756              (32,555)             333,630               72,993               70,288               56,963
------------         ------------         ------------         ------------         ------------         ------------

     647,816            2,808,196            3,565,352              193,411              330,651               65,178
------------         ------------         ------------         ------------         ------------         ------------

     640,623           (2,598,398)           1,177,902              136,098              317,168               63,603
          --           33,858,271           32,680,369              317,168                   --                   --
------------         ------------         ------------         ------------         ------------         ------------
$    640,623         $ 31,259,873         $ 33,858,271         $    453,266         $    317,168         $     63,603
============         ============         ============         ============         ============         ============

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                 SUB-ACCOUNT
                                                -----------------------------------------------------------------------------
                                                                                                       TOTAL STOCK
                                                       TOTAL RETURN TRUST                          MARKET INDEX TRUST
                                                ---------------------------------           ---------------------------------
                                                YEAR ENDED            YEAR ENDED            YEAR ENDED           PERIOD ENDED
                                                DEC. 31/01            DEC. 31/00            DEC. 31/01           DEC. 31/00***
                                                -----------           -----------           -----------           -----------
Income:
Net investment income during the year           $   151,288           $    29,836           $    17,140           $     2,748
Realized gain (loss) during the year                268,978                 6,187              (100,210)                 (239)
Unrealized appreciation (depreciation)
   during the year                                  (81,071)              145,527               (34,713)              (22,955)
                                                -----------           -----------           -----------           -----------
Net increase (decrease) in assets from
   operations                                       339,195               181,550              (117,783)              (20,446)
                                                -----------           -----------           -----------           -----------
Changes from principal transactions:

    Transfer of net premiums                      1,878,907               800,492               871,757               199,595
    Transfer on terminations                       (306,084)              (68,577)             (125,929)               (9,092)
    Transfer on policy loans                           (732)              (48,429)              (11,062)                   --
    Net interfund transfers                       2,952,686             1,016,257             1,358,533               123,776
                                                -----------           -----------           -----------           -----------
Net increase (decrease) in assets from
    principal transactions                        4,524,777             1,699,743             2,093,299               314,279
                                                -----------           -----------           -----------           -----------

Total increase (decrease) in assets               4,863,972             1,881,293             1,975,516               293,833

Assets beginning of year                          2,360,830               479,537               293,833                    --
                                                -----------           -----------           -----------           -----------
Assets end of year                              $ 7,224,802           $ 2,360,830           $ 2,269,349           $   293,833
                                                ===========           ===========           ===========           ===========

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
*** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

                                                          SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
        U.S. GOVERNMENT                    U.S. LARGE CAP VALUE              UTILITIES
        SECURITIES TRUST                           TRUST                       TRUST                     VALUE TRUST
-------------------------------       -------------------------------       ------------       -------------------------------
 YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED        PERIOD ENDED        YEAR ENDED         YEAR ENDED
 DEC. 31/01         DEC. 31/00         DEC. 31/01         DEC. 31/00         DEC. 31/01*        DEC. 31/01         DEC. 31/00
------------       ------------       ------------       ------------       ------------       ------------       ------------
$    358,458       $    319,991       $     93,316       $     30,478       $        466       $    393,971       $         --
       6,248            (33,921)            22,912              2,018             (1,344)           245,518           (204,029)
      76,680            189,826           (309,297)            35,510            (15,058)          (370,126)         1,955,231
------------       ------------       ------------       ------------       ------------       ------------       ------------

     441,386            475,896           (193,069)            68,006            (15,936)           269,363          1,751,202
------------       ------------       ------------       ------------       ------------       ------------       ------------

   2,243,613          1,442,818          3,065,164          3,097,133             41,489          3,138,784          1,668,925
    (522,634)          (420,953)          (705,239)          (306,562)            (3,751)        (1,041,187)          (372,336)
     (29,512)             1,677             (5,200)            (6,546)                --           (100,503)          (118,965)
   1,043,244           (710,743)         1,630,192          2,799,989             71,319          3,077,899          1,097,532
------------       ------------       ------------       ------------       ------------       ------------       ------------

   2,734,711            312,799          3,984,917          5,584,014            109,057          5,074,993          2,275,156
------------       ------------       ------------       ------------       ------------       ------------       ------------

   3,176,097            788,695          3,791,848          5,652,020             93,121          5,344,356          4,026,358
   5,347,411          4,558,716          7,545,950          1,893,930                 --          9,109,405          5,083,047
------------       ------------       ------------       ------------       ------------       ------------       ------------
$  8,523,508       $  5,347,411       $ 11,337,798       $  7,545,950       $     93,121       $ 14,453,761       $  9,109,405
============       ============       ============       ============       ============       ============       ============

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                        SUB-ACCOUNT
                                             ----------------------------------
                                                     500 INDEX TRUST                                 TOTAL
                                             ----------------------------------        ----------------------------------
                                              YEAR ENDED          PERIOD ENDED          YEAR ENDED           YEAR ENDED
                                              DEC. 31/01          DEC. 31/00***         DEC. 31/01           DEC. 31/00
                                             -------------        -------------        -------------        -------------
Income:
Net investment income during the year        $     102,526        $      11,246        $  44,389,613        $  51,387,171
Realized gain (loss) during the year              (372,741)             (16,940)         (33,338,270)          22,080,244
Unrealized appreciation (depreciation)
   during the year                                (439,691)            (273,894)        (115,320,231)        (115,641,365)
                                             -------------        -------------        -------------        -------------
Net increase (decrease) in assets from
   operations                                     (709,906)            (279,588)        (104,268,888)         (42,173,950)
                                             -------------        -------------        -------------        -------------
Changes from principal transactions:

    Transfer of net premiums                     6,226,392            3,899,444          211,514,608          214,068,040
    Transfer on terminations                      (643,218)            (203,952)         (78,331,448)         (70,163,910)
    Transfer on policy loans                        (7,178)             (18,727)          (5,224,156)          (7,067,602)
    Net interfund transfers                      3,290,126            1,953,381           (1,064,286)             275,952
                                             -------------        -------------        -------------        -------------
Net increase (decrease) in assets from
    principal transactions                       8,866,122            5,630,146          126,894,718          137,112,480
                                             -------------        -------------        -------------        -------------

Total increase (decrease) in assets              8,156,216            5,350,558           22,625,830           94,938,530

Assets beginning of year                         5,350,558                   --          778,688,317          683,749,787
                                             -------------        -------------        -------------        -------------
Assets end of year                           $  13,506,774        $   5,350,558        $ 801,314,147        $ 778,688,317
                                             =============        =============        =============        =============

*** Reflects the period from commencement of operations May 2, 2000 through December 31, 2000.

See accompanying notes.

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

                          Notes to Financial Statements

                                December 31, 2001

1. ORGANIZATION

The Manufacturers Life Insurance Company (U.S.A.) Separate Account A (formerly known as The Manufacturers Life Insurance Company of America Separate Account Three) (the Account) is a separate account established by The Manufacturers Life Insurance Company of America (the Company). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and has sixty-seven investment sub-accounts. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust (Trust) portfolio. The Trust is an open-end management investment company, commonly known as a mutual fund, which is not offered to the public but sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. The Account is a funding vehicle for allocation of net premiums under single premium variable life and variable universal life insurance contracts (the Contracts) issued by the Company. The Account was established by the Company, a life insurance company organized in 1983 under Michigan law. The Company is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account have been renamed as follows:

           PREVIOUS NAME                            NEW NAME                         EFFECTIVE DATE
           -------------                            --------                         --------------
        Mid Cap Blend Trust              Strategic Opportunities Trust                May 1, 2001
        Mid Cap Growth Trust                  All Cap Growth Trust                    May 2, 2000

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

                    Notes to Financial Statements (continued)

1. ORGANIZATION (CONTINUED)

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of the Company:

                                                    Commencement of
                                                   Operations of the
                                                      Sub-accounts
                                                   -----------------
All Cap Value Trust                                    May 1, 2001
Capital Appreciation Trust                             May 1, 2001
Capital Opportunities Trust                            May 1, 2001
Core Value Trust                                     July 16, 2001
Dynamic Growth Trust                                   May 2, 2000
Financial Services Trust                               May 1, 2001
Fundamental Value Trust                                May 1, 2001
Global Equity Select Trust                           July 16, 2001
Health Sciences Trust                                  May 1, 2001
High Grade Bond Trust                                July 16, 2001
International Equity Select Trust                    July 16, 2001
International Index Trust                              May 2, 2000
Internet Technologies Trust                            May 2, 2000
Mid Cap Growth Trust                                   May 1, 2001
Mid Cap Index Trust                                    May 2, 2000
Mid Cap Opportunities Trust                            May 1, 2001
Mid Cap Value Trust                                    May 1, 2001
Quantitative Mid Cap Trust                             May 1, 2001
Select Growth Trust                                  July 16, 2001
Small Cap Index Trust                                  May 2, 2000
Small Mid Cap Trust                                  July 16, 2001
Small Mid Cap Growth Trust                           July 16, 2001
Strategic Growth Trust                                 May 1, 2001
Tactical Allocation Trust                              May 2, 2000
Telecommunications Trust                               May 1, 2001
Total Stock Market Index Trust                         May 2, 2000
Utilities Trust                                        May 1, 2001
500 Index Trust                                        May 2, 2000

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES

Investments of each sub-account are made in the portfolios of the Trust and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates.

3. CONTRACT CHARGES

The Company deducts certain charges from gross premium before placing the remaining net premiums in the sub-account. In the event of a surrender, surrender charges may be made by the Company to cover sales expenses and administrative expenses associated with underwriting the policy issue. Each month a deduction consisting of an administrative charge, a charge for cost of insurance, a charge for mortality and expense risk and charges for supplementary benefits is deducted from the policy value.

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2001 were as follows:

                                               PURCHASES                SALES
                                             ------------           ------------
SUB-ACCOUNTS:
  Aggressive Growth Trust                    $  2,681,136           $    887,200
  All Cap Growth Trust                          7,266,712              3,230,071
  All Cap Value Trust                             454,817                 55,020
  Balanced Trust                                3,648,646              4,046,842
  Blue Chip Growth Trust                       12,120,297              3,301,472
  Capital Appreciation Trust                      316,209                 14,910
  Capital Opportunities Trust                     376,180                 16,154
  Core Value Trust                                 47,258                    566
  Diversified Bond Trust                        3,680,033                377,886
  Dynamic Growth Trust                          1,578,785                282,734
  Emerging Small Company Trust                  8,026,635              7,396,313
  Equity Income Trust                          10,963,854              2,759,345
  Equity Index Trust                            8,716,592              6,856,326
  Financial Services Trust                        374,872                 63,678
  Fundamental Value Trust                       2,069,941                 21,048
  Global Bond Trust                               634,623                 95,593
  Global Equity Trust                          12,640,379              9,466,681
  Global Equity Select Trust                       11,989                    342
  Growth Trust                                  4,664,906              2,835,095
  Growth & Income Trust                        10,764,545              2,597,509
  Health Sciences Trust                           991,784                 19,320
  High Grade Bond Trust                           167,307                  3,150
  High Yield Trust                              6,058,178              3,699,731
  Income and Value Trust                        3,030,660                523,647
  International Equity Select Trust                11,498                     69
  International Index Trust                       816,546                 95,771
  International Small Cap Trust                17,320,080             17,508,105
  International Stock Trust                    20,859,129             18,370,833
  International Value Trust                     7,314,612              5,475,127
  Internet Technologies Trust                     618,828                137,288
  Investment Quality Bond Trust                 6,872,691              4,073,667
  Large Cap Growth Trust                        6,088,912                884,902
  Lifestyle Aggressive 1000 Trust               2,106,322                359,102
  Lifestyle Balanced 640 Trust                  6,188,555                800,929
  Lifestyle Conservative 280 Trust                528,250                301,340
  Lifestyle Growth 820 Trust                    9,549,083              3,100,950
  Lifestyle Moderate 460 Trust                  1,242,353                290,460
  Mid Cap Growth Trust                            586,214                 23,217
  Mid Cap Index Trust                           3,418,427              1,426,866
  Mid Cap Opportunities Trust                     544,867                  6,383
  Mid Cap Stock Trust                           2,348,462                473,523
  Mid Cap Value Trust                           1,716,049                 85,475
  Money Market Trust                          119,942,122             99,885,286
  Overseas Trust                               25,659,528             24,259,928
  Pacific Rim Emerging Markets Trust            8,586,849              8,480,845
  Quantitative Equity Trust                    16,537,979              6,546,771

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

                    Notes to Financial Statements (continued)



4. PURCHASES AND SALES (CONTINUED)

                                                PURCHASES              SALES
                                              ------------          ------------
SUB-ACCOUNTS:
    Quantitative Mid Cap Trust                     225,091                 1,460
    Real Estate Securities Trust                 4,207,957             3,896,207
    Science & Technology Trust                  14,155,526             7,511,456
    Select Growth Trust                             28,752                   241
    Small Cap Index Trust                        4,256,591             1,901,557
    Small Company Blend Trust                    3,581,541             1,475,142
    Small Company Value Trust                    4,242,622             1,717,828
    Small Mid Cap Trust                             21,227                   268
    Small Mid Cap Growth Trust                       6,755                    --
    Strategic Bond Trust                         1,886,854               882,951
    Strategic Growth Trust                         682,838                35,021
    Strategic Opportunities Trust               10,656,061             3,018,221
    Tactical Allocation Trust                      231,107                34,673
    Telecommunications Trust                        66,501                 1,323
    Total Return Trust                           7,406,206             2,730,142
    Total Stock Market Index Trust               3,431,768             1,321,329
    U.S. Government Securities Trust             5,051,630             1,958,461
    U.S. Large Cap Value Trust                   4,751,246               673,013
    Utilities Trust                                116,995                 7,472
    Value Trust                                  8,440,039             2,971,074
    500 Index Trust                             10,605,619             1,636,971
                                              ------------          ------------
Total                                         $444,196,620          $272,833,181
                                              ============          ============

5. FINANCIAL HIGHLIGHTS

                                                                                                        FOR THE YEAR ENDED
                                               AT DECEMBER 31, 2001                                      DECEMBER 31, 2001
                                            ---------------------------------------------------------------------------------
                                                                                                      INVESTMENT
                                                                 UNIT              NET                  INCOME          TOTAL
                                              UNITS              VALUE            ASSETS                RATIO*         RETURN**
                                            ---------------------------------------------------------------------------------
SUB-ACCOUNTS:
    Aggressive Growth Trust                   457,854          $ 15.37          $ 7,037,748               --           -25.98%
    All Cap Growth Trust                      890,563            19.27           17,159,871               --           -23.77%
    All Cap Value Trust+                       33,810            12.61              426,415             0.04%             0.90%
    Balanced Trust                          1,289,838            24.01           30,975,672             2.19%          -10.20%
    Blue Chip Growth Trust                  1,766,660            20.45           36,125,334               --           -14.61%
    Capital Appreciation Trust+                27,016            11.10              299,845               --           -11.21%
    Capital Opportunities Trust+               33,938            10.70              363,137               --           -14.40%
    Core Value Trust++                          4,163            11.90               49,540               --            -4.81%
    Diversified Bond Trust                    429,951            15.44            6,638,730             5.48%             7.09%
    Dynamic Growth Trust                      414,500             4.77            1,976,588             0.17%          -40.24%
    Emerging Small Company Trust            1,260,898            55.71           70,245,302               --           -22.24%
    Equity Income Trust                     1,655,611            19.04           31,529,986             1.64%             1.29%
    Equity Index Trust                      3,430,166            18.92           64,913,790             1.03%          -12.26%
    Financial Services Trust+                  27,008            11.63              314,189             0.08%           -6.93%

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

                    Notes to Financial Statements (continued)



5. FINANCIAL HIGHLIGHTS (CONT'D)

                                                     ------------------------------------------------------------------------
                                                                                                       INVESTMENT
                                                                        UNIT            NET              INCOME         TOTAL
                                                       UNITS            VALUE          ASSETS            RATIO*        RETURN**
                                                     ------------------------------------------------------------------------
SUB-ACCOUNTS:
     Fundamental Value Trust+                          174,799          11.73         2,050,391             --          -6.16%
     Global Bond Trust                                  93,604          13.57         1,269,754             --           0.53%
     Global Equity Trust                               670,651          15.98        10,715,183           2.45%        -16.09%
     Global Equity Select Trust++                        1,073          12.20            13,095             --          -2.40%
     Growth Trust                                    1,000,241          14.56        14,561,330             --         -21.37%
     Growth and Income Trust                         2,674,526          19.33        51,711,198           0.41%        -11.28%
     Health Sciences Trust+                             75,141          13.54         1,017,414             --           8.32%
     High Grade Bond Trust++                            12,296          12.90           158,625           2.79%          3.21%
     High Yield Trust                                  466,497          13.23         6,171,637           9.19%         -5.47%
     Income and Value Trust                            503,442          16.44         8,275,552           2.68%          0.98%
     International Equity Select Trust++                   969          12.02            11,647             --          -3.84%
     International Index Trust                          88,736           8.74           775,973           1.22%        -22.41%
     International Small Cap Trust                     349,581          12.77         4,463,179             --         -31.10%
     International Stock Trust                       1,880,342          11.86        22,300,841           0.20%        -21.53%
     International Value Trust                         299,711          10.93         3,276,153           1.02%         -9.97%
     Internet Technologies Trust                       218,501           3.79           828,119             --         -46.09%
     Investment Quality Bond Trust                   1,740,743          17.04        29,654,435           5.47%          7.33%
     Large Cap Growth Trust                          1,103,220          13.69        15,099,204             --         -17.81%
     Lifestyle Aggressive 1000 Trust                   376,673          14.10         5,311,159           0.37%        -13.67%
     Lifestyle Balanced 640 Trust                      855,914          16.36        14,004,976           2.55%         -4.71%
     Lifestyle Conservative 280 Trust                   25,748          17.50           450,589           3.89%          3.30%
     Lifestyle Growth 820 Trust                      1,669,794          15.55        25,961,272           1.40%         -8.97%
     Lifestyle Moderate 460 Trust                      142,884          16.92         2,416,964           3.30%         -1.09%
     Mid Cap Growth Trust+                              52,743          10.47           552,215             --         -16.24%
     Mid Cap Index Trust                               189,985          13.16         2,500,541           0.85%         -1.73%
     Mid Cap Opportunities Trust+                       55,599          10.59           588,792             --         -15.28%
     Mid Cap Stock Trust                               330,092          10.77         3,555,087             --         -10.99%
     Mid Cap Value Trust+                              130,318          13.09         1,705,795           0.74%          4.72%
     Money Market Trust                              3,996,981          21.01        83,955,822           3.59%          3.59%
     Overseas Trust                                    519,934          12.16         6,321,622           0.27%        -21.10%
     Pacific Rim Emerging Markets Trust              1,041,091           7.30         7,600,304           0.41%        -18.58%
     Quantitative Equity Trust                       1,203,842          43.49        52,356,792           0.30%        -22.95%
     Quantitative Mid Cap Trust+                        22,937          10.20           233,954             --         -18.40%
     Real Estate Securities Trust                      603,342          39.28        23,701,906           3.75%          3.15%
     Science and Technology Trust                    1,388,634          15.58        21,631,041             --         -41.25%
     Select Growth Trust++                               2,599          11.88            30,872             --          -4.96%
     Small Cap Index Trust                             202,574          11.88         2,406,173           1.85%          1.41%
     Small Company Blend Trust                         316,717          12.60         3,990,916             --          -2.30%
     Small Company Value Trust                         565,676          10.40         5,880,631           0.17%          6.54%
     Small Mid Cap Trust++                               1,906          11.95            22,773           0.01%         -4.40%
     Small Mid Cap Growth Trust++                          612          11.13             6,810             --         -10.96%
     Strategic Bond Trust                              366,019          16.09         5,890,786           7.96%          6.25%
     Strategic Growth Trust+                            58,133          11.02           640,623             --         -11.84%
     Strategic Opportunities Trust                   2,079,350          15.03        31,259,873           0.50%        -15.25%

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

                    Notes to Financial Statements (continued)



5. FINANCIAL HIGHLIGHTS (CONT'D)

                                              ----------------------------------------------------------------------------
                                                                                                   INVESTMENT
                                                                  UNIT             NET               INCOME          TOTAL
                                                UNITS             VALUE           ASSETS             RATIO*         RETURN**
                                              ----------------------------------------------------------------------------
SUB-ACCOUNTS:
    Tactical Allocation Trust                    43,247           10.48            453,266            0.11%         -13.39%
    Telecommunications Trust+                     8,021            7.93             63,603              --          -36.56%
    Total Return Trust                          486,338           14.86          7,224,802            3.59%           8.28%
    Total Stock Market Index Trust              227,808            9.96          2,269,349            0.92%         -11.41%
    U.S. Government Securities Trust            602,920           14.14          8,523,508            4.75%           7.03%
    U.S. Large Cap Value Trust                  881,525           12.86         11,337,798            0.38%          -2.55%
    Utilities Trust+                              9,963            9.35             93,121            1.05%         -25.22%
    Value Trust                                 812,349           17.79         14,453,761            0.53%           3.42%
    500 Index Trust                           1,363,591            9.91         13,506,774            0.84%         -12.37%

     * These ratios represent the dividends, excluding distributions of capital gains, distributed by the Trust portfolio, net of management fees and expenses assessed by the fund manager, divided by the average net assets of respective Trust portfolio, which approximates the ratio of dividends, excluding distribution of capital gains, received by the sub-account of the Account, net of management fees and expenses assessed by the fund manager, divided by the average unit value. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Trust portfolio in which the sub-accounts invest.
     ** These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction to unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the separate account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
     + Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
     ++ Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

6. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly owned subsidiary of Manulife Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement with the Company. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws sell the Contracts. Registered representatives are compensated on a commission basis.

              The Manufacturers Life Insurance Company (U.S.A.)
           Separate Account A (formerly known as The Manufacturers
          Life Insurance Company of America Separate Account Three)

                    Notes to Financial Statements (continued)



6. RELATED PARTY TRANSACTIONS (CONTINUED)

The Company has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.) ("Manulife U.S.A."), which can be terminated by either party upon two months notice. Under this Agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

7. SUBSEQUENT EVENT

Effective January 1, 2002, the Company transferred all of its variable business to Manulife U.S.A. via an assumption reinsurance agreement. As a result, products originally sold and administered under the name of the Company will be offered and administered under the name of Manulife U.S.A. As such and effective January 1, 2002, the Account will be known as The Manufacturers Life Insurance Company U.S.A. Separate Account A.

Also, effective January 1, 2002, ManEquity, Inc. was merged into Manulife Financial Securities LLC. Manulife Financial Securities LLC, a subsidiary of Manulife U.S.A., will carry on the business of ManEquity, Inc.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

Financial Statements

Nine months ended September 30, 2002 (Unaudited) with December 31, 2001 comparatives

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

                              Financial Statements

                Nine months ended September 30, 2002 (Unaudited)
                      with December 31, 2001 comparatives


                                    CONTENTS


Financial Statements

Statement of Assets and Contract Owners' Equity............................    1
Statements of Operations and Changes in Contract Owners' Equity............    3
Notes to Financial Statements..............................................   26

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

                 Statement of Assets and Contract Owners' Equity

                         September 30, 2002 (Unaudited)

ASSETS
Investments at fair value:
  Sub-Accounts:
    Aggressive Growth Trust - 544,967 shares (cost $9,259,146)                  $  5,122,692
    All Cap Growth Trust - 1,096,099 shares (cost $21,645,787)                    11,607,690
    All Cap Value Trust - 79,257 shares (cost $907,052)                              627,718
    Balanced Trust - 2,059,438 shares (cost $35,260,558)                          22,015,387
    Blue Chip Growth Trust - 2,425,689 shares (cost $44,479,414)                  27,046,428
    Capital Appreciation Trust - 82,587 shares (cost $658,248)                       497,172
    Capital Opportunities Trust - 46,466 shares (cost $462,969)                      332,696
    Core Value Trust - 21,247 shares (cost $220,288)                                 191,009
    Diversified Bond Trust - 1,200,361 shares (cost $12,540,081)                  12,723,829
    Dynamic Growth Trust - 444,918 shares (cost $2,387,775)                        1,499,374
    Emerging Small Company Trust - 2,512,233 shares (cost $65,163,338)            41,250,859
    Equity-Income Trust - 2,564,579 shares (cost $40,209,958)                     29,697,824
    Equity Index Trust - 4,640,002 shares (cost $74,571,565)                      46,075,220
    Financial Services Trust - 50,317 shares (cost $556,265)                         449,327
    Fundamental Value Trust - 338,917 shares (cost $3,814,989)                     3,134,980
    Global Bond Trust - 216,419 shares (cost $2,623,300)                           2,841,585
    Global Equity Trust - 807,145 shares (cost $9,317,625)                         7,877,740
    Global Equity Select Trust - 2,486 shares (cost $29,032)                          24,193
    Growth Trust - 1,050,554 shares (cost $20,010,618)                            10,127,336
    Growth & Income Trust - 2,279,970 shares (cost $60,889,577)                   36,297,117
    Health Sciences Trust - 104,840 shares (cost $1,283,279)                       1,014,847
    High Grade Bond Trust - 19,976 shares (cost $258,766)                            276,874
    High Yield Trust - 661,554 shares (cost $5,984,514)                            5,391,669
    Income & Value Trust - 1,409,565 shares (cost $14,528,635)                    10,656,309
    International Equity Select Trust - 5,800 shares (cost $65,642)                   56,899
    International Index Trust - 132,971 shares (cost $1,118,951)                     886,916
    International Small Cap Trust - 414,631 shares (cost $4,066,187)               3,860,213
    International Stock Trust - 2,280,272 shares (cost $18,583,616)               16,281,141
    International Value Trust - 516,762 shares (cost $4,573,956)                   4,123,764
    Internet Technologies Trust - 169,215 shares (cost $526,888)                     323,201
    Investment Quality Bond Trust - 2,201,234 shares (cost $25,527,534)           26,612,921
    Large Cap Growth Trust - 1,808,829 shares (cost $22,368,511)                  13,005,482
    Lifestyle Aggressive 1000 Trust - 580,195 shares (cost $6,774,765)             4,397,879
    Lifestyle Balanced 640 Trust - 1,476,438 shares (cost $18,109,963)            14,336,209
    Lifestyle Conservative 280 Trust - 110,543 shares (cost $1,402,750)            1,365,211
    Lifestyle Growth 820 Trust - 2,640,016 shares (cost $32,769,004)              22,888,936
    Lifestyle Moderate 460 Trust - 308,096 shares (cost $3,766,150)                3,327,433

   The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

                Statement of Assets and Contract Owners' Equity

                         September 30, 2002 (Unaudited)

ASSETS (CONTINUED)
Investments at fair value:
  Sub-Accounts:
    Mid Cap Growth Trust - 197,419 shares (cost $1,474,436)                     $  1,308,890
    Mid Cap Index Trust - 225,039 shares (cost $2,827,164)                         2,315,654
    Mid Cap Opportunities Trust - 90,200 shares (cost $849,278)                      634,105
    Mid Cap Stock Trust - 319,535 shares (cost $3,173,837)                         2,476,400
    Mid Cap Value Trust - 406,560 shares (cost $5,162,037)                         4,488,427
    Money Market Trust - 9,969,363 shares (cost $99,693,626)                      99,693,626
    Overseas Trust - 743,735 shares (cost $5,075,952)                              4,841,714
    Pacific Rim Emerging Markets Trust - 1,054,804 shares (cost $7,185,507)        6,202,245
    Quantitative Equity Trust - 2,769,899 shares (cost $62,726,920)               31,493,756
    Quantitative Mid Cap Trust - 49,376 shares (cost $476,119)                       388,094
    Real Estate Securities Trust - 1,655,324 shares (cost $25,833,460)            25,789,950
    Science and Technology Trust - 1,622,687 shares (cost $24,934,866)            10,320,288
    Select Growth Trust - 21,006 shares (cost $190,106)                              165,528
    Small Cap Index Trust - 228,681 shares (cost $2,568,514)                       1,916,348
    Small Company Blend Trust - 387,099 shares (cost $4,004,570)                   2,969,053
    Small Company Value Trust - 624,951 shares (cost $8,685,723)                   7,568,159
    Small-Mid Cap Trust - 8,509 shares (cost $97,324)                                 83,641
    Small-Mid Cap Growth Trust - 12,335 shares (cost $106,670)                        96,093
    Strategic Bond Trust - 629,792 shares (cost $6,685,207)                        6,581,322
    Strategic Growth Trust - 120,553 shares (cost $1,126,656)                        855,928
    Strategic Opportunities Trust - 2,503,003 shares (cost $41,806,357)           18,722,463
    Tactical Allocation Trust - 58,505 shares (cost $622,697)                        417,727
    Telecommunications Trust - 31,455 shares (cost $184,559)                         119,529
    Total Return Trust - 869,970 shares (cost $11,962,709)                        12,231,784
    Total Stock Market Index Trust - 232,373 shares (cost $2,187,837)              1,663,791
    U.S. Government Securities Trust - 1,276,387 shares (cost $17,288,105)        17,946,002
    U.S. Large Cap Value Trust - 1,077,089 shares (cost $13,366,548)               8,961,383
    Utilities Trust - 38,265 shares (cost $310,562)                                  249,489
    Value Trust - 980,652 shares (cost $15,350,074)                               11,140,208
    500 Index Trust - 1,682,987 shares (cost $15,779,313)                         11,797,738
                                                                                ------------
Total assets                                                                    $681,685,415
                                                                                ============

CONTRACT OWNERS' EQUITY
Variable life contracts                                                         $681,685,415
                                                                                ============


See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

   Statements of Operations and Changes in Contract Owners' Equity (Unaudited)


                                                                       SUB-ACCOUNT
                                            ------------------------------------------------------------------
                                                 AGGRESSIVE GROWTH                     ALL CAP GROWTH
                                                        TRUST                               TRUST
                                            ------------------------------------------------------------------
                                            PERIOD ENDED       YEAR ENDED       PERIOD ENDED       YEAR ENDED
                                             SEPT. 30/02       DEC. 31/01        SEPT. 30/02       DEC. 31/01
                                            ------------------------------------------------------------------
Income:
Net investment income during the period     $         --      $         --      $         --      $    998,403
Realized gain (loss) during the period          (751,933)         (276,574)       (2,504,145)         (510,682)
Unrealized appreciation (depreciation)
  during the period                           (1,339,045)       (1,883,802)       (2,236,705)       (5,318,988)
                                            ------------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                  (2,090,978)       (2,160,376)       (4,740,850)       (4,831,267)
                                            ------------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                     1,125,574         2,281,980         1,660,764         3,956,889
  Transfer on terminations                      (402,436)         (523,329)       (1,028,170)       (1,517,045)
  Transfer on policy loans                       (64,579)          (10,538)          (58,111)          (29,837)
  Net interfund transfers                       (482,637)           45,823        (1,385,814)          628,230
                                            ------------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                         175,922         1,793,936          (811,331)        3,038,237
                                            ------------------------------------------------------------------

Total increase (decrease) in assets           (1,915,056)         (366,440)       (5,552,181)       (1,793,030)

Assets beginning of year                       7,037,748         7,404,188        17,159,871        18,952,901
                                            ------------------------------------------------------------------
Assets end of period                        $  5,122,692      $  7,037,748      $ 11,607,690      $ 17,159,871
                                            ==================================================================


* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
        ALL CAP VALUE                                                      BLUE CHIP GROWTH                CAPITAL APPRECIATION
            TRUST                         BALANCED TRUST                        TRUST                             TRUST
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED     PERIOD ENDED     PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED     PERIOD ENDED
 SEPT. 30/02      DEC. 31/01*      SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01*
------------------------------------------------------------------------------------------------------------------------------------

$         19     $         75     $    650,234     $    713,899     $         --     $  2,422,196     $         --     $         --
     (30,838)            (953)      (1,865,936)        (899,745)      (1,229,603)         (52,580)         (29,397)          (3,268)

    (306,905)          27,571       (4,362,037)      (3,301,218)     (10,037,808)      (7,668,299)        (162,890)           1,814
------------------------------------------------------------------------------------------------------------------------------------

    (337,724)          26,693       (5,577,739)      (3,487,064)     (11,267,411)      (5,298,683)        (192,287)          (1,454)
------------------------------------------------------------------------------------------------------------------------------------


     262,187           95,130        2,698,651        3,553,693        4,789,845        9,261,206          229,190          120,978
     (52,864)          (7,785)      (3,488,563)      (3,771,443)      (2,771,792)      (3,366,434)         (54,924)          (6,905)
      (2,586)              --          (83,292)          16,306          (76,596)         (24,895)              --               --
     332,290          312,377       (2,509,342)        (910,650)         247,048          526,751          215,348          187,226
------------------------------------------------------------------------------------------------------------------------------------

     539,027          399,722       (3,382,546)      (1,112,094)       2,188,505        6,396,628          389,614          301,299
------------------------------------------------------------------------------------------------------------------------------------

     201,303          426,415       (8,960,285)      (4,599,158)      (9,078,906)       1,097,945          197,327          299,845

     426,415               --       30,975,672       35,574,830       36,125,334       35,027,389          299,845               --
------------------------------------------------------------------------------------------------------------------------------------
$    627,718     $    426,415     $ 22,015,387     $ 30,975,672     $ 27,046,428     $ 36,125,334     $    497,172     $    299,845
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

   Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)


                                                                     SUB-ACCOUNT
                                           ---------------------------------------------------------------
                                               CAPITAL OPPORTUNITIES
                                                       TRUST                       CORE VALUE TRUST
                                           ---------------------------------------------------------------
                                           PERIOD ENDED     PERIOD ENDED     PERIOD ENDED     PERIOD ENDED
                                            SEPT. 30/02      DEC. 31/01*      SEPT. 30/02     DEC. 31/01**
                                           ---------------------------------------------------------------
Income:
Net investment income during the period    $         --     $         --     $          8     $        123
Realized gain (loss) during the period           (7,416)          (3,137)             160               46
Unrealized appreciation (depreciation)
   during the period                           (136,519)           6,247          (32,081)           2,802
                                           ---------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                  (143,935)           3,110          (31,913)           2,971
                                           ---------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                     59,089          111,183          136,984            2,313
    Transfer on terminations                    (18,057)           2,937          (11,286)            (830)
    Transfer on policy loans                         --               --               --               --
    Net interfund transfers                      72,462          245,907           47,684           45,086
                                           ---------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                      113,494          360,027          173,382           46,569
                                           ---------------------------------------------------------------

Total increase (decrease) in assets             (30,441)         363,137          141,469           49,540

Assets beginning of year                        363,137               --           49,540               --
                                           ---------------------------------------------------------------
Assets end of period                       $    332,696     $    363,137     $    191,009     $     49,540
                                           ===============================================================

 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                                              EMERGING
   DIVERSIFIED BOND TRUST             DYNAMIC GROWTH TRUST               SMALL COMPANY TRUST               EQUITY-INCOME TRUST
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED
 SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01
------------------------------------------------------------------------------------------------------------------------------------

$    526,225     $    228,405     $         --     $      2,669     $         --     $  2,989,181     $  1,349,315     $  3,013,469
     (45,761)         (51,790)        (671,544)        (362,746)        (498,823)         523,643         (320,538)         165,555

      60,653          124,248           80,200         (438,379)     (24,204,387)     (24,618,446)      (8,753,142)      (2,788,075)
------------------------------------------------------------------------------------------------------------------------------------

     541,117          300,863         (591,344)        (798,456)     (24,703,210)     (21,105,622)      (7,724,365)         390,949
------------------------------------------------------------------------------------------------------------------------------------


   1,196,983        1,625,526          347,878          690,350        4,820,009        8,226,969        3,194,459        4,698,752
  (1,248,901)        (338,697)        (103,139)        (127,695)      (5,882,620)      (7,911,365)      (2,162,846)      (2,328,113)
     (78,719)         (18,695)          (9,505)         (28,461)        (310,250)        (330,245)        (223,994)         (50,148)
   5,674,619        1,805,608         (121,104)         759,188       (2,918,372)      (2,344,218)       5,084,584        2,870,548
------------------------------------------------------------------------------------------------------------------------------------

   5,543,982        3,073,742          114,130        1,293,382       (4,291,233)      (2,358,859)       5,892,203        5,191,039
------------------------------------------------------------------------------------------------------------------------------------

   6,085,099        3,374,605         (477,214)         494,926      (28,994,443)     (23,464,481)      (1,832,162)       5,581,988

   6,638,730        3,264,125        1,976,588        1,481,662       70,245,302       93,709,783       31,529,986       25,947,998
------------------------------------------------------------------------------------------------------------------------------------
$ 12,723,829     $  6,638,730     $  1,499,374     $  1,976,588     $ 41,250,859     $ 70,245,302     $ 29,697,824     $ 31,529,986
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

   Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)


                                                                     SUB-ACCOUNT
                                           ---------------------------------------------------------------
                                                                                   FINANCIAL SERVICES
                                                 EQUITY INDEX TRUST                      TRUST
                                           ---------------------------------------------------------------
                                           PERIOD ENDED      YEAR ENDED      PERIOD ENDED     PERIOD ENDED
                                            SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01*
                                           ---------------------------------------------------------------
Income:
Net investment income during the period    $    647,555     $  1,793,940     $         10     $         86
Realized gain (loss) during the period         (965,096)         319,126          (14,294)          (4,404)
Unrealized appreciation (depreciation)
  during the period                         (18,439,571)     (11,632,054)        (114,337)           7,400
                                           ---------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                (18,757,112)      (9,518,988)        (128,621)           3,082
                                           ---------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                    5,825,792       10,090,870           84,118           77,874
  Transfer on terminations                   (5,669,882)      (6,060,140)         (38,696)          (8,872)
  Transfer on policy loans                      805,611         (122,471)            (551)            (746)
  Net interfund transfers                    (1,042,979)      (3,841,934)         218,888          242,851
                                           ---------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                        (81,458)          66,325          263,759          311,107
                                           ---------------------------------------------------------------

Total increase (decrease) in assets         (18,838,570)      (9,452,663)         135,138          314,189

Assets beginning of year                     64,913,790       74,366,453          314,189               --
                                           ---------------------------------------------------------------
Assets end of period                       $ 46,075,220     $ 64,913,790     $    449,327     $    314,189
                                           ===============================================================


 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
      FUNDAMENTAL VALUE                                                                                    GLOBAL EQUITY SELECT
            TRUST                       GLOBAL BOND TRUST                GLOBAL EQUITY TRUST                      TRUST
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED     PERIOD ENDED     PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED     PERIOD ENDED
 SEPT. 30/02      DEC. 31/01*      SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01       SEPT. 30/02     DEC. 31/01**
------------------------------------------------------------------------------------------------------------------------------------

$      2,588     $         --     $         --     $         --     $    127,745     $  1,777,032     $         --     $         --
     (54,658)          (4,158)          28,677           (3,942)      (2,123,954)      (1,809,979)              93               32

    (685,665)           5,656          221,115            1,055         (479,478)      (1,826,021)          (6,256)           1,417
------------------------------------------------------------------------------------------------------------------------------------

    (737,735)           1,498          249,792           (2,887)      (2,475,687)      (1,858,968)          (6,163)           1,449
------------------------------------------------------------------------------------------------------------------------------------


   1,051,853          347,214          140,055          513,599        1,093,961        2,464,096              703               --
    (143,251)         (41,760)        (126,904)         (75,372)        (774,723)      (1,351,234)          (1,884)            (343)
      (1,409)          (2,237)          (2,666)            (121)          (5,426)         (21,958)              --               --
     915,131        1,745,676        1,311,554          100,923         (675,568)         305,763           18,442           11,989
------------------------------------------------------------------------------------------------------------------------------------

   1,822,324        2,048,893        1,322,039          539,029         (361,756)       1,396,667           17,261           11,646
------------------------------------------------------------------------------------------------------------------------------------

   1,084,589        2,050,391        1,571,831          536,142       (2,837,443)        (462,301)          11,098           13,095

   2,050,391               --        1,269,754          733,612       10,715,183       11,177,484           13,095               --
------------------------------------------------------------------------------------------------------------------------------------
$  3,134,980     $  2,050,391     $  2,841,585     $  1,269,754     $  7,877,740     $ 10,715,183     $     24,193     $     13,095
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

   Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)


                                                                    SUB-ACCOUNT
                                           ---------------------------------------------------------------
                                                                                    GROWTH & INCOME
                                                    GROWTH TRUST                         TRUST
                                           ---------------------------------------------------------------
                                           PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED
                                            SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01
                                           ---------------------------------------------------------------
Income:
Net investment income during the period    $         --     $         --     $  1,898,492     $  2,743,694
Realized gain (loss) during the period       (2,142,268)      (1,453,148)          28,726          551,538
Unrealized appreciation (depreciation)
  during the period                          (2,298,137)      (2,298,076)     (17,982,571)      (9,504,160)
                                           ---------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                 (4,440,405)      (3,751,224)     (16,055,353)      (6,208,928)
                                           ---------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                    2,215,001        4,107,592        5,252,792        9,769,331
  Transfer on terminations                   (1,166,183)      (1,766,097)      (3,273,552)      (4,241,463)
  Transfer on policy loans                     (133,611)         (20,212)        (158,388)        (138,888)
  Net interfund transfers                      (908,796)        (491,472)      (1,179,580)          34,361
                                           ---------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                          6,411        1,829,811          641,272        5,423,341
                                           ---------------------------------------------------------------

Total increase (decrease) in assets          (4,433,994)      (1,921,413)     (15,414,081)        (785,587)

Assets beginning of year                     14,561,330       16,482,743       51,711,198       52,496,785
                                           ---------------------------------------------------------------
Assets end of period                       $ 10,127,336     $ 14,561,330     $ 36,297,117     $ 51,711,198
                                           ===============================================================


 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
       HEALTH SCIENCES                   HIGH GRADE BOND                                                     INCOME & VALUE
            TRUST                             TRUST                       HIGH YIELD TRUST                       TRUST
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED     PERIOD ENDED     PERIOD ENDED     PERIOD ENDED     PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED
 SEPT. 30/02      DEC. 31/01*      SEPT. 30/02     DEC. 31/01**      SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01
------------------------------------------------------------------------------------------------------------------------------------

$      2,696     $         --     $         11     $      5,145     $    478,585     $    499,808     $    245,476     $    315,493
     (48,810)            (530)              58               36         (900,925)        (929,040)        (304,199)        (145,567)

    (313,915)          45,481           23,675           (5,568)        (193,863)         126,462       (3,059,256)         (68,156)
------------------------------------------------------------------------------------------------------------------------------------

    (360,029)          44,951           23,744             (387)        (616,203)        (302,770)      (3,117,979)         101,770
------------------------------------------------------------------------------------------------------------------------------------


     182,480          328,733           87,941           85,889        1,052,205        1,141,776        1,624,756        1,711,255
     (63,564)          (7,534)         (32,053)          (3,708)        (359,576)        (337,768)        (933,142)        (688,096)
      (3,464)            (746)              --               --          (49,225)         (16,667)          (8,513)           3,689
     242,010          652,010           38,617           76,831         (807,169)       1,071,298        4,815,635        1,164,672
------------------------------------------------------------------------------------------------------------------------------------

     357,462          972,463           94,505          159,012         (163,765)       1,858,639        5,498,736        2,191,520
------------------------------------------------------------------------------------------------------------------------------------

      (2,567)       1,017,414          118,249          158,625         (779,968)       1,555,869        2,380,757        2,293,290

   1,017,414               --          158,625               --        6,171,637        4,615,768        8,275,552        5,982,262
------------------------------------------------------------------------------------------------------------------------------------
$  1,014,847     $  1,017,414     $    276,874     $    158,625     $  5,391,669     $  6,171,637     $ 10,656,309     $  8,275,552
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

   Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)


                                                                    SUB-ACCOUNT
                                           ---------------------------------------------------------------
                                               INTERNATIONAL EQUITY               INTERNATIONAL INDEX
                                                   SELECT TRUST                          TRUST
                                           ---------------------------------------------------------------
                                           PERIOD ENDED     PERIOD ENDED     PERIOD ENDED      YEAR ENDED
                                            SEPT. 30/02     DEC. 31/01**      SEPT. 30/02      DEC. 31/01
                                           ---------------------------------------------------------------
Income:
Net investment income during the period    $         --     $         --     $         13     $      8,893
Realized gain (loss) during the period              (23)              --          (83,489)         (29,221)
Unrealized appreciation (depreciation)
  during the period                              (8,961)             218         (150,906)         (74,519)
                                           ---------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                     (8,984)             218         (234,382)         (94,847)
                                           ---------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                       25,957            1,388          225,632          494,384
  Transfer on terminations                       (5,135)             (91)         (85,096)         (40,269)
  Transfer on policy loans                           --               --              484           (2,092)
  Net interfund transfers                        33,414           10,132          204,305          259,859
                                           ---------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                         54,236           11,429          345,325          711,882
                                           ---------------------------------------------------------------

Total increase (decrease) in assets              45,252           11,647          110,943          617,035

Assets beginning of year                         11,647               --          775,973          158,938
                                           ---------------------------------------------------------------
Assets end of period                       $     56,899     $     11,647     $    886,916     $    775,973
                                           ===============================================================


** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
     INTERNATIONAL SMALL              INTERNATIONAL STOCK                INTERNATIONAL VALUE              INTERNET TECHNOLOGIES
          CAP TRUST                           TRUST                             TRUST                             TRUST
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED
 SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01
------------------------------------------------------------------------------------------------------------------------------------

$         --     $         --     $     89,227     $  1,090,518     $     40,048     $     54,398     $         --     $         --
    (553,030)      (3,288,079)      (5,346,115)      (7,216,325)        (728,897)        (210,611)        (652,178)        (208,650)

    (216,867)       1,314,459          (18,052)         365,926         (517,943)          34,326          301,775          (88,889)
------------------------------------------------------------------------------------------------------------------------------------

    (769,897)      (1,973,620)      (5,274,940)      (5,759,881)      (1,206,792)        (121,887)        (350,403)        (297,539)
------------------------------------------------------------------------------------------------------------------------------------


     587,632        1,084,447        2,397,948        3,898,723          971,824          950,753          110,626          546,771
    (284,207)        (413,237)      (1,883,786)      (2,219,458)        (207,946)        (169,012)         (37,973)         (79,753)
     (39,708)         (14,848)         (14,266)           1,343          (38,823)             577           (1,967)         (24,220)
     (96,786)        (844,387)      (1,244,656)        (282,829)       1,329,348        1,002,770         (225,201)          38,743
------------------------------------------------------------------------------------------------------------------------------------

     166,931         (188,025)        (744,760)       1,397,779        2,054,403        1,785,088         (154,515)         481,541
------------------------------------------------------------------------------------------------------------------------------------

    (602,966)      (2,161,645)      (6,019,700)      (4,362,102)         847,611        1,663,201         (504,918)         184,002

   4,463,179        6,624,824       22,300,841       26,662,943        3,276,153        1,612,952          828,119          644,117
------------------------------------------------------------------------------------------------------------------------------------
$  3,860,213     $  4,463,179     $ 16,281,141     $ 22,300,841     $  4,123,764     $  3,276,153     $    323,201     $    828,119
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

   Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)


                                                                    SUB-ACCOUNT
                                           ---------------------------------------------------------------
                                             INVESTMENT QUALITY BOND              LARGE CAP GROWTH
                                                      TRUST                             TRUST
                                           ---------------------------------------------------------------
                                           PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED
                                            SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01
                                           ---------------------------------------------------------------
Income:
Net investment income during the period    $  1,353,592     $  1,683,400     $     46,916     $    543,947
Realized gain (loss) during the period           78,672          (24,658)        (852,113)        (336,972)
Unrealized appreciation (depreciation)
  during the period                             526,177          313,096       (3,927,191)      (2,863,856)
                                           ---------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                  1,958,441        1,971,838       (4,732,388)      (2,656,881)
                                           ---------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                    1,979,220        3,770,528        2,824,107        4,635,266
  Transfer on terminations                   (3,657,104)      (3,002,758)      (1,605,614)      (1,385,959)
  Transfer on policy loans                     (250,595)          81,759         (106,110)         (28,148)
  Net interfund transfers                    (3,071,476)         266,094        1,526,283        1,438,904
                                           ---------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                     (4,999,955)       1,115,623        2,638,666        4,660,063
                                           ---------------------------------------------------------------

Total increase (decrease) in assets          (3,041,514)       3,087,461       (2,093,722)       2,003,182

Assets beginning of year                     29,654,435       26,566,974       15,099,204       13,096,022
                                           ---------------------------------------------------------------
Assets end of period                       $ 26,612,921     $ 29,654,435     $ 13,005,482     $ 15,099,204
                                           ===============================================================



See accompanying notes.

                                                             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
  LIFESTYLE AGGRESSIVE 1000          LIFESTYLE BALANCED 640          LIFESTYLE CONSERVATIVE 280           LIFESTYLE GROWTH 820
           TRUST                             TRUST                             TRUST                             TRUST
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED
 SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01
------------------------------------------------------------------------------------------------------------------------------------

$     38,112     $    388,350     $    488,704     $    840,004     $     22,043     $      7,507     $    548,227     $  2,133,146
    (265,813)        (133,768)        (313,968)         (20,180)          (4,053)          (2,326)        (927,188)        (779,392)

  (1,285,172)        (953,443)      (2,614,631)      (1,277,862)         (41,681)           3,395       (5,925,318)      (3,528,898)
------------------------------------------------------------------------------------------------------------------------------------

  (1,512,873)        (698,861)      (2,439,895)        (458,038)         (23,691)           8,576       (6,304,279)      (2,175,144)
------------------------------------------------------------------------------------------------------------------------------------


   1,184,223        1,704,419        3,187,992        4,382,335          717,521          374,546        4,522,774        7,605,366
    (421,787)        (497,645)      (1,175,319)      (1,205,129)         (95,154)         (27,728)      (1,816,336)      (4,069,271)
         405          (10,477)        (121,423)         (34,338)          (7,864)              --          (45,237)         256,322
    (163,248)         162,573          879,878        1,404,753          323,810         (127,414)         570,742          522,569
------------------------------------------------------------------------------------------------------------------------------------

     599,593        1,358,870        2,771,128        4,547,621          938,313          219,404        3,231,943        4,314,986
------------------------------------------------------------------------------------------------------------------------------------

    (913,280)         660,009          331,233        4,089,583          914,622          227,980       (3,072,336)       2,139,842

   5,311,159        4,651,150       14,004,976        9,915,393          450,589          222,609       25,961,272       23,821,430
------------------------------------------------------------------------------------------------------------------------------------
$  4,397,879     $  5,311,159     $ 14,336,209     $ 14,004,976     $  1,365,211     $    450,589     $ 22,888,936     $ 25,961,272
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

  Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)


                                                                    SUB-ACCOUNT
                                           ---------------------------------------------------------------
                                              LIFESTYLE MODERATE 460                 MID CAP GROWTH
                                                      TRUST                              TRUST
                                           ---------------------------------------------------------------
                                           PERIOD ENDED      YEAR ENDED      PERIOD ENDED     PERIOD ENDED
                                            SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01*
                                           ---------------------------------------------------------------
Income:
Net investment income during the period    $     96,600     $    110,107     $         --     $         --
Realized gain (loss) during the period          (24,164)         (36,040)        (263,296)          (7,118)
Unrealized appreciation (depreciation)
  during the period                            (306,828)         (89,626)        (161,882)          (3,663)
                                           ---------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                   (234,392)         (15,559)        (425,178)         (10,781)
                                           ---------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                      423,040          828,356          261,984          141,446
  Transfer on terminations                     (155,881)        (146,711)         (58,183)         (10,451)
  Transfer on policy loans                      (51,353)          68,632             (885)          (1,491)
  Net interfund transfers                       929,055           91,509          978,937          433,492
                                           ---------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                      1,144,861          841,786        1,181,853          562,996
                                           ---------------------------------------------------------------

Total increase (decrease) in assets             910,469          826,227          756,675          552,215

Assets beginning of year                      2,416,964        1,590,737          552,215               --
                                           ---------------------------------------------------------------
Assets end of period                       $  3,327,433     $  2,416,964     $  1,308,890     $    552,215
                                           ===============================================================


 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.


See accompanying notes.

                                                             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
       MID CAP INDEX                  MID CAP OPPORTUNITIES                MID CAP STOCK                      MID CAP VALUE
           TRUST                             TRUST                             TRUST                             TRUST
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED      YEAR ENDED      PERIOD ENDED     PERIOD ENDED     PERIOD ENDED      YEAR ENDED      PERIOD ENDED     PERIOD ENDED
 SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01*      SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01*
------------------------------------------------------------------------------------------------------------------------------------

$        141     $     15,781     $         --     $         --     $         --     $         --     $         --     $      3,568
     (82,531)         (80,613)         (33,245)          (1,753)        (213,100)        (182,164)          (7,005)            (203)

    (544,646)          38,888         (267,233)          52,061         (740,731)         118,888         (749,035)          75,425
------------------------------------------------------------------------------------------------------------------------------------

    (627,036)         (25,944)        (300,478)          50,308         (953,831)         (63,276)        (756,040)          78,790
------------------------------------------------------------------------------------------------------------------------------------


     459,763          563,684          188,309           62,205          506,737        1,002,409        1,024,683          258,014
    (204,401)         (70,740)         (34,040)          (6,427)        (213,592)        (187,920)        (192,067)         (26,156)
     (15,660)          (4,490)          (2,588)              --             (926)         (10,150)          (3,138)              --
     202,447        1,487,325          194,110          482,706         (417,075)       1,070,600        2,709,194        1,395,147
------------------------------------------------------------------------------------------------------------------------------------

     442,149        1,975,779          345,791          538,484         (124,856)       1,874,939        3,538,672        1,627,005
------------------------------------------------------------------------------------------------------------------------------------

    (184,887)       1,949,835           45,313          588,792       (1,078,687)       1,811,663        2,782,632        1,705,795

   2,500,541          550,706          588,792               --        3,555,087        1,743,424        1,705,795               --
------------------------------------------------------------------------------------------------------------------------------------
$  2,315,654     $  2,500,541     $    634,105     $    588,792     $  2,476,400     $  3,555,087     $  4,488,427     $  1,705,795
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

   Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)


                                                                     SUB-ACCOUNT
                                           ---------------------------------------------------------------
                                                   MONEY MARKET
                                                       TRUST                         OVERSEAS TRUST
                                           ---------------------------------------------------------------
                                           PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED
                                            SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01
                                           ---------------------------------------------------------------
Income:
Net investment income during the period    $    799,754     $  2,437,207     $     37,812     $    592,006
Realized gain (loss) during the period               --               --       (1,030,699)      (2,314,964)
Unrealized appreciation (depreciation)
  during the period                                  --               --         (270,999)         310,847
                                           ---------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                    799,754        2,437,207       (1,263,886)      (1,412,111)
                                           ---------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                   54,516,657       65,123,257          714,412        1,448,316
  Transfer on terminations                   (8,632,825)     (10,140,660)        (378,912)        (455,736)
  Transfer on policy loans                   (2,947,854)      (3,343,393)         (40,616)         (34,360)
  Net interfund transfers                   (27,997,928)     (34,019,575)        (510,906)        (150,626)
                                           ---------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                     14,938,050       17,619,629         (216,022)         807,594
                                           ---------------------------------------------------------------

Total increase (decrease) in assets          15,737,804       20,056,836       (1,479,908)        (604,517)

Assets beginning of year                     83,955,822       63,898,986        6,321,622        6,926,139
                                           ---------------------------------------------------------------
Assets end of period                       $ 99,693,626     $ 83,955,822     $  4,841,714     $  6,321,622
                                           ===============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.


See accompanying notes.

                                                             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
        PACIFIC RIM                   QUANTITATIVE EQUITY               QUANTITATIVE MID CAP             REAL ESTATE SECURITIES
   EMERGING MARKETS TRUST                    TRUST                             TRUST                              TRUST
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED     PERIOD ENDED     PERIOD ENDED      YEAR ENDED
 SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01*      SEPT. 30/02      DEC. 31/01
------------------------------------------------------------------------------------------------------------------------------------

$      9,477     $     32,951     $    122,979     $  8,592,412     $         --     $         --     $    838,368     $    746,285
    (391,400)      (2,930,761)      (1,449,419)         160,429             (596)            (395)        (184,181)        (395,929)

    (432,181)       1,175,536      (15,470,065)     (24,331,381)         (98,743)          10,718          126,036          290,049
------------------------------------------------------------------------------------------------------------------------------------

    (814,104)      (1,722,274)     (16,796,505)     (15,578,540)         (99,339)          10,323          780,223          640,405
------------------------------------------------------------------------------------------------------------------------------------


     703,541        1,289,621        3,700,848        8,102,224           90,506          163,892        2,227,546        2,755,868
    (525,390)        (685,431)      (4,031,152)      (5,795,856)         (24,110)            (800)      (2,026,765)      (3,131,725)
     (12,052)         (12,847)        (216,006)        (608,974)          (2,586)              --         (209,510)        (157,802)
    (750,054)        (518,291)      (3,520,221)        (298,597)         189,669           60,539        1,316,550           99,125
------------------------------------------------------------------------------------------------------------------------------------

    (583,955)          73,052       (4,066,531)       1,398,797          253,479          223,631        1,307,821         (434,534)
------------------------------------------------------------------------------------------------------------------------------------

  (1,398,059)      (1,649,222)     (20,863,036)     (14,179,743)         154,140          233,954        2,088,044          205,871

   7,600,304        9,249,526       52,356,792       66,536,535          233,954               --       23,701,906       23,496,035
------------------------------------------------------------------------------------------------------------------------------------
$  6,202,245     $  7,600,304     $ 31,493,756     $ 52,356,792     $    388,094     $    233,954     $ 25,789,950     $ 23,701,906
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

   Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)


                                                                    SUB-ACCOUNT
                                           ---------------------------------------------------------------
                                              SCIENCE AND TECHNOLOGY
                                                      TRUST                       SELECT GROWTH TRUST
                                           ---------------------------------------------------------------
                                           PERIOD ENDED      YEAR ENDED      PERIOD ENDED     PERIOD ENDED
                                            SEPT. 30/02      DEC. 31/01       SEPT. 30/02     DEC. 31/01**
                                           ---------------------------------------------------------------
Income:
Net investment income during the period    $         --     $  1,203,870     $          1     $         --
Realized gain (loss) during the period      (14,961,607)      (8,654,548)             (56)              34
Unrealized appreciation (depreciation)
  during the period                           4,139,977       (5,654,641)         (26,906)           2,328
                                           ---------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                (10,821,630)     (13,105,319)         (26,961)           2,362
                                           ---------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                    3,294,131        6,810,840          135,290               --
  Transfer on terminations                   (1,456,971)      (2,006,086)          (7,999)            (365)
  Transfer on policy loans                      (33,803)        (163,297)              --               --
  Net interfund transfers                    (2,292,480)         798,743           34,326           28,875
                                           ---------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                       (489,123)       5,440,200          161,617           28,510
                                           ---------------------------------------------------------------

Total increase (decrease) in assets         (11,310,753)      (7,665,119)         134,656           30,872

Assets beginning of year                     21,631,041       29,296,160           30,872               --
                                           ---------------------------------------------------------------
Assets end of period                       $ 10,320,288     $ 21,631,041     $    165,528     $     30,872
                                           ===============================================================

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

See accompanying notes.

                                                             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                      SMALL COMPANY BLEND               SMALL COMPANY VALUE
    SMALL CAP INDEX TRUST                    TRUST                             TRUST                       SMALL-MID CAP TRUST
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED     PERIOD ENDED
 SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01       SEPT. 30/02     DEC. 31/01**
------------------------------------------------------------------------------------------------------------------------------------

$         --     $     37,973     $      7,477     $     11,383     $     51,112     $      7,567     $         --     $          1
     (28,264)        (108,835)        (110,589)        (642,184)         153,207           24,674              420               18

    (646,426)           4,431       (1,205,942)         732,967       (1,476,980)         211,763          (15,479)           1,796
------------------------------------------------------------------------------------------------------------------------------------

    (674,690)         (66,431)      (1,309,054)         102,166       (1,272,661)         244,004          (15,059)           1,815
------------------------------------------------------------------------------------------------------------------------------------


     385,946          695,528          508,909          953,171        1,319,842        1,403,524           30,665              925
    (153,639)         (58,515)        (334,514)        (213,793)        (558,163)        (454,034)          (6,904)            (399)
     (12,542)          (2,104)          (4,736)          (3,343)         (12,166)         (89,164)              --               --
     (34,900)       1,682,151          117,532        1,358,981        2,210,676        1,656,901           52,166           20,432
------------------------------------------------------------------------------------------------------------------------------------

     184,865        2,317,060          287,191        2,095,016        2,960,189        2,517,227           75,927           20,958
------------------------------------------------------------------------------------------------------------------------------------

    (489,825)       2,250,629       (1,021,863)       2,197,182        1,687,528        2,761,231           60,868           22,773

   2,406,173          155,544        3,990,916        1,793,734        5,880,631        3,119,400           22,773               --
------------------------------------------------------------------------------------------------------------------------------------
$  1,916,348     $  2,406,173     $  2,969,053     $  3,990,916     $  7,568,159     $  5,880,631     $     83,641     $     22,773
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

   Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)


                                                                     SUB-ACCOUNT
                                           --------------------------------------------------------------
                                               SMALL-MID CAP GROWTH
                                                      TRUST                     STRATEGIC BOND TRUST
                                           --------------------------------------------------------------
                                           PERIOD ENDED     PERIOD ENDED    PERIOD ENDED      YEAR ENDED
                                            SEPT. 30/02     DEC. 31/01**     SEPT. 30/02      DEC. 31/01
                                           --------------------------------------------------------------
Income:
Net investment income during the period    $         --     $         --    $    439,180     $    394,888
Realized gain (loss) during the period             (585)              --        (107,544)         (81,265)
Unrealized appreciation (depreciation)
  during the period                             (10,632)              55         (57,916)          15,518
                                           --------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                    (11,217)              55         273,720          329,141
                                           --------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                       69,102               --         594,660        1,083,745
  Transfer on terminations                       (3,258)              --        (547,483)        (553,860)
  Transfer on policy loans                           --               --         (80,202)         (21,625)
  Net interfund transfers                        34,656            6,755         449,841          100,755
                                           --------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                        100,500            6,755         416,816          609,015
                                           --------------------------------------------------------------

Total increase (decrease) in assets              89,283            6,810         690,536          938,156

Assets beginning of year                          6,810               --       5,890,786        4,952,630
                                           --------------------------------------------------------------
Assets end of period                       $     96,093     $      6,810    $  6,581,322     $  5,890,786
                                           ==============================================================

 * Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.
** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.


See accompanying notes.

                                                             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                     STRATEGIC OPPORTUNITIES            TACTICAL ALLOCATION               TELECOMMUNICATIONS
    STRATEGIC GROWTH TRUST                   TRUST                             TRUST                             TRUST
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED     PERIOD ENDED     PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED     PERIOD ENDED
 SEPT. 30/02      DEC. 31/01*      SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01*
------------------------------------------------------------------------------------------------------------------------------------

$         --     $         --     $         --     $  4,829,644     $         12     $      3,024     $         --     $         --
     (59,925)          (6,143)      (2,557,244)        (939,512)         (47,008)          (7,137)         (23,687)            (773)

    (269,678)          (1,050)     (10,366,045)      (9,296,726)        (126,973)         (53,200)         (64,227)            (802)
------------------------------------------------------------------------------------------------------------------------------------

    (329,603)          (7,193)     (12,923,289)      (5,406,594)        (173,969)         (57,313)         (87,914)          (1,575)
------------------------------------------------------------------------------------------------------------------------------------


     347,125          132,161        3,065,583        6,338,370          105,951          168,737           75,947           10,085
     (65,596)         (15,101)      (2,178,618)      (3,388,636)         (35,407)         (42,733)         (13,219)          (1,870)
        (107)              --           29,167         (108,983)            (114)          (5,586)          (2,556)              --
     263,486          530,756         (530,253)         (32,555)          68,000           72,993           83,668           56,963
------------------------------------------------------------------------------------------------------------------------------------

     544,908          647,816          385,879        2,808,196          138,430          193,411          143,840           65,178
------------------------------------------------------------------------------------------------------------------------------------

     215,305          640,623      (12,537,410)      (2,598,398)         (35,539)         136,098           55,926           63,603

     640,623               --       31,259,873       33,858,271          453,266          317,168           63,603               --
------------------------------------------------------------------------------------------------------------------------------------
$    855,928     $    640,623     $ 18,722,463     $ 31,259,873     $    417,727     $    453,266     $    119,529     $     63,603
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

   Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)


                                                                    SUB-ACCOUNT
                                           ---------------------------------------------------------------
                                                                                  TOTAL STOCK MARKET
                                                TOTAL RETURN TRUST                    INDEX TRUST
                                           ---------------------------------------------------------------
                                           PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED
                                            SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01
                                           ---------------------------------------------------------------
Income:
Net investment income during the period    $    417,872     $    151,288     $         --     $     17,140
Realized gain (loss) during the period            7,208          268,978         (192,540)        (100,210)
Unrealized appreciation (depreciation)
  during the period                             204,254          (81,071)        (466,378)         (34,713)
                                           ---------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                    629,334          339,195         (658,918)        (117,783)
                                           ---------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                    1,534,348        1,878,907          395,318          871,757
  Transfer on terminations                     (782,764)        (306,084)        (127,227)        (125,929)
  Transfer on policy loans                      (56,436)            (732)         (43,070)         (11,062)
  Net interfund transfers                     3,682,500        2,952,686         (171,661)       1,358,533
                                           ---------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                      4,377,648        4,524,777           53,360        2,093,299
                                           ---------------------------------------------------------------

Total increase (decrease) in assets           5,006,982        4,863,972         (605,558)       1,975,516

Assets beginning of year                      7,224,802        2,360,830        2,269,349          293,833
                                           ---------------------------------------------------------------
Assets end of period                       $ 12,231,784     $  7,224,802     $  1,663,791     $  2,269,349
                                           ===============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.


See accompanying notes.

                                                             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
       U.S. GOVERNMENT               U.S. LARGE CAP VALUE
       SECURITIES TRUST                      TRUST                         UTILITIES TRUST                     VALUE TRUST
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED     PERIOD ENDED     PERIOD ENDED      YEAR ENDED
 SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01       SEPT. 30/02      DEC. 31/01*      SEPT. 30/02      DEC. 31/01
------------------------------------------------------------------------------------------------------------------------------------

$    406,738     $    358,458     $     31,099     $     93,316     $         13     $        466     $    275,944     $    393,971
      34,084            6,248         (147,272)          22,912          (25,655)          (1,344)         240,109          245,518

     457,722           76,680       (4,227,240)        (309,297)         (46,015)         (15,058)      (5,226,982)        (370,126)
------------------------------------------------------------------------------------------------------------------------------------

     898,544          441,386       (4,343,413)        (193,069)         (71,657)         (15,936)      (4,710,929)         269,363
------------------------------------------------------------------------------------------------------------------------------------


   1,496,149        2,243,613        2,141,833        3,065,164           69,956           41,489        1,638,656        3,138,784
    (890,182)        (522,634)      (1,215,395)        (705,239)         (15,328)          (3,751)        (994,252)      (1,041,187)
    (114,885)         (29,512)         (60,938)          (5,200)          (2,595)              --          (30,142)        (100,503)
   8,032,868        1,043,244        1,101,498        1,630,192          175,992           71,319          783,114        3,077,899
------------------------------------------------------------------------------------------------------------------------------------

   8,523,950        2,734,711        1,966,998        3,984,917          228,025          109,057        1,397,376        5,074,993
------------------------------------------------------------------------------------------------------------------------------------

   9,422,494        3,176,097       (2,376,415)       3,791,848          156,368           93,121       (3,313,553)       5,344,356

   8,523,508        5,347,411       11,337,798        7,545,950           93,121               --       14,453,761        9,109,405
------------------------------------------------------------------------------------------------------------------------------------
$ 17,946,002     $  8,523,508     $  8,961,383     $ 11,337,798     $    249,489     $     93,121     $ 11,140,208     $ 14,453,761
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

   Statements of Operations and Changes in Contract Owners' Equity (Unaudited)
                                   (continued)


                                                      SUB-ACCOUNT
                                           -------------------------------------
                                                    500 INDEX TRUST                            TOTAL
                                           ------------------------------------------------------------------------
                                            PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                             SEPT. 30/02        DEC. 31/01         SEPT. 30/02        DEC. 31/01
                                           ------------------------------------------------------------------------
Income:
Net investment income during the period    $          294     $      102,526     $   12,090,714     $   44,389,613
Realized gain (loss) during the period         (1,144,185)          (372,741)       (46,751,388)       (33,338,270)
Unrealized appreciation (depreciation)
  during the period                            (3,267,989)          (439,691)      (150,253,857)      (115,320,231)
                                           ------------------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                   (4,411,880)          (709,906)      (184,914,531)      (104,268,888)
                                           ------------------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                      2,731,727          6,226,392        142,627,890        211,514,608
  Transfer on terminations                     (1,090,337)          (643,218)       (68,039,039)       (78,331,448)
  Transfer on policy loans                       (109,164)            (7,178)        (5,127,841)        (5,224,156)
  Net interfund transfers                       1,170,618          3,290,126         (4,175,211)        (1,064,286)
                                           ------------------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                        2,702,844          8,866,122         65,285,799        126,894,718
                                           ------------------------------------------------------------------------

Total increase (decrease) in assets            (1,709,036)         8,156,216       (119,628,732)        22,625,830

Assets beginning of year                       13,506,774          5,350,558        801,314,147        778,688,317
                                           ------------------------------------------------------------------------
Assets end of period                       $   11,797,738     $   13,506,774     $  681,685,415     $  801,314,147
                                           ========================================================================



See accompanying notes

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

                          Notes to Financial Statements

                         September 30, 2002 (Unaudited)

1. ORGANIZATION

The Manufacturers Life Insurance Company (U.S.A.) Separate Account A (the "Account") is a separate account administered and sponsored by The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA" or the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and has sixty-seven investment sub-accounts. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust (the "Trust") portfolio. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals exclusively with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Account was established by The Manufacturers Life Insurance Company of America ("MLA"), a life insurance company organized in 1983 under Michigan Law. Effective January 1, 2002, MLA transferred all of its variable business to ManUSA via an assumption reinsurance agreement and as a result, products originally sold and administered under the name of MLA are now offered and administered under the name of ManUSA. Accordingly and effective January 1, 2002, the Account changed its name to The Manufacturers Life Insurance Company (U.S.A.) Separate Account A from The Manufacturers Life Insurance Company of America Separate Account Three.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. Both the Company and MLA are indirect, wholly owned subsidiaries of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

1. ORGANIZATION (CONTINUED)

As the result of portfolio changes, the following sub-account of the Account has been renamed as follows:

      PREVIOUS NAME                  NEW NAME                  EFFECTIVE DATE
      -------------                  --------                  --------------
   Mid Cap Blend Trust     Strategic Opportunities Trust         May 1, 2001

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of the Company:

                                                   COMMENCEMENT OF
                                                  OPERATIONS OF THE
                                                     SUB-ACCOUNTS
                                                  -----------------
         All Cap Value Trust                         May 1, 2001
         Capital Appreciation Trust                  May 1, 2001
         Capital Opportunities Trust                 May 1, 2001
         Core Value Trust                           July 16, 2001
         Financial Services Trust                    May 1, 2001
         Fundamental Value Trust                     May 1, 2001
         Global Equity Select Trust                 July 16, 2001
         Health Sciences Trust                       May 1, 2001
         High Grade Bond Trust                      July 16, 2001
         International Equity Select Trust          July 16, 2001
         Mid Cap Growth Trust                        May 1, 2001
         Mid Cap Opportunities Trust                 May 1, 2001
         Mid Cap Value Trust                         May 1, 2001
         Quantitative Mid Cap Trust                  May 1, 2001
         Select Growth Trust                        July 16, 2001
         Small-Mid Cap Trust                        July 16, 2001
         Small-Mid Cap Growth Trust                 July 16, 2001
         Strategic Growth Trust                      May 1, 2001
         Telecommunications Trust                    May 1, 2001
         Utilities Trust                             May 1, 2001

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

2. SIGNIFICANT ACCOUNTING POLICIES

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are stated at fair value and are calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates.


3. CONTRACT CHARGES

The Company deducts certain charges from gross premium before placing the remaining net premiums in the sub-account. In the event of a surrender, surrender charges may be made by the Company to cover sales expenses and administrative expenses associated with underwriting the policy issue. Each month a deduction consisting of an administrative charge, a charge for cost of insurance, a charge for mortality and expense risk, and charges for supplementary benefits is deducted from the policy value.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

4. PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the nine month period ended September 30, 2002 were as follows:

                                                  PURCHASES         SALES
                                                ----------------------------
        SUB-ACCOUNTS:
          Aggressive Growth Trust               $  1,004,371    $    828,449
          All Cap Growth Trust                     1,911,860       2,723,191
          All Cap Value Trust                        722,876         183,830
          Balanced Trust                           2,142,160       4,874,471
          Blue Chip Growth Trust                   5,136,080       2,947,575
          Capital Appreciation Trust                 479,309          89,694
          Capital Opportunities Trust                139,470          25,976
          Core Value Trust                           181,166           7,776
          Diversified Bond Trust                   7,199,583       1,129,376
          Dynamic Growth Trust                       476,405         362,274
          Emerging Small Company Trust             1,960,303       6,251,536
          Equity-Income Trust                     10,137,222       2,895,705
          Equity Index Trust                       5,686,282       5,120,185
          Financial Services Trust                   359,897          96,128
          Fundamental Value Trust                  2,221,278         396,366
          Global Bond Trust                        1,851,625         529,587
          Global Equity Trust                     10,345,553      10,579,566
          Global Equity Select Trust                  19,066           1,805
          Growth Trust                             2,316,341       2,309,931
          Growth & Income Trust                    5,733,612       3,193,849
          Health Sciences Trust                      628,396         268,240
          High Grade Bond Trust                      121,078          26,562
          High Yield Trust                         4,599,287       4,284,467
          Income & Value Trust                     6,460,579         716,367
          International Equity Select Trust           58,065           3,830
          International Index Trust                  858,135         512,796
          International Small Cap Trust           35,084,576      34,917,647
          International Stock Trust               37,256,718      37,912,250
          International Value Trust               29,855,337      27,760,886
          Internet Technologies Trust                147,450         301,964
          Investment Quality Bond Trust            6,073,644       9,720,007
          Large Cap Growth Trust                   3,930,506       1,244,924
          Lifestyle Aggressive 1000 Trust          1,199,679         561,974
          Lifestyle Balanced 640 Trust             4,729,794       1,469,962
          Lifestyle Conservative 280 Trust         1,136,459         176,102
          Lifestyle Growth 820 Trust               6,637,971       2,857,802
          Lifestyle Moderate 460 Trust             1,387,676         146,215
          Mid Cap Growth Trust                     1,783,934         602,080
          Mid Cap Index Trust                      1,885,232       1,442,943
          Mid Cap Opportunities Trust                813,561         467,769
          Mid Cap Stock Trust                        738,209         863,064
          Mid Cap Value Trust                      3,691,706         153,035
          Money Market Trust                     186,246,204     170,508,400
          Overseas Trust                          42,046,475      42,224,685
          Pacific Rim Emerging Markets Trust       5,957,415       6,531,894
          Quantitative Equity Trust                2,496,323       6,439,877
          Quantitative Mid Cap Trust                 283,043          29,564

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

4. PURCHASES AND SALES (CONTINUED)

                                                  PURCHASES         SALES
                                                ----------------------------
        SUB-ACCOUNTS:
         Real Estate Securities Trust           $  4,900,220    $  2,754,031
         Science and Technology Trust              6,413,976       6,903,099
         Select Growth Trust                         166,874           5,256
         Small Cap Index Trust                     1,902,921       1,718,056
         Small Company Blend Trust                 2,217,080       1,922,412
         Small Company Value Trust                 4,569,688       1,558,387
         Small-Mid Cap Trust                          81,247           5,320
         Small-Mid Cap Growth Trust                  103,126           2,626
         Strategic Bond Trust                      1,939,735       1,083,739
         Strategic Growth Trust                      810,500         265,592
         Strategic Opportunities Trust             2,725,482       2,339,604
         Tactical Allocation Trust                   261,873         123,431
         Telecommunications Trust                    205,593          61,753
         Total Return Trust                        5,834,496       1,038,975
         Total Stock Market Index Trust              990,216         936,856
         U.S. Government Securities Trust          9,922,870         992,181
         U.S. Large Cap Value Trust                2,943,587         945,490
         Utilities Trust                             320,958          92,921
         Value Trust                               3,510,352       1,837,032
         500 Index Trust                           6,078,136       3,374,997
                                                ------------    ------------
                                                $502,030,841    $424,654,334
                                                ============    ============


5. FINANCIAL HIGHLIGHTS

                                                                        FOR THE PERIOD ENDED
                                        AT SEPTEMBER 30, 2002            SEPTEMBER 30, 2002
                                        ----------------------------------------------------------
                                                                             INVESTMENT
                                                       UNIT         NET        INCOME      TOTAL
                                           UNITS       VALUE      ASSETS       RATIO*     RETURN**
                                        ----------------------------------------------------------
SUB-ACCOUNTS:
  Aggressive Growth Trust                  468,700    $10.93   $ 5,122,692        --      -28.90%
  All Cap Growth Trust                     839,059     13.83    11,607,690        --      -28.20%
  All Cap Value Trust                       79,242      7.92       627,718        --      -37.19%
  Balanced Trust                         1,137,544     19.35    22,015,387      2.43%     -19.41%
  Blue Chip Growth Trust                 1,877,829     14.40    27,046,428        --      -29.56%
  Capital Appreciation Trust                66,597      7.47       497,172        --      -32.74%
  Capital Opportunities Trust               46,466      7.16       332,696        --      -33.08%
  Core Value Trust                          21,192      9.01       191,009      0.01%     -24.25%
  Diversified Bond Trust                   786,740     16.17    12,723,829      4.81%       4.74%
  Dynamic Growth Trust                     444,117      3.38     1,499,374        --      -29.20%
  Emerging Small Company Trust           1,175,161     35.10    41,250,859        --      -36.99%
  Equity-Income Trust                    1,959,731     15.15    29,697,824      1.27%     -20.43%
  Equity Index Trust                     3,398,631     13.56    46,075,220      1.08%     -28.36%
  Financial Services Trust                  50,302      8.93       449,327        --      -23.21%
  Fundamental Value Trust                  338,600      9.26     3,134,980      0.09%     -21.07%
  Global Bond Trust                        183,153     15.51     2,841,585        --       14.37%
  Global Equity Trust                      648,873     12.14     7,877,740      1.29%     -24.01%
  Global Equity Select Trust                 2,486      9.73        24,193        --      -20.25%
  Growth Trust                           1,006,691     10.06    10,127,336        --      -30.90%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                        FOR THE PERIOD ENDED
                                        AT SEPTEMBER 30, 2002            SEPTEMBER 30, 2002
                                        ----------------------------------------------------------
                                                                             INVESTMENT
                                                       UNIT         NET        INCOME      TOTAL
                                           UNITS       VALUE      ASSETS       RATIO*     RETURN**
                                        ----------------------------------------------------------
SUB-ACCOUNTS:
  Growth & Income Trust                  2,711,621    $13.39   $36,297,117      0.58      -30.77%
  Health Sciences Trust                    104,607      9.70     1,014,847        --      -28.35%
  High Grade Bond Trust                     19,324     14.33       276,874      0.01%      11.06%
  High Yield Trust                         455,343     11.84     5,391,669      8.04%     -10.50%
  Income & Value Trust                     852,702     12.50    10,656,309      2.15%     -23.98%
  International Equity Select Trust          5,800      9.81        56,899        --      -18.39%
  International Index Trust                129,553      6.85       886,916        --      -21.71%
  International Small Cap Trust            366,981     10.52     3,860,213        --      -17.61%
  International Stock Trust              1,836,400      8.87    16,281,141      0.42%     -25.25%
  International Value Trust                494,821      8.33     4,123,764      0.80%     -23.76%
  Internet Technologies Trust              169,215      1.91       323,201        --      -49.60%
  Investment Quality Bond Trust          1,449,230     18.36    26,612,921      5.11%       7.80%
  Large Cap Growth Trust                 1,303,327      9.98    13,005,482      0.31%     -27.09%
  Lifestyle Aggressive 1000 Trust          422,419     10.41     4,397,879      0.74%     -26.16%
  Lifestyle Balanced 640 Trust           1,032,277     13.89    14,336,209      3.16%     -15.12%
  Lifestyle Conservative 280 Trust          78,980     17.29     1,365,211      2.12%      -1.23%
  Lifestyle Growth 820 Trust             1,872,805     12.22    22,888,936      2.06%     -21.39%
  Lifestyle Moderate 460 Trust             213,055     15.62     3,327,433      3.41%      -7.67%
  Mid Cap Growth Trust                     197,419      6.63     1,308,890        --      -36.68%
  Mid Cap Index Trust                      219,184     10.56     2,315,654      0.01%     -19.73%
  Mid Cap Opportunities Trust               90,200      7.03       634,105        --      -33.62%
  Mid Cap Stock Trust                      319,535      7.75     2,476,400        --      -28.04%
  Mid Cap Value Trust                      405,643     11.07     4,488,427        --      -15.47%
  Money Market Trust                     4,703,268     21.20    99,693,626      0.91%       0.91%
  Overseas Trust                           520,916      9.29     4,841,714      0.58%     -23.55%
  Pacific Rim Emerging Markets Trust       959,762      6.46     6,202,245      0.12%     -11.48%
  Quantitative Equity Trust              1,092,645     28.82    31,493,756      0.28%     -33.73%
  Quantitative Mid Cap Trust                49,376      7.86       388,094        --      -22.94%
  Real Estate Securities Trust             634,211     40.67    25,789,950      3.20%       3.51%
  Science and Technology Trust           1,336,506      7.72    10,320,288        --      -50.43%
  Select Growth Trust                       21,005      7.88       165,528        --      -33.67%
  Small Cap Index Trust                    217,167      8.82     1,916,348        --      -25.71%
  Small Company Blend Trust                336,722      8.82     2,969,053      0.20%     -30.03%
  Small Company Value Trust                824,357      9.18     7,568,159      0.27%     -11.69%
  Small-Mid Cap Trust                        8,508      9.83        83,641        --      -17.74%
  Small-Mid Cap Growth Trust                12,335      7.79        96,093        --      -30.01%
  Strategic Bond Trust                     391,102     16.83     6,581,322      6.85%       4.56%
  Strategic Growth Trust                   120,553      7.10       855,928        --      -35.57%
  Strategic Opportunities Trust          2,104,499      8.90    18,722,463        --      -40.82%
  Tactical Allocation Trust                 56,044      7.45       417,727        --      -28.88%
  Telecommunications Trust                  31,455      3.80       119,529        --      -52.08%
  Total Return Trust                       771,628     15.85    12,231,784      2.62%       6.71%
  Total Stock Market Index Trust           228,368      7.29     1,663,791        --      -26.86%
  U.S. Government Securities Trust       1,188,853     15.09    17,946,002      3.23%       6.78%
  U.S. Large Cap Value Trust             1,053,309      8.51     8,961,383      0.28%     -33.85%
  Utilities Trust                           38,072      6.55       249,489      0.01%     -29.89%
  Value Trust                              891,734     12.49    11,140,208      0.75%     -29.79%
  500 Index Trust                        1,666,767      7.08    11,797,738        --      -28.54%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

5. FINANCIAL HIGHLIGHTS (CONTINUED)

   * These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

   ** These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

6. RELATED PARTY TRANSACTIONS

Manulife Financial Securities LLC, a registered broker-dealer and wholly owned subsidiary of ManUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Registered representatives of either Manulife Financial Securities LLC or other broker-dealers having distribution agreements with Manulife Financial Securities LLC who are also authorized as variable life insurance agents under applicable state insurance laws sell the Contracts. Registered representatives are compensated on a commission basis.

These underwriting and distribution services had been performed by ManEquity, Inc. before it was merged into Manulife Financial Securities LLC on January 1, 2002. ManEquity, Inc. was also an indirect wholly owned subsidiary of MFC.

The Company has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months notice. Under this agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A

7. SUBSEQUENT EVENT

As the result of portfolio changes, the following sub-account of the Account will be renamed as follows:

      PREVIOUS NAME                NEW NAME              EFFECTIVE DATE
      -------------                --------              --------------
       Growth Trust           All Cap Core Trust        November 25, 2002

                             THE MANUFACTURERS LIFE

                                INSURANCE COMPANY

                                     (U.S.A.)

                              AUDITED CONSOLIDATED

                              FINANCIAL STATEMENTS

                                   YEARS ENDED

                        DECEMBER 31, 2001, 2000 AND 1999

                           [MANULIFE FINANCIAL LOGO]

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                    CONTENTS

REPORT OF INDEPENDENT AUDITORS...............................................1


AUDITED CONSOLIDATED FINANCIAL STATEMENTS

     CONSOLIDATED BALANCE SHEETS.............................................2

     CONSOLIDATED STATEMENTS OF INCOME.......................................3

     CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS...............4

     CONSOLIDATED STATEMENTS OF CASH FLOWS...................................5

     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS..............................6

                         REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the financial statements, in 2001, the Company changed its accounting for certain investments.

                                                           /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
March 22, 2002

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

As at December 31 ($ millions)
ASSETS                                                                                 2001                      2000
----------------------------------------------------------------------------------------------------------------------
INVESTMENTS:
Securities available-for-sale, at fair value:
       Fixed-maturity (amortized cost: 2001  $9,656  ; 2000 $9,580)               $   10,108                $   9,797
       Equity (cost: 2001 $889 ; 2000 $707)                                              845                      852
Mortgage loans                                                                         1,675                    1,539
Real estate                                                                              969                      986
Policy loans                                                                           2,226                    1,998
Short-term investments                                                                   539                      715
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                                 $   16,362                $  15,887
----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                         $      109                $      98
Deferred acquisition costs                                                             2,302                    2,066
Deferred income taxes                                                                     79                      125
Due from affiliates                                                                      508                      511
Amounts recoverable from reinsurers                                                      767                      572
Other assets                                                                             641                      757
Separate account assets                                                               30,217                   29,681
----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                      $   50,985                $  49,697
======================================================================================================================
 LIABILITIES, CAPITAL AND SURPLUS
----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Policyholder liabilities and accruals                                             $   17,415                $  16,240
Note payable                                                                             200                      200
Due to affiliate                                                                         250                      250
Other liabilities                                                                        601                      778
Separate account liabilities                                                          30,217                   29,681
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                 $   48,683                $  47,149
======================================================================================================================
CAPITAL AND SURPLUS:
Capital stock                                                                     $        5                $       5
Retained earnings                                                                      2,176                    2,260
Accumulated other comprehensive income                                                   121                      283
----------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                                         $    2,302                $   2,548
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                            $   50,985                $  49,697
======================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31
($ millions)                                                                       2001             2000           1999
------------------------------------------------------------------------------------------------------------------------
REVENUE:

     Premiums                                                                   $  794          $    814       $    881
     Fee income                                                                    903               958            746
     Net investment income                                                       1,115             1,135          1,121
     Realized investment gains                                                      35               137             27
     Other                                                                          12                --              5
------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                                   $2,859          $  3,044       $  2,780
------------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:

     Policyholder benefits and claims                                           $1,567          $  1,535       $  1,429
     Operating expenses and commissions                                            600               617            494
     Amortization of deferred acquisition costs                                    277               180             40
     Interest expense                                                               30                19              8
     Policyholder dividends                                                        348               339            323
     Minority interest expense                                                      --                16             16
------------------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                                     $2,822          $  2,706       $  2,310
------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                                                          37               338            470
------------------------------------------------------------------------------------------------------------------------
INCOME TAX (BENEFIT) EXPENSE                                                        (4)               90            177
------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                      $   41          $    248       $    293
========================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                                                    ACCUMULATED
                                                                                       OTHER           TOTAL
  FOR THE YEARS ENDED DECEMBER 31                     CAPITAL    RETAINED           COMPREHENSIVE    CAPITAL AND
  ($ millions)                                         STOCK     EARNINGS           INCOME (LOSS)      SURPLUS
-----------------------------------------------------------------------------------------------------------------
  BALANCE AT JANUARY 1, 1999                           $  5          $1,697             $ 149         $ 1,851
  Comprehensive income                                   --             293               (21)            272
-----------------------------------------------------------------------------------------------------------------
  BALANCE, DECEMBER 31, 1999                           $  5          $1,990             $ 128         $ 2,123
-----------------------------------------------------------------------------------------------------------------
  Comprehensive income                                   --             248               155             403
  Contributed surplus                                    --              22                --              22
-----------------------------------------------------------------------------------------------------------------
  BALANCE, DECEMBER 31, 2000                           $  5          $2,260             $ 283         $ 2,548
  Comprehensive income                                   --              41              (162)           (121)
  Dividend to shareholder                                --            (125)               --            (125)
-----------------------------------------------------------------------------------------------------------------
  BALANCE, DECEMBER 31, 2001                           $  5          $2,176             $ 121         $ 2,302
=================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31
($ millions)                                                            2001                 2000           1999
-----------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:

Net Income                                                           $     41           $     248       $    293
Adjustments to reconcile net income to net cash provided by
operating activities:
     Additions to policyholder liabilities and accruals                   442                 330            404
     Deferred acquisition costs                                          (538)               (590)          (463)
     Amortization of deferred acquisition costs                           277                 180             40
     Amounts recoverable from reinsurers                                  (91)                 23            334
     Realized investment gains                                            (35)               (137)           (27)
     Decreases to deferred income taxes                                    60                  34            194
     Amounts due from affiliates                                            3                 259             22
     Other assets and liabilities, net                                    (38)               (244)           258
     Other, net                                                             3                 (62)            58
-----------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                            $    124           $      41       $  1,113
-----------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                    $  9,976           $   6,584       $  4,302
Fixed-maturity securities purchased                                   (10,031)             (6,792)        (4,763)
Equity securities sold                                                    412               1,185            303
Equity securities purchased                                              (587)             (1,012)          (349)
Mortgage loans advanced                                                  (334)               (187)          (148)
Mortgage loans repaid                                                     200                 274            314
Real estate sold                                                           42                 101             54
Real estate purchased                                                     (29)                (58)          (219)
Policy loans advanced, net                                               (228)               (155)          (133)
Short-term investments                                                    176                (431)          (251)
Separate account seed money                                                --                  --             32
Other investments, net                                                    (26)                196           (355)
-----------------------------------------------------------------------------------------------------------------
Net cash used in investing activities                                $   (429)          $    (295)      $ (1,213)
-----------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Deposits and interest credited to policyholder account balances      $  1,934           $   1,336       $  1,263
Withdrawals from policyholder account balances                         (1,532)             (1,579)          (987)
Amounts due to affiliates                                                 150                 250             --
Principal repayment of amounts due to affiliates                         (150)                 --             --
Net reinsurance recoverable (payable)                                      39                  87           (158)
Dividend to shareholder                                                  (125)                 --             --
Borrowed funds                                                             --                 107             50
-----------------------------------------------------------------------------------------------------------------
Net cash provided by financing activities                            $    316           $     201       $    168
-----------------------------------------------------------------------------------------------------------------
CASH:
Increase (decrease) during the year                                        11                 (53)            68
Balance, beginning of year                                                 98                 151             83
-----------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                 $    109           $      98       $    151
=================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

1.       ORGANIZATION

         The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") is an indirectly wholly-owned subsidiary of Manulife Financial Corporation, a Canadian-based publicly traded company. Manulife Financial Corporation ("MFC") and its subsidiaries are collectively known as "Manulife Financial". ManUSA and its subsidiaries, collectively known as the "Company", operate in the life insurance industry, offering a broad range of insurance and wealth management related products. These products are offered both on an individual and group basis and are marketed primarily in the United States.

         In December of 2000 through an issuance of shares, the Company acquired the remaining 21.6% minority interest in Manulife-Wood Logan Holding Co. Inc ("MWLH"), a subsidiary of the Company, from MRL Holding, LLC ("MRL-LLC"), an affiliated company. As this was a related party transaction, the purchase was accounted for at MRL-LLC's carrying value and no goodwill was generated.

2.       SIGNIFICANT ACCOUNTING POLICIES

     a)  BASIS OF PRESENTATION

         The accompanying consolidated financial statements of ManUSA have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and include accounts and operations, after intercompany eliminations, of ManUSA and its subsidiaries.

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

     b)  RECENT ACCOUNTING STANDARDS

         In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets". SFAS No. 141 requires the purchase method of accounting to be used for all future business combinations. SFAS No. 142 eliminates the practice of amortizing goodwill through periodic charges to earnings and establishes a new methodology for recognizing and measuring goodwill and other intangible assets. Under this new accounting standard, the Company will cease goodwill amortization effective January 1, 2002. The Company is currently considering the other provisions of the new standard. The impact of adopting these two standards on the Company's financial statements is not expected to be material.

         EITF Issue No. 99-20 ("EITF 99-20"), "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets", applies to all securities, purchased or retained, which represent beneficial interests in securitized assets, unless they meet certain exception criteria. Such securities include many collateralized mortgage, bond, debt and loan obligations, mortgage-backed securities, and asset-backed securities. EITF 99-20 significantly changes the method of assessing "other than temporary impairments" and for recognizing interest income. A decline in fair value below the "amortized cost" basis is considered to be an other than temporary impairment whenever there is an adverse change in the amount or timing of cash flows to be received, regardless of the resulting yield, unless the decrease is solely a result of changes in market interest rates. Interest income is based on prospective estimates of future cash flows. EITF 99-20 was effective for fiscal quarters beginning after March 15, 2001. We reviewed all applicable securities held by the Company since April 1, 2001 and deemed the impact of this new accounting clarification as immaterial.

     c)  INVESTMENTS

         The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed bond portion of the fixed-maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. That adjustment is included in net investment income.

         Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific-identification method. Temporary changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred taxes, deferred acquisition costs, policyholder liabilities and unearned revenue liability.

         Mortgage loans are reported at unpaid principal balances, net of a provision for losses. The provision for losses is established for mortgage loans both on a specific as well as on an aggregate basis. Mortgage loans are considered to be impaired when the Company has determined that it is probable that all amounts due under contractual terms will not be collected. Impaired loans are reported at the lower of unpaid principal or fair value of the underlying collateral.

         Real estate held for investment is carried at cost, less accumulated depreciation and provisions for impairment and write-downs, if applicable. Real estate held for sale is carried at the lower of cost or market value where changes in estimates of market value are recognized as realized gains or losses in the income statement.

         Policy loans are reported at aggregate unpaid balances, which approximates fair value.

         Short-term investments, which include investments with maturities of less than one year and greater than ninety days as at the date of acquisition, are reported at amortized cost which approximates fair value.

     d)  CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     e)  DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable from future gross profits and included as an asset. The portion of DAC associated with variable annuity and variable life insurance contracts, universal life insurance contracts, investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. This amortization is adjusted retrospectively when current gross profits or estimates of future gross profits are revised. Certain changes in assumptions regarding the variable annuity product line were made which refined the amortization pattern. DAC associated with all other insurance contracts is amortized over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on current and estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and if not recoverable, is immediately expensed.

     f)  POLICYHOLDER LIABILITIES AND ACCRUALS

         Policyholder liabilities for traditional non-participating life insurance policies and for accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

         For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net unrealized gains associated with the underlying assets.

         For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders.

         For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. Interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies range from 2.5% to 7.0%. As of December 31, 2001, participating insurance expressed as a percentage of insurance in force is 69.1%.

         For participating policies inforce as of September 23, 1999, the demutualization of The Manufacturers Life Insurance Company ("MLT"), an indirect parent, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as separate "closed block" of business. As at December 31, 2001, $7,441 (2000 - $7,048) of both assets and actuarial liabilities related to the participating policyholders' account are included in the closed block.

         ManUSA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value as at December 31, 2001.

     g)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to group pension business as well as for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

     h)  REVENUE RECOGNITION

         Premiums on long-duration life insurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

         Fee income from annuity contracts, pension contracts, and insurance contracts consist of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

         Interest on fixed-maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on ex-dividend dates.

     i)  POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for variable annuity and variable life contracts, for universal life insurance contracts, and for investment pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

     j)  REINSURANCE

         The Company routinely utilizes reinsurance transactions to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance, and modified co-insurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts.

         The amount recoverable from reinsures and pertaining to policyholder liabilities is presented as a separate asset on the balance sheet. For those claims paid and covered by a reinsurance treaty, a reinsurance receivable has been included as part of other assets.

     k)  INCOME TAX

         Income taxes have been provided for in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

         ManUSA joins its direct parent, Manulife Reinsurance Corporation (U.S.A.) ("MRC"), its indirect parent, The Manufacturers Investment Corporation ("MIC"), and its subsidiary, The Manufacturers Life Insurance Company of America ("MLA"), in filing a U.S. consolidated income tax return as a life insurance group under the provisions of the Internal Revenue Service. A separate life insurance group for certain of ManUSA's subsidiaries is also in place. In accordance with the income tax-sharing agreements, the Company's income tax provision (or benefit) is computed as if ManUSA and the companies within the two groups filed separate income tax returns. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

     l)  FOREIGN EXCHANGE

         The balance sheet and statement of income of the Company's foreign operations as well as non-U.S. dollar investments are translated into U.S. dollars using exchange rates in effect at the balance sheet date and average exchange rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

     m)  DERIVATIVES

         The Company adopted the Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by Statement of Financial Accounting Standards No. 138, on January 1, 2001. As a result, all derivative instruments are reported on the Consolidated Balance Sheet at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in current period earnings. There was no cumulative transition adjustment at the time of adoption.

         For fair value hedges, the Company is hedging changes in the fair value of assets, liabilities or firm commitments with changes in fair values of the derivative instruments. Both sets of changes are recorded through income. For cash flow hedges, the Company is hedging the variability of cash flows related to forecasted transactions. The effective portion of changes in the fair value of cash flow hedges is recorded in other comprehensive income and reclassified into income in the same period or periods during which the hedged transaction affects earnings. The Company estimates that deferred net losses of $4 after tax, included in other comprehensive income as at December 31, 2001, will be reclassified into earnings within the next twelve months. Cash flow hedges include hedges of certain forecasted transactions of varying periods up to a maximum of 40 years.

     n)  RECLASSIFICATIONS

         Certain prior year amounts have been reclassified to conform to the current year presentation.

3.       INVESTMENTS AND INVESTMENT INCOME

     a)  FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 2001, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                                    GROSS            GROSS
                                            AMORTIZED COST        UNREALIZED        UNREALIZED        FAIR VALUE
          AS AT DECEMBER 31                                         GAINS            LOSSES
          ($ millions)                        2001      2000     2001    2000     2001     2000     2001      2000
          ----------------------------------------------------------------------------------------------------------
          FIXED-MATURITY SECURITIES:

          U.S. government                   $1,963    $1,240      $65    $103    $ (9)    $ --   $ 2,019    $1,343
          Foreign governments                1,290     1,730      169     204      (2)      --     1,457     1,934
          Corporate                          5,728     5,561      297     111     (98)    (215)    5,927     5,457
          Asset - backed                       675     1,049       32      21      (2)      (7)      705     1,063
          ----------------------------------------------------------------------------------------------------------
          TOTAL FIXED-MATURITY
          SECURITIES                         9,656     9,580      563     439    (111)    (222)   10,108     9,797
          ----------------------------------------------------------------------------------------------------------
          EQUITY SECURITIES                  $ 889     $ 707     $ 93    $210  $ (137)    $(65)    $ 845     $ 852
          ----------------------------------------------------------------------------------------------------------

         Proceeds from sales of fixed-maturity securities during 2001 were $10,063 (2000 - $6,584 and 1999 - $4,302). Gross gains and losses of
         $225 and $98 respectively, were realized on those sales (2000 - $71 and $242 respectively, 1999 - $49 and $167 respectively).

     Proceeds from the sale of equity securities during 2001 were $412 (2000 - $1,185 and 1999 - $303). Gross gains and losses of $20 and $31 respectively, were realized on those sales (2000 - $319 and $60 respectively, 1999 - $84 and $39 respectively).

     The contractual maturities of fixed-maturity securities at December 31, 2001 are shown below.

AS AT DECEMBER 31, 2001
($ millions)                                                         AMORTIZED COST      FAIR VALUE
----------------------------------------------------------------------------------------------------
Fixed-maturity securities, excluding mortgage-backed securities:
     One year or less                                                 $        230      $        242
     Greater than 1; up to 5 years                                           1,310             1,342
     Greater than 5; up to 10 years                                          2,930             3,022
     Due after 10 years                                                      4,511             4,797
Asset - backed securities                                                      675               705
----------------------------------------------------------------------------------------------------
TOTAL FIXED-MATURITY SECURITIES                                       $      9,656      $     10,108
----------------------------------------------------------------------------------------------------

     Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

b)   MORTGAGE LOANS

     Mortgage loans are reported at amortized cost, net of a provision for losses. The impaired mortgage loans and the related allowance for mortgage loan losses were as follows:


AS AT DECEMBER 31
($ millions)                                     2001            2000
-----------------------------------------------------------------------
IMPAIRED LOANS                                   $  79           $  80
-----------------------------------------------------------------------
Allowance, January 1                             $  51           $  57

Deductions                                          (1)             (6)
-----------------------------------------------------------------------
ALLOWANCE, DECEMBER 31                           $  50           $  51
-----------------------------------------------------------------------

c)   INVESTMENT INCOME

     Income by type of investment was as follows:


FOR THE YEARS ENDED DECEMBER 31
($ millions)                          2001          2000          1999
-----------------------------------------------------------------------
Fixed-maturity securities           $   698       $   727       $   726

Equity securities                        42            60            18

Mortgage loans                          128           126           149

Investment real estate                   81            95            71

Other investments                       200           184           195
-----------------------------------------------------------------------
Gross investment income               1,149         1,192         1,159

Investment expenses                     (34)          (57)          (38)
-----------------------------------------------------------------------
NET INVESTMENT INCOME               $ 1,115       $ 1,135       $ 1,121
-----------------------------------------------------------------------

    d)   SIGNIFICANT EQUITY INTERESTS


         ManUSA holds a 27.7% (2000 - 22.4%) indirect interest in Flex Leasing I, LLC and a 19.6% direct interest in Flex Leasing II, LLC. These investments are accounted for using the equity method whereby ManUSA would recognize its proportionate share of the respective investee's net income or loss. As at December 31, 2001, the sum of total assets for both these investees was $396 (2000 - $392), with total liabilities amounting to $295 (2000 - $288). For the year ended December 31, 2001, total net loss for both these investees amounted to $4 (2000 - net income of $1).


4.       COMPREHENSIVE INCOME

    a)   Total comprehensive income was as follows:


FOR THE YEARS ENDED DECEMBER 31
($ millions)                                                 2001        2000        1999
-----------------------------------------------------------------------------------------
NET INCOME                                                  $  41       $ 248       $ 293
-----------------------------------------------------------------------------------------

OTHER COMPREHENSIVE (LOSS) INCOME, NET OF INCOME TAX:
  Unrealized holding (losses) gains arising during the
  year                                                       (146)         69          (4)
    Foreign currency translation                              (13)         (3)          1
    Less:
   Reclassification adjustment for realized gains and
   losses included in net income                                3         (89)         18
-----------------------------------------------------------------------------------------
Other comprehensive (loss) income                            (162)        155         (21)
-----------------------------------------------------------------------------------------
COMPREHENSIVE (LOSS) INCOME                                 $(121)      $ 403       $ 272
=========================================================================================

         Other comprehensive (loss) income is reported net of tax (benefit) expense of ($81), $87, and $30 for 2001, 2000 and 1999, respectively.

         Accumulated other comprehensive income is comprised of the following:

AS AT DECEMBER 31
($ millions)                                 2001        2000
-------------------------------------------------------------
UNREALIZED GAINS :
     Beginning balance                      $ 290       $ 132
     Current period change                   (149)        158
-------------------------------------------------------------
     Ending balance                         $ 141       $ 290
-------------------------------------------------------------
FOREIGN CURRENCY:
     Beginning balance                      $  (7)      $  (4)
     Current period change                    (13)         (3)
-------------------------------------------------------------
     Ending balance                         $ (20)      $  (7)
-------------------------------------------------------------
ACCUMULATED OTHER COMPREHENSIVE INCOME      $ 121       $ 283
=============================================================

    b)   UNREALIZED GAINS (LOSSES) ON SECURITIES AVAILABLE-FOR-SALE

         Net unrealized gains (losses) on fixed-maturity and equity securities included in other comprehensive income were as follows:


AS AT DECEMBER 31
($ millions)                                                 2001        2000
------------------------------------------------------------------------------
Gross unrealized gains                                      $ 656       $ 648

Gross unrealized losses                                      (248)       (286)

DAC and other amounts required to satisfy policyholder
      liabilities                                            (191)         39

Deferred income taxes                                         (76)       (111)
------------------------------------------------------------------------------
NET UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE       $ 141       $ 290
==============================================================================

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:


FOR THE YEARS ENDED DECEMBER 31
($ millions)                                         2001          2000
-----------------------------------------------------------------------
Balance, January 1                                $ 2,066       $ 1,631
Capitalization                                        538           590
Amortization                                         (277)         (180)
Effect of net unrealized gains on securities
       available-for-sale                             (25)           25
=======================================================================
BALANCE, DECEMBER 31                              $ 2,302       $ 2,066
=======================================================================

6.       INCOME TAXES

         The components of income tax (benefit) expense were as follows:


FOR THE YEARS ENDED DECEMBER 31
($ millions)                          2001        2000       1999
-----------------------------------------------------------------
Current (benefit) expense            $ (64)      $  56      $ (17)

Deferred expense                        60          34        194
-----------------------------------------------------------------
TOTAL (BENEFIT) EXPENSE              $  (4)      $  90      $ 177
=================================================================

         Income before federal income taxes differs from taxable income principally due to tax-exempt investment income; dividends received tax deductions, differences in the treatment of policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

         The Company's deferred income tax asset (liability), which results from tax affecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date, relates to the following:

FOR THE YEARS ENDED DECEMBER 31
($ millions)                                                2001      2000      1999
------------------------------------------------------------------------------------
DEFERRED TAX ASSETS:

     Differences in computing policy reserves               $682      $630      $635

     Investments                                               1        --        --

     Policyholder dividends payable                           13        11         9

     Net capital loss                                         --         6        --

     Net operating loss                                       87        41        --

     Other deferred tax assets                                37        19        --
------------------------------------------------------------------------------------
Deferred tax assets                                         $820      $707      $644
------------------------------------------------------------------------------------
DEFERRED TAX LIABILITIES:

     Deferred acquisition costs                             $412      $340      $244

     Unrealized gains on securities available-for-sale       163       140       189

     Premiums receivable                                      16        13        14

     Investments                                             112        47        14

     Other deferred tax liabilities                           38        42        32
------------------------------------------------------------------------------------
Deferred tax liabilities                                    $741      $582      $493
------------------------------------------------------------------------------------
NET DEFERRED TAX ASSETS                                     $ 79      $125      $151
====================================================================================

         The Company files a consolidated federal income tax return for all its subsidiaries except for The Manufacturers Life Insurance Company of North America ("MNA") and The Manufacturers Life Insurance Company of New York ("MNY"). MNA and MNY file a separate consolidated federal income tax return. ManUSA and its subsidiaries file separate state income tax returns. The method of allocation among the companies is subject to a written tax sharing agreement under which the tax liability is allocated to each member on a pro rata basis based on the relationship that the member's tax liability (computed on a separate return basis) bears to the tax liability of the consolidated group. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to the payable to parent, subsidiaries or affiliates. Such settlements occur on a periodic basis.

         At December 31, 2001, the Company has operating loss carry forwards of $249 that will begin to expire in 2011.

7.       NOTE PAYABLE

         On December 29, 1997, the Company issued a surplus debenture for $200 plus interest at 7.93% per annum to MIC. The surplus debenture matures on February 1, 2022. Except in the event of insolvency or wind-up of the Company, the instrument may not be redeemed by the Company during the period of five years from date of issue without the approval of the Office of the Superintendent of Financial Institutions of Canada. Interest accrued and expensed was $16 for each of 2001, 2000, and 1999. Interest paid was $16, $9, and $16 for 2001, 2000, and 1999, respectively.
8.       CAPITAL AND SURPLUS

         Capital Stock is comprised of the following:


AS AT DECEMBER 31
($ millions)                                           2001      2000
---------------------------------------------------------------------
AUTHORIZED:
     50,000,000 Preferred shares, Par value $1.00        --        --
     50,000,000 Common shares, Par value $1.00
---------------------------------------------------------------------
ISSUED AND OUTSTANDING:
     100,000 Preferred shares
     4,728,934 Common shares (2000 - 4,711,772 )          5         5
=====================================================================

         Pursuant to an agreement dated December 31, 2000, ManUSA purchased from MRL-LLC all of MRL-LLC's 21.6% interest in MWLH. In exchange, ManUSA transferred 167,268 of its common shares to MRL-LLC and forgave a promissory note owed by MRL-LLC amounting to $52 plus accrued interest. The result was a $22 addition to the Company's contributed surplus. As well, the agreement permitted the use of estimates in determining the value of shares exchanged until a final valuation of the respective companies was performed. This valuation was completed in 2001 resulting in an additional 17,162 shares transferred from ManUSA to MRL-LLC. There was no addition to the Company's contributed surplus.

         ManUSA and its life insurance subsidiaries are subject to statutory limitations on the payment of dividends. Dividend payments in excess of prescribed limits cannot be paid without the prior approval of U.S. insurance regulatory authorities.

         Net income (loss) and capital and surplus, as determined in accordance with statutory accounting principles for ManUSA and its life insurance subsidiaries were as follows:

FOR THE YEARS ENDED DECEMBER 31
($ millions)                                                       2001          2000          1999
---------------------------------------------------------------------------------------------------
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.):
   Net income                                                   $    55       $   200       $   132
   Net capital and surplus                                        1,280         1,384         1,560
THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA:
   Net loss                                                     $  (117)      $   (59)      $    (3)
   Net capital and surplus                                          212           152           171
THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA:
   Net (loss) income                                            $   (20)      $   (19)      $     6
   Net capital and surplus                                          100           120           137
THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK:
   Net (loss) income                                            $   (26)      $    (3)      $     1
   Net capital and surplus                                           34            61            64
===================================================================================================

         In March 1998, the National Association of Insurance Commissioners adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company's life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of these subsidiaries adopted Codification as the prescribed basis of accounting on which insurers must report their statutory-basis results. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification was reported as an increase to surplus in the statutory-basis financial statement of the respective life insurance subsidiaries. In total, statutory-basis surplus of the life insurance entities within the Company increased by $175.

         As a result of demutualization of MLI, an indirect parent, there are regulatory restrictions on the amounts of profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of the policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.

9.       EMPLOYEE BENEFITS

    a)   EMPLOYEE RETIREMENT PLAN

         The Company sponsors a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" ("the Plan"). Pension benefits are provided to participants of the Plan after three years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

         Cash balance accounts are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits under the Plan vary based on service. Interest credits are a function of the 1-year U.S. Treasury Bond rate plus 0.50%, but no less than 5.25% per year.

         Actuarial valuation of accumulated plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized into income of the Company over the estimated average remaining service lives of the participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

         The Company also sponsors an unfunded supplemental cash balance plan entitled "The Manulife Financial U.S. Supplemental Cash Balance Plan" ("the Supplemental Plan"). This non-qualified plan provides defined pension benefits in excess of limits imposed by law. The Internal Revenue Code does not restrict compensation nor does it limit benefits. Benefits under the Supplemental Plan are provided to participants who terminate after three years of service. The default form of payment under this plan is a lump sum, although participants may elect to receive payment in the form of an annuity provided that such an election is made within the time period prescribed in the Supplemental Plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the Supplemental Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the Plan.

         Cash balance contribution credits vary by service, and interest credits are a function of the 1-year U.S. Treasury Bond rate plus 0.50%, but no less than 5.25% per year. The annual contribution credits are made in respect of the participant's compensation that is in excess of the limit in the Internal Revenue Code. Together, these contributions serve to restore to the participant the benefit that he / she would have been entitled to under the Plan's benefit formula but for the limitation in Internal Revenue Code.

         At December 31, 2001, the projected benefit obligation to the participants of both the Plan and the Supplemental Plan was $78, which was based on an assumed interest rate of 7.25%. The fair value of the Plan assets totaled $72.

      b) 401(k) PLAN

         The Company sponsors a defined contribution 401(k) Savings Plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company contributed $1 for each of 2001, 2000, and 1999, respectively.

    c)   DEFERRED COMPENSATION PLAN

         The Company has deferred compensation incentive plans open to all branch managers and qualified agents. There are no stock option plans involving stock of ManUSA.

    d)   POSTRETIREMENT BENEFIT PLAN

         In addition to the retirement plans, the Company sponsors a postretirement benefit plan that provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This plan provides medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. This plan provides the retiree with a life insurance benefit of 100% of the salary just prior to retirement. The amount is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

         The Company accounts for its retiree benefit plan using the accrual method. At December 31, 2001, the benefit obligation of the postretirement benefit plan was $21, which was based on an assumed interest rate of 7.25%. This plan is unfunded.

    e) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLAN AND THE POSTRETIREMENT BENEFIT PLAN

         Information applicable to the Employee Retirement Plan and the Postretirement Benefit Plan as estimated by a consulting actuary for the December 31 year-end is as follows:

                                                                          EMPLOYEE            POSTRETIREMENT
                                                                         RETIREMENT              BENEFIT
AS OF DECEMBER 31                                                           PLAN                   PLAN
                                                                       -------------------------------------
(in millions)                                                          2001       2000       2001       2000
------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION
Benefit obligation at beginning of year                                $(74)      $(68)      $(18)      $(17)
Service cost                                                             (3)        (2)        (1)        (1)
Interest cost                                                            (5)        (5)        (1)        (1)
Amendments                                                               --         (1)        --         --
Actuarial gain (loss)                                                    (1)        (3)        (1)        --
Benefits paid                                                             5          5          1          1
------------------------------------------------------------------------------------------------------------
Benefits obligation at end of year                                     $(78)      $(74)      $(20)      $(18)
------------------------------------------------------------------------------------------------------------
CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of year                         $ 81       $ 87       $ --       $ --
Actual return on plan assets                                             (6)        (2)        --         --
Employer contribution                                                     2          1          1          1
Benefits paid                                                            (5)        (5)        (1)        (1)
------------------------------------------------------------------------------------------------------------
Fair value of plan assets at end of year                               $ 72       $ 81       $ --       $ --
------------------------------------------------------------------------------------------------------------

Funded status                                                          $ (6)      $  7       $(21)      $(18)
Unrecognized transition asset                                            (6)        (9)        --         --
Unrecognized actuarial loss (gain)                                       30         16        (12)       (15)
Unrecognized prior service cost (recovery)                                3          3         --         --
------------------------------------------------------------------------------------------------------------
Net amount recognized                                                  $ 21       $ 17       $(33)      $(33)
------------------------------------------------------------------------------------------------------------

Amounts recognized in statement of financial position consist of:
   Prepaid benefit cost                                                $ 38       $ 34       $ --       $ --
   Accrued benefit liability                                            (22)       (21)       (33)       (33)
   Intangible asset                                                       1          1         --         --
   Accumulated other comprehensive income                                 4          4         --         --
------------------------------------------------------------------------------------------------------------
Net amount recognized                                                  $ 21       $ 18       $(33)      $(33)
------------------------------------------------------------------------------------------------------------

                                            EMPLOYEE                 POSTRETIREMENT
                                           RETIREMENT                    BENEFIT
                                              PLAN                        PLAN
                                       ----------------------------------------------
AS OF DECEMBER 31                      2001          2000          2001          2000
-------------------------------------------------------------------------------------
WEIGHTED AVERAGE ASSUMPTIONS
Discount rate                          7.25%         7.25%         7.25%         7.25%
Expected return on plan assets         9.00%         8.50%          n/a           n/a
Rate of compensation increase          5.00%         5.00%         5.00%         5.00%

         On December 31, 2001, the accrued postretirement benefit cost was $21. The postretirement benefit obligation for eligible active employees was $3. The amount of the postretirement benefit obligation for ineligible active employees was $6. For measurement purposes as of December 31, 2001, a 7.5% and 9.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2002 for pre-65 and post-65 coverages, respectively. These rates were assumed to decrease gradually to 5.0% in 2007 and 2011, respectively, and remain at that level thereafter.

                                                     EMPLOYEE         POSTRETIREMENT
                                                    RETIREMENT           BENEFIT
                                                       PLAN               PLAN
AS OF DECEMBER 31                                 ----------------------------------
(in millions)                                     2001      2000      2001      2000
------------------------------------------------------------------------------------
COMPONENTS OF NET PERIODIC (BENEFIT) COST FOR
   PLAN SPONSOR
Service cost                                       $ 3       $ 2       $ 1       $ 1
Interest cost                                        5         5         1         1
Expected return on plan assets                      (7)       (7)       --        --
Amortization of net transition obligation           (2)       (2)       --        --
Recognized actuarial loss (gain)                    --        --        (1)       (1)
------------------------------------------------------------------------------------
NET PERIODIC (BENEFIT) COST                        $(1)      $(2)      $ 1       $ 1
====================================================================================

         The projected benefit obligation in excess of plan assets, the accumulated benefit obligation in excess of plan assets, and the fair value of plan assets for the Supplemental Plan were $23, $22, and $0 respectively as of December 31, 2001 and $22, $21, and $0 respectively as of December 31, 2000.

         Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage-point change in assumed health care cost trend rates would have the following effects on 2001 values:


                                                   1-PERCENTAGE-POINT    1-PERCENTAGE-POINT
(in millions)                                           INCREASE              DECREASE
-------------------------------------------------------------------------------------------
Effect on total of service and interest cost
components                                               $   --                $   --
Effect on postretirement benefit obligation              $    3                $   (2)
-------------------------------------------------------------------------------------------

10.      DERIVATIVE FINANCIAL INSTRUMENTS

         The Company uses a variety of off-balance sheet derivative financial instruments as part of its efforts to manage exposures to foreign currency, interest rate, and other market risks arising from its on-balance sheet financial instruments. These instruments include interest rate exchange agreements, cross currency swaps, and foreign currency forward contracts.

         The Company enters into interest rate exchange agreements to reduce and manage interest rate risk associated with outstanding non-U.S. dollar denominated debt. These instruments are regarded as fair value hedges.

         The Company uses cross currency swaps to reduce both foreign exchange and interest rate risk and to alter exposures arising from mismatches between assets and liabilities. Since the interest payments are in different currencies, there are no netting arrangements between counter-parties. These instruments are regarded as fair value hedges.

         The Company uses foreign currency forward contracts to hedge some of the foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and acquisition expenses in Canadian dollars. A foreign currency forward contract obligates the Company to deliver a specified amount of currency on a future date at a specified exchange rate. The value of the foreign exchange forward contracts at any given point fluctuates according to the underlying level of exchange rate and interest rate differentials. These instruments are regarded as cash flow hedges.

         These instruments are designated and effective as hedges, as there is a high correlation between changes in market value of the derivative and the underlying hedged item at inception and over the life of the hedge.

         The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in a loss and replacement cost risk (i.e. the cost to replace the contract at current market rates should the counterparty default prior to the settlement date). To limit exposure associated with counterparty nonperformance on interest rate exchange agreements, the Company enters into master netting agreements with its counterparties.

         Outstanding derivative instruments with off-balance sheet risks are as follows:


                                     NOTIONAL OR CONTRACT
                                            AMOUNTS              CARRYING VALUE             FAIR VALUE
AS AT DECEMBER 31                           -------              --------------             ----------
($ millions)                           2001        2000        2001         2000         2001         2000
-----------------------------------------------------------------------------------------------------------
Interest rate & currency swaps &
floors                                $1,098      $1,008      $    2       $    5       $    2       $    5

Interest rate option written              22          22          (1)          --           (1)          --

Equity Contracts                          37          68          --           (1)          --           (1)

Currency forwards                        851       1,125         (10)           5          (10)           5
-----------------------------------------------------------------------------------------------------------
TOTAL DERIVATIVES                     $2,008      $2,223      $   (9)      $    9       $   (9)      $    9
===========================================================================================================

         Fair value of off-balance sheet derivative financial instruments reflect the estimated amounts that the Company would receive or pay to terminate the contract at the balance sheet date, including the current unrealized gains (losses) on the instruments. Fair values of the agreements were based on estimates obtained from the individual counter parties.

11.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of the Company's financial instruments at December 31, 2001 were as follows:



($ millions)                                  CARRYING VALUE    FAIR VALUE
--------------------------------------------------------------------------
ASSETS:
   Fixed-maturity and equity securities          $10,953          $10,953
   Mortgage loans                                  1,675            1,783
   Policy loans                                    2,226            2,226
   Separate account assets                        30,217           30,217

LIABILITIES:
   Insurance investment contracts                $ 1,699          $ 1,698
   Derivative financial instruments                    9                9
   Separate account liabilities                   30,217           30,217
--------------------------------------------------------------------------


         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY AND EQUITY SECURITIES: Fair values of fixed-maturity and equity securities were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

         MORTGAGE LOANS: Fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

         POLICY LOANS:  Carrying values approximate fair values.

         DERIVATIVE FINANCIAL INSTRUMENTS: Fair values of derivative financial instruments were based on estimates obtained from the individual counterparties.

         INSURANCE INVESTMENT CONTRACTS: Fair value of insurance investment contracts, which do not subject the Company to significant mortality or morbidity risks, was estimated using cash flows discounted at market rates.

         SEPARATE ACCOUNT ASSETS AND LIABILITIES: The carrying amounts in the balance sheet for separate account assets and liabilities approximate their fair value. Fair value was determined by applying the above outlined methodology to the relevant assets underlying the respective separate accounts.

12.      RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MFC, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $216 in 2001. Prior to 2001, the agreements were with MLI. Costs incurred under these agreements were $243 and $194 for 2000 and 1999, respectively.

         MFC also provides a claims paying guarantee to certain U.S. policyholders.

         On September 23, 1997, the Company entered into a reinsurance agreement with Manulife Reinsurance Limited ("MRL"), an affiliated life insurance company domiciled in Bermuda, to reinsure a closed block of participating life insurance business. As there was limited transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRL under the terms of the agreement. Included in amounts due from affiliates is $506 (2000 - $568) representing the receivable from MRL for the transferred assets.

         The Company loaned $20 to MRL pursuant to a promissory note dated September 29, 2000. The loan is due on September 29, 2005 with interest calculated at 7.30% per annum, payable quarterly starting December 15, 2000.

         Pursuant to a promissory note dated June 12, 2000, the Company loaned $7 to MRL. Principal and accrued interest are payable on June 12, 2003. Interest on the loan calculated at 7.65% is payable semi-annually starting August 1, 2000.

         Pursuant to a grid promissory note and a credit agreement dated December 19, 2000, the Company received a loan of $250 ($375 Canadian) from an affiliate, Manulife Hungary Holdings KFT ("MHH"). The maturity date with respect to any advances is set at 365 days after the date of the advancement. Interest on the loan is calculated at the fluctuating rate to be equivalent to LIBOR plus 25 basis points and is payable quarterly starting March 28, 2001. The loan has been renewed until December 19, 2002. On August 7, 2001, the Company repaid $100 ($150 Canadian) of this loan.

         Pursuant to a grid promissory note and a credit agreement dated August 7, 2001, MNA received a loan of $100 ($150 Canadian) from MHH. The maturity date with respect to any advances is set at 365 days after the date of the advancement. Interest on the loan is calculated at the fluctuating rate to be equivalent to LIBOR plus 32.5 basis points and is payable quarterly starting December 28, 2001.

         Pursuant to a grid promissory note dated May 11, 2001, the Company loaned $20 to MRL. Principal and accrued interest are payable on May 11, 2006. Interest on the load is calculated at an annual rate of interest equal to LIBOR plus 60 basis points annually starting June 15, 2001.

13.      REINSURANCE

         In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

         The effects of reinsurance on premiums with unrelated insurance companies were as follows:

FOR THE YEARS ENDED DECEMBER 31
($ millions)                          2001        2000        1999
------------------------------------------------------------------
Direct premiums                      $ 969       $ 963       $ 976

Reinsurance assumed                     14          14          12

Reinsurance ceded                     (189)       (163)       (107)
------------------------------------------------------------------
TOTAL PREMIUMS                       $ 794       $ 814       $ 881
------------------------------------------------------------------

         Reinsurance recoveries on ceded reinsurance contracts were $204, $187, and $33 during 2001, 2000 and 1999, respectively.

14.      CONTINGENCIES & COMMITMENTS

         The Company and its subsidiaries are subject to legal actions arising in the ordinary course of business. These legal actions are not expected to have a material adverse effect on the consolidated financial position of the Company.

         During the year, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease provide for adjustments in future periods with the minimum aggregate rental commitments for the next five years as follows: $0 for 2002 and 2003, and $2 for 2004 and thereafter. There was no other material operating leases in existence as at the end of 2001.

15.      SUBSEQUENT EVENT

         Effective on January 1, 2002, all of the operations of MRC and all of the operations of MNA were merged with and into the operations of ManUSA. On the same day, all of the inforce operations of MLA were transferred to the Company by way of an assumption reinsurance agreement and dividend declarations. As a result of this reorganization, products previously sold and administered under the name of MRC, MNA, and MLA are now offered and administered under the name of ManUSA. Under the new organizational structure, surplus of the Company would increase by approximately $369.

         Also on January 1, 2002, the operations of Manulife-Wood Logan Holding Co., Inc., Manulife Wood Logan, Inc., and Manulife Holding Corporation, all subsidiaries of ManUSA, were liquidated into the Company.